EXHIBIT 4.1

Dated 29 April 2016

TELE2 AB (PUBL)

as Issuer

TELE2 SVERIGE AB

as Guarantor

BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH

as Fiscal Agent, Paying Agent, Registrar, Transfer Agent and Calculation Agent

AMENDED AND RESTATED AGENCY AGREEMENT

relating to
Tele2 AB (publ)
€3,000,000,000
Guaranteed Euro Medium Term Note Programme
Guaranteed by Tele2 Sverige AB

Linklaters

Ref:  EXM/OF/SL

Linklaters LLP

Table of Contents
Contents Page

1	Interpretation	1

2	Appointment and Duties	6

3	Issue of Notes and Certificates	7

4	Payment	10

5	Repayment	12

6	Early Redemption and Exercise of Options	12

7	Cancellation, Destruction, Records and Reporting Requirements	13

8	Coupon Sheets	15

9	Replacement Notes, Certificates, Coupons and Talons	15

10	Additional Duties of the Transfer Agents	15

11	Additional Duties of the Registrar	16

12	Regulations Concerning Registered Notes	16

13	Documents and Forms	16

14	Duties of Calculation Agent	17

15	Fees and Expenses	17

16	Indemnity	18

17	General	18

18	Changes in Agents	21

19	Communications	22

20	Notices	23

21	Governing Law and Jurisdiction	23

Schedule 1 Part A Form of CGN Temporary Global Note		26

Schedule 1 Part B Form of CGN Permanent Global Note		34

Schedule 1 Part C Form of NGN Temporary Global Note		45

Schedule 1 Part D Form of NGN Permanent Global Note		52

Schedule 1 Part E Form of Global Certificate		59

Schedule 2 Part A Form of Bearer Note		63

Schedule 2 Part B Form of Certificate		66

Schedule 2 Part C Terms and Conditions of the Notes		70

Schedule 2 Part D Form of Coupon		96

Schedule 2 Part E Form of Talon		98

Schedule 3 Provisions for Meetings of Noteholders		99

Schedule 4 Form of Exercise Notice for Redemption Option		108

Schedule 5 Regulations Concerning the Transfer and Registration of Notes		110

Schedule 6 Accountholder Certificate of Non-U.S. Citizenship and Residency		111

Schedule 7 Clearing System Certificate of Non-U.S. Citizenship and Residency		113

Schedule 8 Obligations regarding Notes in NGN form and Registered Notes held under the NSS		116

This Amended and Restated Agency Agreement is made as of 29 April 2016 between:

(1)	TELE2 AB (PUBL) (the “Issuer”)

(2)	TELE2 SVERIGE AB (the “Guarantor”) and

(3)	BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH as Fiscal Agent, Paying Agent, Registrar, Transfer Agent and Calculation Agent.

(A)
The Issuer, the Guarantor and the Agents named herein entered into an Agency Agreement dated 13 April 2012 (the “Original Agency Agreement”) pursuant to which the Issuer proposed to issue from time to time euro medium term notes guaranteed by the Guarantor (the “Notes”, which expression shall, if the context so admits, include the Global Notes (in temporary or permanent form) to be initially delivered in respect of Notes) in an aggregate nominal amount outstanding at any one time not exceeding the Programme Limit (the “Programme”).

(B)
It has been decided to amend and restate the Original Agency Agreement.  Therefore, with effect from the date hereof, the Original Agency Agreement shall for all purposes be amended and restated as set out in this Amended and Restated Agency Agreement (the “Agreement”) and, accordingly, this Agreement will apply to Notes issued under the Programme on or after the date of this Agreement, except those which are expressed to be consolidated and form a single series with Notes issued under the Programme before the date of this Agreement.

It is agreed as follows:

1	Interpretation

1.1	Definitions: In this Agreement:

“Agents” means the Fiscal Agent, the Paying Agents, the Calculation Agent, the Registrar and the Transfer Agents or any of them and shall include such other Agent or Agents as may be appointed from time to time hereunder and, except in Clause 18, references to Agents are to them acting solely through their specified offices

“Applicable Law” means any law or regulation including, but not limited to:  (i) any statute or regulation; (ii) any rule or practice of any Authority by which any party is bound or with which it is accustomed to comply; (iii) any agreement between any Authorities; and (iv) any customary agreement between any Authority and any party

“Authority” means any competent regulatory, prosecuting, Tax or governmental authority in any jurisdiction

“Business Day” means, in respect of each Note, (i) a day other than a Saturday or Sunday on which Euroclear and Clearstream, Luxembourg are operating and (ii) a day on which banks and foreign exchange markets are open for general business in the city of the Fiscal Agent’s specified office and (iii) (if a payment is to be made on that day) a day on which banks and foreign exchange markets are open for general business in the principal financial centre for the currency of the payment or, in the case of euro, a day on which the TARGET System is operating

“Calculation Agent” means BNP Paribas Securities Services, Luxembourg Branch as Calculation Agent hereunder (or such other Calculation Agent(s) as may be appointed hereunder from time to time either generally hereunder or in relation to a specific issue or Series of Notes)

“Certificate” means a registered certificate representing one or more Registered Notes of the same Series and, save as provided in the Conditions, comprising the entire holding by a Noteholder of his Registered Notes of that Series and, save in the case of Global Certificates, being substantially in the form set out in Schedule 2

“CGN” means a temporary Global Note in the form set out in Part A of Schedule 1 or a permanent Global Note in the form set out in Part B of Schedule 1

“Clearstream, Luxembourg” means Clearstream Banking, société anonyme

“Code” means the U.S. Internal Revenue Code of 1986, as amended

“Common Depositary” means, in relation to a Series, a depositary common to Euroclear and Clearstream, Luxembourg

“Common Safekeeper” means, in relation to a Series where the relevant Global Note is a NGN or the relevant Global Certificate is held under the NSS, the common safekeeper for Euroclear and/or Clearstream, Luxembourg appointed in respect of such Notes

“Common Service Provider” means, in relation to a Series where the relevant Global Note is a NGN or the relevant Global Certificate is held under the NSS, the common service provider for Euroclear and Clearstream, Luxembourg appointed in respect of such Notes

“Conditions” means in respect of the Notes of each Series the terms and conditions applicable thereto which shall be substantially in the form set out in Schedule 2 as modified, with respect to any Notes represented by a Global Certificate or a Global Note, by the provisions of such Global Certificate or Global Note, shall incorporate any additional provisions forming part of such terms and conditions set out in Part A of the Final Terms relating to the Notes of that Series and shall be endorsed on the Definitive Notes subject to amendment and completion as referred to in the first paragraph of Schedule 2 Part C and any reference to a particularly numbered Condition shall be construed accordingly

“Dealer Agreement” means the Amended and Restated Dealer Agreement relating to the Programme dated the date hereof between the Issuer, the Guarantor, Skandinaviska Enskilda Banken AB (publ) and the other dealers and arranger named in it

“Definitive Note” means a Bearer Note in definitive form substantially in the form set out in Schedule 2 and having, where appropriate, Coupons and/or a Talon attached thereto on issue and, unless the context requires otherwise, means a Certificate (other than a Global Certificate)

“EEA Regulated Market” means a market which complies with the requirements set out in Article 4.1(14) of Directive 2004/39/EC of the European Parliament and of the Council on markets in financial instruments

“Euroclear” means Euroclear Bank S.A./N.V.

“Exercise Notice” has the meaning given to it in the Conditions and, in the case of a Noteholders’ redemption option, shall be substantially in the form set out in Schedule 4

“Extraordinary Resolution” has the meaning set out in Schedule 3

“FATCA” means Sections 1471 through 1474 of the Code, any regulations or agreements thereunder, any official interpretations thereof, any law implementing an intergovernmental approach thereto, in each case, as amended from time to time

“FATCA Withholding” means any withholding or deduction required pursuant to an agreement described in section 1471(b) of the Code, or otherwise imposed pursuant to sections 1471 through 1474 of the Code, any regulations or agreements thereunder, any official interpretations thereof, or any law implementing an intergovernmental approach thereto

“FFI” means a “foreign financial institution” as such term is defined in FATCA

“Final Terms” means, in relation to a Tranche, the Final Terms issued specifying the relevant issue details of such Tranche, substantially in the form of Schedule C to the Dealer Agreement

“Fiscal Agent” means BNP Paribas Securities Services, Luxembourg Branch as Fiscal Agent hereunder (or such other Fiscal Agent as may be appointed from time to time hereunder)

“Global Certificate” means a Certificate substantially in the form set out in Schedule 1 representing Registered Notes of one or more Tranches of the same Series

“Global Note” means a temporary Global Note or, as the context may require, a permanent Global Note, a CGN and/or a NGN, as the context may require

“Issue Date” means, in relation to any Tranche, the date on which the Notes of that Tranche have been issued or, if not yet issued, the date agreed for their issue between the Issuer and the Relevant Dealer(s)

“Market” means the EEA Regulated Market of the Luxembourg Stock Exchange

“NGN” means a temporary Global Note in the form set out in Part C of Schedule 1 or a permanent Global Note in the form set out in Part D of Schedule 1

“NSS” means the new safekeeping structure which applies to Registered Notes held in global form by a Common Safekeeper for Euroclear and Clearstream, Luxembourg, and which is required for such Registered Notes to be recognised as eligible collateral for Eurosystem monetary policy and intra-day credit operations

“outstanding” means, in relation to the Notes of any Series, all the Notes issued other than (a) those that have been redeemed in accordance with the Conditions, (b) those in respect of which the date for redemption has occurred and the redemption moneys (including all interest accrued on such Notes to the date for such redemption and any interest payable after such date) have been duly paid to the Fiscal Agent as provided in this Agreement and remain available for payment against presentation and surrender of Notes, Certificates and/or Coupons, as the case may be, (c) those which have become void or in respect of which claims have become prescribed, (d) those which have been purchased and cancelled as provided in the Conditions, (e) those mutilated or defaced Bearer Notes that have been surrendered in exchange for replacement Notes, (f) (for the purpose only of determining how many Notes are outstanding and without prejudice to their status for any other purpose) those Bearer Notes alleged to have been lost, stolen or destroyed and in respect of which replacement Notes have been issued, (g) any temporary Global Note to the extent that it shall have been exchanged for a permanent Global Note and any Global Note to the extent that it shall have been exchanged for one or more Definitive Notes, in either case pursuant to its provisions; provided that, for the purposes of (i) ascertaining the right to attend and vote at any meeting of Noteholders and (ii) the determination of how many Notes are outstanding for the purposes of Condition 11 and Schedule 3, those Notes that are beneficially held by, or are held on behalf of, the Issuer or any of its Subsidiaries and not cancelled shall (unless and until ceasing to be so held) be deemed not to be outstanding.  Save for the purposes of the proviso herein, in the case of any Notes represented by a NGN, the Fiscal Agent shall rely on the records of Euroclear and Clearstream, Luxembourg in relation to any determination of the nominal amount outstanding of each NGN

“Participating FFI” means an FFI that is exempt from FATCA Withholding on payments made to it (including, for the avoidance of doubt, because FATCA Withholding is not yet applicable in respect of such payments and/or that FFI)

“Paying Agents” means the Fiscal Agent and the Paying Agents referred to above and such further or other Paying Agent or Agents as may be appointed from time to time hereunder

“permanent Global Note” means a Global Note representing Bearer Notes of one or more Tranches of the same Series, either on issue or upon exchange of a temporary Global Note, or part of it, and which shall be substantially in the form set out in Part B or Part D of Schedule 1, as the case may be

“Procedures Memorandum” means the dealer confirmation, issuer confirmation and notice details relating to the settlement of issues of Notes as shall be agreed upon from time to time by the Issuer, the Dealers and the Fiscal Agent and which, at the date of this Agreement, are set out in Schedule A to the Dealer Agreement

“Programme Limit” means the maximum aggregate nominal amount of Notes that may be issued and outstanding at any time under the Programme, as such limit may be increased pursuant to the Dealer Agreement

“Redemption Amount” means the Final Redemption Amount, Early Redemption Amount or Optional Redemption Amount, as the case may be, all as defined in the Conditions

“Register” means the register referred to in Clause 11

“Registrar” means BNP Paribas Securities Services, Luxembourg Branch as Registrar hereunder (or such other Registrar as may be appointed hereunder either generally or in relation to a specific Series of Notes)

“Regulations” means the regulations referred to in Clause 12

“Series” means a series of Notes, either issued on the same date or in more than one Tranche on different dates, that (except in respect of the first payment of interest and their issue price) have identical terms and are expressed to have the same series number

“specified office” means each of the offices of the Agents specified herein and shall include such other office or offices as may be specified from time to time hereunder

“Subscription Agreement” means an agreement between the Issuer, the Guarantor and two or more Dealers made pursuant to Clause 2.2 of the Dealer Agreement

“Subsidiary” means any entity whose financial statements at any time are required by law or in accordance with generally accepted accounting principles to be fully consolidated with those of the Issuer

“Syndicated Issue” means an issue of Notes pursuant to Clause 2.2 of the Dealer Agreement

“Tax” means any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of any Authority having power to tax

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer 2 System

“temporary Global Note” means a Global Note representing Bearer Notes on issue and which shall be substantially in the form set out in Part A or Part C of Schedule 1, as the case may be

“Tranche” means, in relation to a Series, those Notes of that Series that are issued on the same date and

“Transfer Agents” means the Transfer Agents referred to above and such further or other Transfer Agent or Agents as may be appointed from time to time hereunder either generally or in relation to a specific Series of Notes.

1.2	Construction of Certain References: References to:

1.2.1
the records of Euroclear and Clearstream, Luxembourg shall be to the records that each of Euroclear and Clearstream, Luxembourg holds for its customers which reflect the amount of such customers’ interests in the Notes

1.2.2	other capitalised terms not defined in this Agreement are to those terms as defined in the Conditions

1.2.3	principal and interest shall be construed in accordance with Condition 8 and

1.2.4	costs, charges, remuneration or expenses include any value added, turnover or similar tax charged in respect thereof.

1.3	Headings: Headings shall be ignored in construing this Agreement.

1.4
Contracts:  References in this Agreement to this Agreement or any other document are to this Agreement or those documents as amended, supplemented or replaced from time to time in relation to the Programme and include any document which amends, supplements or replaces them.

1.5	Schedules: The Schedules are part of this Agreement and have effect accordingly.

1.6
Alternative Clearing System:  References in this Agreement to Euroclear and/or Clearstream, Luxembourg shall, wherever the context so permits, be deemed to include reference to any additional or alternative clearing system approved by the Issuer, the Guarantor, the Registrar and the Fiscal Agent.  In the case of NGNs or Global Certificates held under the NSS, such alternative clearing system must also be authorised to hold such Notes as eligible collateral for Eurosystem monetary policy and intra-day credit operations.

1.7	Contracts (Rights of Third Parties) Act 1999: A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement

2	Appointment and Duties

2.1
Fiscal Agent and Registrar:  Each of the Issuer and the Guarantor appoints BNP Paribas Securities Services, Luxembourg Branch at its specified office in Luxembourg as Fiscal Agent and Paying Agent in respect of each Series of Notes and as Registrar and Transfer Agent in respect of each Series of Registered Notes.

2.2
Paying Agents and Transfer Agents:  Each of the Issuer and the Guarantor appoints BNP Paribas Securities Services, Luxembourg Branch at its specified office as Paying Agent in respect of each Series of Bearer Notes and BNP Paribas Securities Services, Luxembourg Branch at its specified office as Transfer Agent in respect of each Series of Registered Notes, unless the Final Terms relating to a Series of Notes lists the Agents appointed in respect of that Series, in which case, only those persons acting through their specified offices shall be appointed in respect of that Series.

2.3
Calculation Agent:  BNP Paribas Securities Services, Luxembourg Branch may be appointed as Calculation Agent in respect of any Series of Notes by agreement with each of the Issuer and the Guarantor.  BNP Paribas Securities Services, Luxembourg Branch shall be treated as having agreed to act as Calculation Agent in respect of a Series if it shall have received the Purchase Information (in draft or final form) naming it as Calculation Agent no later than five Business Days before the Issue Date or, if earlier, the first date on which it is required to make any calculation or determination and shall not have notified the Issuer that it does not wish to be so appointed within two Business Days of such receipt.

2.4
Agents’ Duties:  The obligations of the Agents are several and not joint.  Each Agent shall be obliged to perform only such duties as are specifically set out in this Agreement (including Schedule 8 in the case of the Fiscal Agent and the Registrar where the relevant Notes are represented by a NGN or which are held under the NSS), the Conditions and the Procedures Memorandum and any duties necessarily incidental to them.  No implied duties or obligations shall be read into any such documents.  No Agent shall be obliged to perform additional duties set out in any Final Terms and thereby incorporated into the Conditions unless it shall have previously agreed to perform such duties.  If the Conditions are amended on or after a date on which any Agent accepts any appointment in a way that affects the duties expressed to be performed by such Agent, it shall not be obliged to perform such duties as so amended unless it has first approved the relevant amendment.  No Agent shall be under any obligation to take any action under this Agreement that it expects, and has so notified the Issuer in writing, will result in any expense to or liability of such Agent, the payment of which is not, in its opinion, assured to it within a reasonable time.  In the case of Notes represented by a NGN or Global Certificates which are held under the NSS, each of the Agents (other than the Fiscal Agent or the Registrar, as the case may be) agrees that if any information required by the Fiscal Agent or the Registrar to perform the duties set out in Schedule 8 becomes known to it, it will promptly provide such information to the Fiscal Agent or the Registrar, as the case may be.

2.5
Common Safekeeper:  In relation to each Series where the relevant Global Note is in NGN form or the relevant Global Certificate is held under the NSS, the Issuer hereby authorises and instructs the Fiscal Agent to elect Euroclear or Clearstream Banking as Common Safekeeper.  From time to time, the Issuer and the Fiscal Agent may agree to vary this election.  The Issuer acknowledges that any such election is subject to the right of Euroclear and Clearstream, Luxembourg to jointly determine that the other shall act as Common Safekeeper in relation to any such issue and agrees that no liability shall attach to the Fiscal Agent in respect of any such election made by it.

2.6	Conditions of Appointment: Each Agent:

2.6.1	(to the extent it is an FFI) represents that it is exempt from FATCA Withholding and undertakes to remain so exempt; or

2.6.2
(to the extent it is an FFI) undertakes to use reasonable endeavours to become a Participating FFI and to remain a Participating FFI after becoming a Participating FFI, and, in each case, undertakes to inform the Issuer and Guarantor immediately if it (i) ceases to be exempt from FATCA Withholding; (ii) does not or will not become a Participating FFI; or (iii) ceases to remain a Participating FFI after becoming a Participating FFI.

3	Issue of Notes and Certificates

3.1
Preconditions to Issue:  The Issuer shall not agree to any Issue Date unless it is a Business Day.  Before issuing any Notes that are intended to be cleared through a clearing system other than Euroclear or Clearstream, Luxembourg the Issuer shall inform the Fiscal Agent of its wish to issue such Notes and shall agree with the Fiscal Agent the procedure for issuing such Notes, in the case of Notes that are to be cleared through such other clearing system, which agreement shall cover the time, date and place for the delivery of the relevant Global Note by the Fiscal Agent, whether such delivery is to be free of payment or against payment, an appropriate method for determining non-U.S. beneficial ownership of Notes in accordance with applicable U.S. law and the method by which the Fiscal Agent is to receive any payment, and hold any moneys, on behalf of the Issuer.

3.2
Notification:  Not later than the time specified in the Procedures Memorandum the Issuer shall in respect of each Tranche notify and/or confirm to the Fiscal Agent by fax or in writing all such information as the Fiscal Agent may reasonably require for it to carry out its functions as contemplated by this Clause.

3.3
Issue of Certificates and Global Notes:  Upon receipt by the Fiscal Agent of the information enabling it, and instructions, to do so, the Fiscal Agent shall, in the case of Bearer Notes, complete a temporary or, as the case may be, permanent Global Note in an aggregate nominal amount equal to that of the Tranche to be issued or, in the case of Registered Notes, notify the Registrar of all relevant information, whereupon the Registrar shall complete one or more Certificates in an aggregate nominal amount equal to that of the Tranche to be issued, (unless the Fiscal Agent is to do so in its capacity as, or as agent for, the Registrar) authenticate each Certificate (or cause its agent on its behalf to do so) and deliver them to the Fiscal Agent not later than the time specified by the Fiscal Agent (which shall be no earlier than one Business Day after receipt by the Registrar of such instructions).

3.4
Delivery of Certificates and Global Notes:  Immediately before the issue of any Global Note, the Fiscal Agent (or its agent on its behalf) shall authenticate it.  Following authentication of any Global Note or receipt of any Certificate, the Fiscal Agent shall (in the case of any unauthenticated Certificate, after first authenticating it as, or as agent for, the Registrar) deliver it:

3.4.1
in the case of a Tranche (other than for a Syndicated Issue) intended to be cleared through a clearing system, on the Business Day immediately preceding its Issue Date:  (i) save in the case of a Global Note which is a NGN or a Global Certificate which is held under the NSS to the Common Depositary or to such clearing system or other depositary for a clearing system as shall have been agreed between the Issuer and the Fiscal Agent, and (ii) in the case of a Global Note which is a NGN or a Global Certificate which is held under the NSS, to the Common Safekeeper together with instructions to effectuate the same, together with instructions to the clearing systems to whom (or to whose depositary or Common Safekeeper) such Global Note or Global Certificate has been delivered to credit the underlying Notes represented by such Global Note or Global Certificate to the securities account(s) at such clearing systems that have been notified to the Fiscal Agent by the Issuer on a delivery against payment basis or, if notified to the Fiscal Agent by the Issuer, on a delivery free of payment basis or

3.4.2
in the case of a Syndicated Issue, on the Issue Date at or about the time specified in the relevant Subscription Agreement (i) save in the case of a Global Note which is a NGN or a Global Certificate which is held under the NSS, to, or to the order of, the Lead Manager at such place in London as shall be specified in the relevant Subscription Agreement (or such other time, date and/or place as may have been agreed between the Issuer and the Fiscal Agent) and (ii) in the case of a Global Note which is a NGN or a Global Certificate which is held under the NSS, to the Common Safekeeper for Euroclear and Clearstream, Luxembourg together with instructions to effectuate same, in each case against the delivery to the Fiscal Agent of evidence that instructions for payment of the subscription moneys due to the Issuer have been made, such evidence to be in the form set out in such Subscription Agreement or

3.4.3	otherwise, at such time, on such date, to such person and in such place as may have been agreed between the Issuer and the Fiscal Agent.

Where the Fiscal Agent or Registrar delivers any authenticated Global Note or Global Certificate to the Common Safekeeper for effectuation using electronic means, it is authorised and instructed to destroy the Global Note or Global Certificate retained by it following its receipt of confirmation from the Common Safekeeper that the relevant Global Note or Global Certificate has been effectuated.  The Fiscal Agent shall immediately notify the Registrar if for any reason a Certificate is not delivered in accordance with the Issuer’s instructions.  Failing any such notification, the Registrar shall cause an appropriate entry to be made in the Register to reflect the issue of the Notes to the person(s) whose name and address appears on each such Certificate on the Issue Date (if any).

3.5
Clearing Systems:  In delivering any Global Note or Global Certificate in accordance with Clause 3.4.1, the Fiscal Agent shall give instructions to the relevant clearing system to hold the Notes represented by it to the order of the Fiscal Agent pending transfer to the securities account(s) referred to in Clause 3.4.1.  Upon payment for any such Notes being made to the Fiscal Agent, it shall transfer such payment to the account of the Issuer notified to it by the Issuer.  For so long as any such Note continues to be held to the order of the Fiscal Agent, the Fiscal Agent shall hold such Note to the order of the Issuer.

3.6
Advance Payment:  If the Fiscal Agent pays an amount (the “Advance”) to the Issuer on the basis that a payment (the “Payment”) has been, or will be, received from any person and if the Payment has not been, or is not, received by the Fiscal Agent on the date the Fiscal Agent pays the Issuer, the Issuer, failing whom the Guarantor, shall, on demand, reimburse the Fiscal Agent the Advance and pay interest to the Fiscal Agent on the outstanding amount of the Advance from the date on which it is paid out to the date of reimbursement at the rate per annum equal to the cost to the Fiscal Agent of funding such amount, as certified by the Fiscal Agent.  Such Interest shall be compounded daily.

3.7
Exchange for Permanent Global Notes and Definitive Notes:  On and after the due date for exchange of any temporary Global Note which is exchangeable for a permanent Global Note, the Fiscal Agent shall, on presentation to it or to its order of the temporary Global Note, complete a permanent Global Note, authenticate it (or cause its agent on its behalf to do so), and in the case of a permanent Global Note which is a NGN, deliver the permanent Global Note to the Common Safekeeper which is holding the temporary Global Note representing the Tranche for the time being on behalf of Euroclear and/or Clearstream, Luxembourg together with instructions to the Common Safekeeper to effectuate the same, and, in each case, procure the exchange of interests in such temporary Global Note for interests in an equal nominal amount of such permanent Global Note in accordance with such temporary Global Note.  On or after the due date for exchange of any Global Note which is exchangeable for Definitive Notes, the Fiscal Agent shall, on presentation to it or to its order of the Global Note, procure the exchange of interests in such Global Note for Definitive Notes (if applicable, having attached Coupons and/or a Talon other than any that mature on or before the relevant date for exchange) in a nominal amount equal to that portion of such Global Note submitted for exchange in accordance with such Global Note.  On exchange in full of any Global Note the Fiscal Agent shall cancel it and, if so requested by the bearer, return it to the bearer.  If Definitive Notes are issued and the Fiscal Agent informs the Issuer that it is unable to perform all or some of its obligations under this Agreement, the Issuer shall forthwith appoint an additional agent in accordance with Clause 2.1 which is able to perform the relevant obligations.

3.8
Signing of Notes, Certificates Coupons and Talons:  The Notes, Certificates, Coupons and Talons shall be signed manually or in facsimile on behalf of the Issuer by a duly authorised signatory of the Issuer.  The Issuer shall promptly notify the Fiscal Agent of any change in the names of the person or persons whose signature is to be used on any Note or Certificate and shall if necessary provide new master Global Notes and Certificates reflecting such changes.  The Issuer may however adopt and use the signature of any person who at the date of signing a Note, Certificate, Coupon or Talon is a duly authorised signatory of the Issuer even if, before the Note, Certificate, Coupon or Talon is issued, he ceases for whatever reason to hold such office and the Notes, Certificates, Coupons or Talons issued in such circumstances shall nevertheless be (or, in the case of Certificates, represent) valid and binding obligations of the Issuer.  Definitive Notes, Coupons and Talons shall be security printed, and Certificates shall be printed, in accordance with all applicable stock exchange requirements.

3.9
Details of Notes and Certificates Delivered:  As soon as practicable after delivering any Global Note, Global Certificate or Definitive Note, the Fiscal Agent or the Registrar, as the case may be, shall supply to the Issuer, the Guarantor and the other Agents all relevant details of the Notes or Certificates delivered, in such format as it shall from time to time agree with the Issuer.

3.10
Cancellation:  If any Note in respect of which information has been supplied under Clause 3.2 is not to be issued on a given Issue Date, the Issuer shall immediately (and, in any event, prior to the Issue Date) notify the Fiscal Agent and, in the case of Registered Notes, the Registrar.  Upon receipt of such notice, neither the Fiscal Agent nor the Registrar shall thereafter issue or release the relevant Note(s) or Certificate(s) but shall cancel and, unless otherwise instructed by the Issuer, destroy them.

3.11
Outstanding Amount:  The Fiscal Agent shall, upon request from the Issuer, the Guarantor or any Dealer, inform such person of the aggregate nominal amount of Notes, or Notes of any particular Series, then outstanding at the time of such request.  In the case of Notes represented by a NGN, the nominal amount of Notes represented by such NGN shall be the aggregate amount from time to time entered in the records of both Euroclear and Clearstream, Luxembourg.  The records of Euroclear and Clearstream, Luxembourg shall be conclusive evidence of the nominal amount of Notes represented by the relevant NGN and for such purposes, a statement issued by Euroclear or Clearstream, Luxembourg stating the nominal amount of Notes represented by the relevant NGN at any time shall be conclusive evidence of the records of the relevant Clearing Systems at that time.  Payments made by the Issuer in respect of Notes represented by a NGN shall discharge the Issuer’s obligations in respect thereof.  Any failure to make the entries in the records of the relevant clearing systems shall not affect such discharge.

3.12
Procedures Memorandum:  The Issuer shall furnish a copy of the Procedures Memorandum from time to time in effect to the Fiscal Agent and the Registrar.  The parties agree that all issues of Notes shall be made in accordance with the Procedures Memorandum unless the Issuer, the Guarantor, the Relevant Dealer(s) and the Fiscal Agent and, in the case of Registered Notes, the Registrar agree otherwise in respect of any issue.  The Procedures Memorandum may only be amended with the consent of the Fiscal Agent and the Registrar.

4	Payment

4.1	Payment to the Fiscal Agent: The Issuer, failing whom the Guarantor, shall

4.1.1
before 10.00 a.m. (Local Time):  On each Business Day on which any payment in euro in respect of any Note becomes due transfer to an account specified by the Fiscal Agent such amount in euro as shall be sufficient for the purpose of such payment in funds settled through TARGET2;

4.1.2
before 10.00 a.m. (local time in the relevant principal financial centre of the country of the relevant currency):  On each Business Day on which any payment in SEK, GBP or USD in respect of any Note becomes due transfer to an account specified by the Fiscal Agent the amount in such currency as shall be sufficient for the purpose of such payment in funds settled through such payment system as the Fiscal Agent and the Issuer may agree;

4.1.3
prior to the issuance of the relevant Notes, consult and agree with the Fiscal Agent, in relation to the settlement and timing for payment procedures in respect of any Notes for which the relevant currency is other than euro, SEK, GBP or USD.

In this Clause, the date on which a payment in respect of the Notes becomes due means the first date on which the holder of a Note or Coupon is entitled to receive such payment under the Conditions, but disregarding the necessity for it to be a business day in any particular place of presentation.

4.2
Pre-advice of Payment:  The Issuer, failing whom the Guarantor, shall procure that the bank through which the payment to the Fiscal Agent required by Clause 4.1 is to be made shall irrevocably confirm to the Fiscal Agent by fax or authenticated SWIFT message no later than 10.00 a.m. (local time in the city of the Fiscal Agent’s specified office) on the second Business Day before the due date for any such payment that it will make such payment.

4.3
Notification of Failure to Pre-advise Payment:  The Fiscal Agent shall forthwith notify by fax each of the other Agents, the Issuer and the Guarantor if it has not received the confirmation referred to in Clause 4.2 by the time specified for its receipt, unless it is satisfied that it will receive the amount referred to in Clause 4.1.

4.4
Payment by Agents:  Unless they receive a notification from the Fiscal Agent under Clause 4.3 and subject as provided in Clause 4.7, each of the Paying Agents, in the case of Bearer Notes, each of the Registrar and the Transfer Agents, in the case of the final payment in respect of any Series of Registered Notes, and the Registrar, in the case of all other payments in respect of Registered Notes, shall, subject to and in accordance with the Conditions, pay or cause to be paid on behalf of the Issuer and the Guarantor on and after each due date therefor the amounts due in respect of the Notes and Coupons and shall be entitled to claim any amounts so paid from the Fiscal Agent.

4.5
Notification of Non-payment:  The Fiscal Agent shall forthwith notify by fax each of the other Agents, the Issuer and the Guarantor if it has not received the amount referred to in Clause 4.1 by the time specified for its receipt, unless it is satisfied that it will receive such amount or it has already notified such persons pursuant to Clause 4.3.  For the avoidance of doubt, the Fiscal Agent shall have no obligation to make any payment pursuant to the Agreement unless and until it has been able to confirm to its reasonable satisfaction receipt of funds from the Issuer.

4.6
Payment After Failure to Pre-advise or Late Payment:  The Fiscal Agent shall forthwith notify by fax each of the other Agents, the Issuer and the Guarantor if at any time following the giving of a notice by the Fiscal Agent under Clauses 4.3 or 4.5 either any payment provided for in Clause 4.1 is made on or after its due date but otherwise in accordance with this Agreement or the Fiscal Agent is satisfied that it will receive such payment.

4.7
Suspension of Payment by Agents:  Upon receipt of a notice from the Fiscal Agent under Clause 4.3, no Agent shall make any payment in accordance with Clause 4.4.  Upon receipt of a notice from the Fiscal Agent under Clause 4.5, each Agent shall cease making payments in accordance with Clause 4.4 as soon as is reasonably practicable.  Upon receipt of a notice from the Fiscal Agent under Clause 4.6, each Agent shall make, or shall recommence making, payments in accordance with Clause 4.4.

4.8
Reimbursements of Agents:  The Fiscal Agent shall on demand promptly reimburse each Agent for payments in respect of the Notes and Coupons properly made by it in accordance with the Conditions and this Agreement.

4.9
Method of payment to Fiscal Agent:  All sums payable to the Fiscal Agent hereunder shall be paid in the currency in which such sums are denominated and in either (i) immediately available, freely transferable, cleared funds or (ii) same day funds to such account with such bank as the Fiscal Agent may from time to time notify to the Issuer and the Guarantor.

4.10
Moneys held by Fiscal Agent:  The Fiscal Agent may deal with moneys paid to it under this Agreement in the same manner as other moneys paid to it as a banker by its customers except that (1) it may not exercise any lien, right of set-off or similar claim in respect of them and (2) it shall not be liable to anyone for interest on any sums held by it under this Agreement.

4.11
Partial Payments:  If on presentation of a Note, Certificate or Coupon only part of the amount payable in respect of it is paid (except as a result of a deduction of tax permitted by the Conditions), the Agent to whom it is presented shall, in the case of a Global Note which is a CGN, procure that it is enfaced with a memorandum of the amount paid and the date of payment and shall return it to the person who presented it.  Upon making payment of only part of the amount payable in respect of any Registered Note or being informed of any such partial payment by a Transfer Agent, the Registrar shall make a note of the details of such payment in the Register.  In the case of a Global Note which is an NGN, the Agent to whom such Note, Certificate or Coupon is presented shall instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect such shortfall in payment.

4.12
Interest:  If the Fiscal Agent pays out any amount due in respect of the Notes in accordance with the Conditions or due in accordance with Clause 4.8 before receipt of the amount due under Clause 4.1, the Issuer, failing whom the Guarantor, shall on demand reimburse the Fiscal Agent for the relevant amount and pay interest to the Fiscal Agent on such amount that is outstanding from the date on which it is paid out to the date of reimbursement at the rate per annum equal to the cost to the Fiscal Agent of funding the amount paid out, as certified by the Fiscal Agent and expressed as a percentage rate per annum.  Such interest shall be compounded daily.

4.13
Void Global Note or Registered Note:  If any Global Note becomes void (in whole or in part) or any Registered Note represented by a Global Certificate becomes void, in each case, in accordance with its terms after the occurrence of an Event of Default, the Fiscal Agent shall promptly notify the Agents and, after such notice has been given, no payment shall be made by them in respect of that Note to the extent that it has become void.

5	Repayment

If claims in respect of any Note or Coupon become void or prescribed under the Conditions, the Fiscal Agent shall forthwith repay to the Issuer the amount that would have been due on such Note or Coupon if it or the relative Certificate had been presented for payment before such claims became void or prescribed.  Subject to Clause 18, the Fiscal Agent shall not however be otherwise required or entitled to repay any sums received by it under this Agreement.

6	Early Redemption and Exercise of Options

6.1
Notice to Fiscal Agent:  If the Issuer intends (other than consequent upon an Event of Default or any right of the holder to require redemption) to redeem all or any of the Notes of any Series before their stated maturity date or to exercise any Issuer’s option in the Conditions it shall, at least 14 days before the latest date for the publication of the notice of redemption or of exercise of Issuer’s option required to be given to Noteholders, give notice of such intention to the Fiscal Agent stating the date on which such Notes are to be redeemed or such option is to be exercised and the nominal amount of Notes to be redeemed or subject to the option.

6.2
Drawing on Partial Redemption or Exercise of Option:  If some only of the Notes of a Series are to be redeemed, or subject to the exercise of an Issuer’s option, in the case of Notes in definitive form on such date the Fiscal Agent shall make the drawing that is required in accordance with the Conditions and the Issuer and the Guarantor shall be entitled to send representatives to attend such drawing.

6.3
Notice to Noteholders:  The Fiscal Agent shall publish any notice to Noteholders required in connection with any such redemption or exercise of an Issuer’s option and shall at the same time also publish a separate list of the certificate numbers of any Bearer Notes previously drawn and not presented either for payment or as may otherwise be required pursuant to any Issuer’s option and of the nominal amount of Registered Notes drawn and in respect of which the related Certificates have not been so presented.  Such notice shall specify the date fixed for redemption or exercise of any option, the redemption price and the manner in which redemption will be effected or the terms of the exercise of such option and, in the case of a partial redemption or exercise of any option, the certificate numbers of the Bearer Notes drawn and the nominal amount of Registered Notes drawn.  In addition, the Fiscal Agent shall send to each holder of Registered Notes that are called in whole or in part for redemption or exercise of any option, at its address shown in the Register, a copy of such notice together with details of such holder’s Registered Notes called for redemption or subject to any option and the extent of such redemption or the terms of the exercise of such option.

6.4
Option Exercise Notices:  The Paying Agent with which a Bearer Note or the Transfer Agent with which a Certificate is deposited in a valid exercise of any Noteholders’ option shall hold such Note (together with any Coupons or Talon relating to it deposited with it) or Certificate on behalf of the depositing Noteholder (but shall not, save as provided below, release it) until the due date for redemption of, or exercise of the option relating to, the relevant Note(s) consequent upon the exercise of such option, when, in the case of an option to redeem, and subject as provided below, it shall present any such Note, Certificate, Coupons and Talon to itself for payment of the amount due in accordance with the Conditions and shall pay such moneys in accordance with the directions of the Noteholder contained in the Exercise Notice.  In the event of the exercise of any other option, each Agent shall take the steps required of it in the Conditions and, in the case of Registered Notes, Clauses 10 and 11.  If any such Note becomes immediately due and payable before the due date for its redemption or exercise of the option, or if upon due presentation payment of the amount due is improperly withheld or refused or exercise of the option is improperly denied, the Agent concerned shall mail such Note (and any related Coupons or Talon) or its Certificate by uninsured post to, and at the risk of, the relevant Noteholder (unless the Noteholder otherwise requests and pays the costs of such insurance in advance to the relevant Agent) to such address as may have been given by the Noteholder in the Exercise Notice or, in the case of Registered Notes where no address has been given, to the address appearing in the Register.  At the end of each period for the exercise of any such option, each Agent shall promptly notify the Fiscal Agent of the nominal amount of the Notes in respect of which such option has been exercised with it together with their certificate numbers (or those of the Certificates representing them) and the Fiscal Agent shall promptly notify such details to the Issuer and the Guarantor.

7	Cancellation, Destruction, Records and Reporting Requirements

7.1
Cancellation:  All Bearer Notes that are redeemed (together with such unmatured Coupons or unexchanged Talons as are attached to or are surrendered with them at the time of such redemption), all Certificates representing Registered Notes that are redeemed, all Coupons that are paid in full and all Talons that have been exchanged for Coupon sheets shall be cancelled forthwith by the Paying Agent or Transfer Agent through which they are redeemed, paid or exchanged.  Such Paying Agent or Transfer Agent shall send to the Fiscal Agent, in the case of Bearer Notes, or the Registrar, in the case of Registered Notes, the details required by such person for the purposes of this Clause and the cancelled Notes, Coupons, Talons and/or Certificates.

7.2
Cancellation by Issuer: If the Issuer or any of its Subsidiaries purchase any Notes that are to be cancelled in accordance with the Conditions, the Issuer shall forthwith cancel them or procure their cancellation, promptly inform the Fiscal Agent or the Registrar, as the case may be, in writing and send them (if in definitive bearer form) to the Fiscal Agent.

7.3
Certificate of Fiscal Agent or Registrar:  The Fiscal Agent, in the case of Bearer Notes, or the Registrar, in the case of Registered Notes shall, as soon as possible and in any event within four months after the date of any such redemption, payment, exchange or purchase, upon request by the Issuer or the Guarantor, send the Issuer and the Guarantor a certificate stating (1) the aggregate nominal amount of Notes that have been redeemed and cancelled and the aggregate amount paid in respect of any related Coupons that have been paid and cancelled or in respect of interest paid on a Global Note, (2) the certificate numbers of such Notes (or of the Certificates representing them), (3) the total number by maturity dates of such Coupons, (4) the certificate numbers and maturity dates of such Talons and (5) the total number and maturity dates of unmatured Coupons, and the certificate numbers and maturity dates of unmatured Talons, not surrendered with Bearer Notes redeemed, in each case distinguishing between Bearer Notes of each Series and denomination (and any Coupons and Talons relating to them) and Registered Notes of each Series.

7.4
Destruction:  Unless otherwise instructed by the Issuer or the Guarantor or unless, in the case of the Global Note, it is to be returned to its holder in accordance with its terms, the Fiscal Agent, in the case of Bearer Notes, and the Registrar, in the case of Registered Notes, (or the designated agent of either) shall destroy, (upon receipt of a disposal authorisation from both ICSDs) the cancelled Bearer Notes, Coupons, Talons and/or Certificates in its possession and shall send the Issuer and the Guarantor a certificate giving the certificate numbers of such Notes (or of the Certificates representing them) in numerical sequence, the maturity dates and certificate numbers (in numerical sequence) of such Talons and the total numbers by maturity date of such Coupons, in each case distinguishing between Bearer Notes of each Series and denomination (and any Coupons and Talons relating to them) and Registered Notes of each Series and Coupons and Talons that have been paid or exchanged and those that have been surrendered for cancellation before their due date.

7.5
Records:  The Fiscal Agent shall keep a full and complete record of all Bearer Notes, Coupons and Talons (other than the certificate numbers of Coupons) and of their redemption, purchase, payment, exchange, cancellation, replacement and destruction and make such records available at all reasonable times to the Issuer and the Guarantor.

7.6
Reporting Requirements:  The Fiscal Agent shall (on behalf of the Issuer and, where appropriate, the Guarantor) submit such reports or information as may be required from time to time in relation to the issue and purchase of Notes by applicable law, regulations and guidelines promulgated by Japanese governmental regulatory authorities in the case of Notes denominated in or linked to yen by any governmental regulatory authority agreed between the Issuer or the Guarantor and the Fiscal Agent.

8	Coupon Sheets

As regards each Bearer Note issued with a Talon, the Fiscal Agent shall, on or after the due date for exchange of such Talon, make available in exchange for such Talon at the specified office of the Fiscal Agent a further coupon sheet and, if relevant, a further Talon appertaining to such Bearer Note, but subject always to the Issuer having procured the delivery of a supply of such coupon sheets to the Fiscal Agent.  To the extent that any Coupon in any such coupon sheet shall have become void before issue, the Fiscal Agent shall cancel such Coupon and destroy it in accordance with the provisions of Clause 7.4.

9	Replacement Notes, Certificates, Coupons and Talons

9.1
Replacement:  The Paying Agent in Luxembourg, in the case of Bearer Notes, Coupons or Talons, and the Registrar, in the case of Certificates (in such capacity, the “Replacement Agent”), shall issue replacement Bearer Notes, Certificates, Coupons and Talons in accordance with the Conditions.

9.2
Coupons and Talons on Replacement Bearer Notes:  In the case of mutilated or defaced Bearer Notes, the Replacement Agent shall ensure that (unless such indemnity as the Issuer and the Guarantor may require is given) any replacement Note only has attached to it Coupons and/or a Talon corresponding to those attached to the Note that it replaces.

9.3
Cancellation:  The Replacement Agent shall cancel and, unless otherwise instructed by the Issuer, destroy any mutilated or defaced Bearer Notes, Certificates, Coupons and Talons replaced by it and shall send the Issuer, the Guarantor and the Fiscal Agent a certificate giving the information specified in Clause 7.4.

9.4
Notification:  The Replacement Agent shall, on issuing a replacement Bearer Note, Certificate, Coupon or Talon, forthwith inform the other Agents of its certificate number and of the one that it replaces.

9.5
Presentation after Replacement:  If a Bearer Note, Certificate, Coupon or Talon that has been replaced is presented to an Agent for payment or exchange, that Agent shall forthwith inform the Fiscal Agent, in the case of Bearer Notes, or the Registrar, in the case of Registered Notes, which shall so inform the Issuer.

10	Additional Duties of the Transfer Agents

The Transfer Agent with which a Certificate is presented for the transfer of, or exercise of any Noteholders’ option relating to, Registered Notes represented by it shall forthwith notify the Registrar of (1) the name and address of the holder of the Registered Note(s) appearing on such Certificate, (2) the certificate number of such Certificate and nominal amount of the Registered Note(s) represented by it, (3) (in the case of an exercise of an option) the contents of the Exercise Notice, (4) (in the case of a transfer of, or exercise of an option relating to, part only) the nominal amount of the Registered Note(s) to be transferred or in respect of which such option is exercised, and (5) (in the case of a transfer) the name and address of the transferee to be entered on the Register and, subject to Clause 6.4, shall cancel such Certificate and forward it to the Registrar.

11	Additional Duties of the Registrar

The Registrar shall maintain a Register for each Series of Registered Notes in Luxembourg in accordance with the Conditions and the Regulations.  The Register shall show the number of issued Certificates, their nominal amount, their date of issue and their certificate number (which shall be unique for each Certificate of a Series) and shall identify each Registered Note, record the name and address of its initial holder, all subsequent transfers, exercises of options and changes of ownership in respect of it, the names and addresses of its subsequent holders and the Certificate from time to time representing it, in each case distinguishing between Registered Notes of the same Series having different terms as a result of the partial exercise of any option.  The Registrar shall, upon request and, at all reasonable times during office hours make the Register available to the Issuer, the Guarantor, the Fiscal Agent and the Transfer Agents or any person authorised by any of them for inspection and for the taking of copies and the Registrar shall deliver to such persons all such lists of holders of Registered Notes, their addresses and holdings as they may request.  In relation to each Series of Registered Notes that is held under the NSS, the Registrar agrees to perform the additional duties set out in Schedule 8 to this Agreement.

12	Regulations Concerning Registered Notes

The Issuer may, subject to the Conditions, from time to time with the approval of the Fiscal Agent, the Transfer Agents and the Registrar promulgate regulations concerning the carrying out of transactions relating to Registered Notes and the forms and evidence to be provided.  All such transactions shall be made subject to the Regulations.  The initial Regulations are set out in Schedule 5.

13	Documents and Forms

13.1
Fiscal Agent:  The Issuer shall provide to the Fiscal Agent in a sufficient quantity, in the case of paragraphs 13.1.2(ii), 13.1.3 and 13.1.4, for distribution among the relevant Agents as required by this Agreement or the Conditions:

13.1.1	executed master Global Notes to be used from time to time for the purpose of issuing Notes in accordance with Clause 3

13.1.2
if Definitive Notes in bearer form of any Series are to be issued, (i) such Definitive Notes and any related Coupons and Talons, duly executed on behalf of the Issuer, (ii) specimens of such Notes, Coupons and Talons and (iii) additional forms of such Notes, Coupons and Talons for the purpose of issuing replacements, at least 14 days before the Exchange Date for the relative Global Note (and the Fiscal Agent (or its agent on its behalf) shall authenticate such Definitive Notes immediately before their issue)

13.1.3
all documents (including Exercise Notices) required under the Notes or by any stock exchange on which the Notes are listed to be available for issue or inspection during normal business hours (and the Paying Agents, in the case of Bearer Notes, and the Transfer Agents, in the case of Registered Notes, shall make such documents available at their respective specified offices during normal business hours for collection or inspection by the Noteholders that are so entitled) and

13.1.4
forms of voting certificates and block voting instructions, together with instructions as to how to complete, deal with and record the issue of such forms (and the Paying Agents, in the case of Bearer Notes, and the Transfer Agents, in the case of Registered Notes, shall make such documents available to the relevant Noteholders and carry out the other functions set out in Schedule 3).

13.2
Registrar:  The Issuer shall provide the Registrar with enough blank Certificates (including Global Certificates) to meet the Transfer Agents’ and the Registrar’s anticipated requirements for Certificates upon the issue and transfer of each Series of Registered Notes and for the purpose of issuing replacement Certificates.

13.3
Notes etc. held by Agents:  Each Agent (1) acknowledges that all forms of Notes, Certificates, Coupons and Talons delivered to and held by it pursuant to this Agreement shall be held by it as custodian only and it shall not be entitled to and shall not claim any lien or other security interest on such forms, (2) shall only use such forms in accordance with this Agreement, (3) shall maintain all such forms in safe custody, (4) shall take such security measures as may reasonably be necessary to prevent their theft, loss or destruction and (5) shall keep an inventory of all such forms and make it available to the Issuer, the Guarantor and the other Agents at all reasonable times.

14	Duties of Calculation Agent

The Calculation Agent shall perform the duties expressed to be performed by it in the Conditions in respect of each Series of Notes in respect of which it is appointed as Calculation Agent.  As soon as practicable after the relevant time on each Interest Determination Date or such time on such date as the Conditions may require to be calculated any rate or amount, any quotation to be obtained or any determination or calculation to be made by the Calculation Agent, the Calculation Agent shall determine such rate and calculate the Interest Amounts in respect of each denomination of the Notes for the relevant Interest Accrual Period, Interest Period or Interest Payment Date, calculate the Redemption Amount, obtain such quotation and/or make such determination or calculation, as the case may be, and cause the Rate of Interest and the Interest Amounts for each Interest Accrual Period, Interest Period or Interest Payment Date and, if required, the relevant Interest Payment Date and, if required to be calculated, any Redemption Amount to be notified to any other Calculation Agent appointed in respect of the Notes that is to make a further calculation upon receipt of such information, the Fiscal Agent, the Issuer, each of the Paying Agents, the relevant Noteholders and, if the relevant Notes are to be listed on a stock exchange and the rules of such exchange so require, such exchange as soon as possible after their determination but in no event later than (i) the commencement of the relevant Interest Period, if determined prior to such time, in the case of notification to such exchange of a Rate of Interest and Interest Amount, or (ii) in all other cases, the fourth Business Day after such determination.  If the Calculation Agent at any material time does not make any determination or calculation or take any action that it is required to do pursuant to the Conditions, it shall forthwith notify the Issuer, the Guarantor and the Fiscal Agent.

15	Fees and Expenses

15.1
Fees:  The Issuer, failing whom the Guarantor, shall pay to the Fiscal Agent the fees and expenses in respect of the Agents’ services as is separately agreed with the Fiscal Agent and neither the Issuer nor the Guarantor need concern itself with their apportionment between the initial Agents.

15.2
Costs:  The Issuer, failing whom the Guarantor, shall also pay on demand all reasonable out-of-pocket expenses (including, but not limited to, legal, advertising, fax and postage expenses) properly incurred by the Agents in connection with their services together with any applicable value added tax, sales, stamp, issue, registration, documentary or other taxes or duties.

16	Indemnity

16.1
By Issuer and Guarantor:  The Issuer, failing whom the Guarantor, shall indemnify each Agent, on an after tax basis, against any direct loss, liability, cost, claim, action, demand or expense (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) that it may incur or that may be made against it arising out of or in relation to or in connection with its appointment or the exercise of its functions, except such as may result from, its own gross negligence, bad faith or wilful default or that of its officers, employees or agents.

16.2
By Agents:  Each Agent shall indemnify the Issuer and the Guarantor, on an after tax basis, against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) that the Issuer or the Guarantor may incur or that may be made against it as a direct result of such Agent’s gross negligence, bad faith or wilful default or that of its officers, employees or agents.  Notwithstanding any provision of this Agreement to the contrary, including, without limitation, the indemnity given by the Agents pursuant to this Clause, no Agents shall in any event be liable for the following direct losses:  loss of profits, loss of contracts or loss of goodwill.  Under no circumstances will any Agent be liable to the Issuer, the Guarantor or any other party to this Agreement for any consequential loss or damage (including but not limited to, loss of business, goodwill, opportunity or profit), even if advised of the possibility of such loss or damage.

16.3	Survival of indemnity: This indemnity shall survive the termination and expiry of this Agreement.

17	General

17.1	No Agency or Trust: In acting under this Agreement the Agents shall have no obligation towards or relationship of agency or trust with the holder of any Note, Coupon or Talon.

17.2
Holder to be treated as Owner:  Except as otherwise required by law, each Agent shall treat the holder of a Note, Coupon or Talon as its absolute owner as provided in the Conditions and shall not be liable for doing so.

17.3	No Lien: No Agent shall exercise any lien, right of set-off or similar claim against any holder of a Note or Coupon in respect of moneys payable by it under this Agreement.

17.4
Taking of Advice:  Each Agent may consult on any legal matter any legal adviser selected by it, who may be an employee of or adviser to the Issuer or the Guarantor, and it shall not be liable in respect of anything done, or omitted to be done, relating to that matter in good faith in accordance with that adviser’s opinion.  Notwithstanding the foregoing, any failure to consult any such adviser on any matter shall not be construed as evidence of any Agent not acting in good faith.

17.5
Reliance on Documents etc.:  No Agent shall be liable in respect of anything done or suffered by it in reliance on a Note, Certificate, Coupon, Talon or other document or information from any electronic or other source reasonably believed by it to be genuine and to have been signed or otherwise given or disseminated by the proper parties.

17.6
Other Relationships:  Any Agent and any other person, whether or not acting for itself, may acquire, hold or dispose of any Note, Coupon, Talon or other security (or any interest therein) of the Issuer, the Guarantor or any other person, may enter into or be interested in any contract or transaction with any such person, and may act on, or as depositary, trustee or agent for, any committee or body of holders of securities of any such person, in each case with the same rights as it would have had if that Agent were not an Agent and need not account for any profit.

17.7
List of Authorised Persons:  Each of the Issuer and the Guarantor shall provide the Fiscal Agent for itself and for delivery to each other Agent with a copy of the certified list of persons authorised to take action on behalf of the Issuer or the Guarantor, as the case may be, in connection with this Agreement (as referred to in Clause 9.1.6 of the Dealer Agreement) and shall notify the Fiscal Agent and each other Agent immediately in writing if any of such persons ceases to be so authorised or if any additional person becomes so authorised.  Unless and until notified of any such change, each Agent may rely on the certificate(s) most recently delivered to it and all instructions given in accordance with such certificate(s) shall be binding on the Issuer and the Guarantor.

17.8
Delegation:  If in an Agent’s opinion, acting reasonably, it deems it appropriate to delegate any of its roles, duties or obligations under this Agreement to a third party, each of the Issuer and the Guarantor hereby acknowledges the potential for, and consent to, such delegation (provided that such delegation concerns the duties which are not normally provided by such Agent).

Each Agent acknowledges that, in the absence of any contractual right of action between the Issuer and the Guarantor and the person to whom such delegation is made, such Agent shall be and remain liable for any act or omission committed by such delegate, to the same extent as it would have been liable hereunder had it performed such act or omission itself.

17.9
Confidentiality and Data Protection:  Each Agent, the Issuer and the Guarantor undertake to respect and protect the confidentiality of all information acquired as a result of or pursuant to this Agreement and will not, without the other parties’ prior written consent, disclose any such information to a third party, unless it is required to do so by any applicable law or regulation or is specifically authorised to do so hereunder or by any separate agreement, especially where the provision of such information is the object or part of the service to by provided by the relevant Agent.

In order to provide its services to the Issuer and the Guarantor and to satisfy legal obligations it is subject to, each Agent will process (in particular, without being limited to, by collecting, recording, organising, storing, adapting or altering, retrieving, consulting, using, disclosing by transmission, disseminating or otherwise making available to third parties) data relating to the Issuer (including, without being limited to the Issuer’s name, address, occupation, nationality, corporate form, etc.).  Each of the Issuer and the Guarantor may freely refuse to provide any Agent with this information and thus prevent the relevant Agent from using these data-processing systems.  However, such a refusal will be an obstacle preventing the start or continuation of business relations between the Issuer and the relevant Agent.  The Agent will only ask for the information needed to fulfil its obligations and provide the Issuer and the Guarantor with its services.  Each of the Issuer and the Guarantor may, at its request, access the data relating to it and will be entitled to have it amended.  The data will be kept for the period which the relevant Agent is required to keep it by law.

Each of the Issuer and the Guarantor expressly authorises the transfer of data to third parties or to the head office of each Agent (or any other person providing services to such Agent) if such transmission is required to allow such Agent to provide its services to the Issuer and/or the Guarantor or to satisfy legal obligations it or such third party is subject to.  Each of the Issuer and the Guarantor expressly authorises such transfer, including, to the extent relevant, any transfer to third parties established outside the European Communities.

17.10
Mutual Undertaking Regarding Information Reporting and Collection Obligations:  Each party shall, within ten business days of a written request by another party, supply to that other party such forms, documentation and other information relating to it, its operations, or any Notes as that other party reasonably requests for the purposes of that other party’s compliance with Applicable Law and shall notify the relevant other party reasonably promptly in the event that it becomes aware that any of the forms, documentation or other information provided by such party is (or becomes) inaccurate in any material respect; provided, however, that no party shall be required to provide any forms, documentation or other information pursuant to this Clause 17 to the extent that:  (i) any such form, documentation or other information (or the information required to be provided on such form or documentation) is not reasonably available to such party and cannot be obtained by such party using reasonable efforts, or (ii) doing so would or might in the reasonable opinion of such party constitute a breach of any:  (a) Applicable Law; (b) fiduciary duty; (c) duty of confidentiality or (d) the rules of any relevant stock exchange.

The Issuer and the Fiscal Agent will, subject to the restrictions above, notify each other in writing within 30 days of any change that affects the other party’s FATCA status.

17.11
Notice of Possible Withholding Under FATCA:  The Issuer shall notify each Agent in the event that it determines in its sole discretion that any payment to be made by an Agent under any Notes is a payment which could be subject to FATCA Withholding if such payment were made to a recipient that is generally unable to receive payments free from FATCA Withholding, and the extent to which the relevant payment is so treated, provided, however, that the Issuer’s obligation under this Clause 17 shall apply only to the extent that such payments are so treated by virtue of characteristics of the Issuer, such Notes, or both.

17.12
Agent Right to Withhold:  Notwithstanding any other provision of this Agreement, each Agent shall be entitled to make a deduction or withholding from any payment which it makes under any Notes for or on account of any Tax, if and only to the extent so required by Applicable Law, in which event the Agent shall make such payment after such deduction or withholding has been made and shall account to the relevant Authority within the time allowed for the amount so deducted or withheld or, at its option, shall reasonably promptly after making such payment return to the Issuer the amount so deducted or withheld, in which case, the Issuer shall so account to the relevant Authority for such amount.  For the avoidance of doubt, FATCA Withholding is a deduction or withholding which is deemed to be required by Applicable Law for the purposes of this Clause 17.

17.13
Issuer Right to Redirect:  In the event that the Issuer determines in its sole discretion that any deduction or withholding for or on account of any Tax will be required by Applicable Law in connection with any payment due to any of the Agents on any Notes, then the Issuer will be entitled to redirect or reorganise any such payment in any way that it sees fit in order that the payment may be made without such deduction or withholding.  The Issuer will promptly notify the Agents and the Trustee of any such redirection or reorganisation.  For the avoidance of doubt, FATCA Withholding is a deduction or withholding which is deemed to be required by Applicable Law for the purposes of this Clause 17.

In addition, the Issuer or Guarantor will be entitled to demand prompt repayment of any amount already paid by it to any of the Agents with respect to any Notes prior to that Agent, as the case may be, ceasing to be exempt from the relevant deduction or withholding, together with interest thereon at the prevailing rate on a per annum basis for the currency of denomination of the Notes in relation to which the relevant payment has been made, compounding daily, in each case to the extent that the relevant Agent has not yet paid such amounts to the Noteholders pursuant to the terms of this Agreement.

18	Changes in Agents

18.1
Appointment and Termination:  In relation to any Series of Notes, the Issuer and the Guarantor may at any time appoint additional Paying Agents or Transfer Agents and/or terminate the appointment of any Agent by giving to the Fiscal Agent and that Agent at least 60 days’ notice to that effect, which notice shall expire at least 30 days before or after any due date for payment in respect of the Notes of that Series.  Upon any letter of appointment being executed by or on behalf of the Issuer, the Guarantor and any person appointed as an Agent, such person shall become a party to this Agreement as if originally named in it and shall act as such Agent in respect of that or those Series of Notes in respect of which it is appointed.

18.2
Resignation:  In relation to any Series of Notes, any Agent may resign its appointment at any time by giving the Issuer, the Guarantor and the Fiscal Agent at least 60 days’ notice to that effect, which notice shall expire at least 30 days before or after any due date for payment in respect of the Notes of that Series.

18.3
Condition to Resignation and Termination:  No such resignation or (subject to Clause 18.5) termination of the appointment of the Fiscal Agent, Registrar or Calculation Agent shall, however, take effect until a new Fiscal Agent (which shall be a bank or trust company) or, as the case may be, Registrar or Calculation Agent has been appointed and no resignation or termination of the appointment of a Paying Agent or Transfer Agent shall take effect if there would not then be Paying Agents or Transfer Agents as required by the Conditions.  If any Agent gives notice of its resignation or its appointment is terminated by the Issuer and/or the Guarantor and by the tenth calendar day before the expiration of such notice of resignation / termination a successor to such Agent as the agent of the Issuer in relation to the Notes has not been appointed by the Issuer, such Agent may itself, following such consultation with the Issuer as may be practicable in the circumstances, appoint on the Issuer’s behalf as its successor any reputable and experienced bank or financial institution and give notice of such appointment at the expense of the Issuer in accordance with the Conditions, whereupon the parties hereto and such successor agent shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of this Agreement.

18.4
Change of Office:  If an Agent changes the address of its specified office in a city it shall give the Issuer, the Guarantor and the Fiscal Agent at least 60 days’ notice of the change, giving the new address and the date on which the change is to take effect.  For the purpose of this Clause, the Grand Duchy of Luxembourg shall be deemed to be a major financial centre/city.

18.5
Automatic Termination:  The appointment of the Fiscal Agent shall forthwith terminate if the Fiscal Agent becomes incapable of acting, is adjudged bankrupt or insolvent, files a voluntary petition in bankruptcy, makes an assignment for the benefit of its creditors, consents to the appointment of a receiver, administrator or other similar official of all or a substantial part of its property or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof, or if a resolution is passed or an order made for the insolvency, winding-up or dissolution of the Fiscal Agent, a receiver, administrator or other similar official of the Fiscal Agent or all or a substantial part of its property is appointed, a court order is entered approving a petition filed by or against it under applicable bankruptcy or insolvency law, or a public officer takes charge or control of the Fiscal Agent or its property or affairs for the purpose of rehabilitation, conservation or liquidation.  The appointment of an Agent shall forthwith terminate if the Agent ceases to be exempt from FATCA Withholding, to the extent it is an FFI does not become a Participating FFI, or ceases to remain a Participating FFI after becoming a Participating FFI, and the Issuer, the Guarantor, the Fiscal Agent or any other Agent may, as a result, be required to make any FATCA Withholding in respect of any payment due on any Notes.

18.6
Delivery of Records:  If the Fiscal Agent or Registrar resigns or its appointment is terminated, the Fiscal Agent shall on the date on which the resignation or termination takes effect pay to the new Fiscal Agent any amount held by it for payment in respect of the Notes or Coupons and the Fiscal Agent or Registrar, as the case may be, shall deliver to the new Fiscal Agent or Registrar the records kept by it and all documents and forms held by it pursuant to this Agreement.

18.7
Successor Corporations:  A corporation into which an Agent is merged or converted or with which it is consolidated or to which the business of such Agent is transferred (provided that such transfer of business includes all or a majority of other agreements entered into by such Agent relating to the same type of services as is provided by such Agent under this Agreement) or that results from a merger, conversion or consolidation to which it is a party shall, to the extent permitted by applicable law, be the successor Agent under this Agreement without further formality and after such effective date all references in this Agreement to such Agent shall be deemed to be references to such corporation and, such successor shall acquire and become subject to the same rights and obligations under this Agreement as such Fiscal Agent as if the successor had entered into this Agreement on the date of this Agreement.  The Agent concerned shall forthwith notify such an event to the other parties to this Agreement.

18.8
Notices:  The Fiscal Agent shall at the request and at the expense of the Issuer give Noteholders at least 30 days’ notice of any proposed appointment, termination, resignation or change under Clauses 18.1 to 18.4 of which it is aware and, as soon as practicable, notice of any succession under Clause 18.7 of which it is aware.  The Issuer shall give Noteholders, as soon as practicable, notice of any termination under Clause 18.5 of which it is aware.

19	Communications

19.1
Method:  Each communication under this Agreement shall be made by fax or otherwise in writing.  Each communication or document to be delivered to any party under this Agreement shall be sent to that party at the fax number or postal address and marked for the attention of the person (if any), from time to time designated by that party to the Fiscal Agent (or, in the case of the Fiscal Agent, by it to each other party) for the purpose of this Agreement.  The initial telephone number, fax number, postal address and person so designated are set out in the Procedures Memorandum.

19.2
Deemed Receipt:  Any communication from any party to any other under this Agreement shall be effective, (if by fax) when the relevant delivery receipt is received by the sender and (if in writing) when delivered; provided that any communication which is received (or deemed to take effect in accordance with the foregoing) after 4.00 p.m.(local time in the city of the addressee) on any particular day or on a day on which commercial banks and foreign exchange markets do not settle payments in the city of the addressee shall be deemed to have been received and shall be deemed to take effect from 10.00 a.m. (local time in the city of the addressee) on the next following business day on which commercial banks and foreign exchange markets settle payments in the city of the addressee or on the next following Business Day.  Any communication delivered to any party under this Agreement which is to be sent by fax will be written legal evidence.

20	Notices

20.1
Publication:  At the request and expense of the Issuer, failing whom the Guarantor, the Fiscal Agent shall arrange on its behalf for the publication of all notices to Noteholders (other than those to be published by the Calculation Agent).  Notices to Noteholders shall be published in accordance with the Conditions.

20.2
Notices from Noteholders:  Each of the Fiscal Agent and the Registrar shall promptly forward to the Issuer any notice received by it from a Noteholder whether pursuant to Condition 10, whether electing to exchange a Global Note for Definitive Notes or otherwise.

21	Governing Law and Jurisdiction

21.1	Governing Law: This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

21.2
Submission to Jurisdiction:  In relation to any legal action or proceedings arising out of or in connection with this Agreement (“Proceedings”), each of the Issuer, the Guarantor and the Agents incorporated outside the United Kingdom irrevocably submits to the jurisdiction of the High Court of Justice in England and waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum.  This Clause is for the benefit of each of the other parties to this Agreement and shall not affect the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude any of them from taking Proceedings in any other jurisdiction (whether concurrently or not).

21.3
Process Agent:  Each of the Issuer and the Guarantor hereby irrevocably appoints Business Sweden of 5 Upper Montagu Street, London W1H 2AG as its agent to accept service of process in any Proceedings in England in connection herewith.  Such service shall be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by the Issuer and/or the Guarantor).  If for any reason such process agent ceases to be able to act as such or no longer has an address in London, each of the Issuer and the Guarantor irrevocably agrees to appoint a substitute process agent acceptable to the Agents, and to deliver to the Agents a copy of the new agent’s acceptance of that appointment, within 30 days.  Nothing shall affect the right to serve process in any other manner permitted by law.

This Agreement has been entered into on the date stated at the beginning.

TELE2 AB (PUBL)

By: /s/ Mathias Schriwer	/s/ Caroline Fellenius-Omnell
Mathias Schriwer	Caroline Fellenius-Omnell

TELE2 SVERIGE AB

By: /s/ Mathias Schriwer	/s/ Caroline Fellenius-Omnell
Mathias Schriwer	Caroline Fellenius-Omnell

By:

BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH

as Fiscal Agent, Paying Agent, Registrar, Transfer Agent and Calculation Agent

By:

This Agreement has been entered into on the date stated at the beginning.

TELE2 AB (PUBL)

By:

TELE2 SVERIGE AB

By:

By:

BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH

as Fiscal Agent, Paying Agent, Registrar, Transfer Agent and Calculation Agent

By: /s/ Mourad BOUSAOUI	/s/ Cecile BAUMANN
Mourad BOUSAOUI	Cecile BAUMANN

Schedule 1
Part A
Form of CGN Temporary Global Note

TELE2 AB (PUBL)
(Incorporated with limited liability in the Kingdom of Sweden)
€3,000,000,000
Guaranteed Euro Medium Term Note Programme guaranteed by
TELE2 SVERIGE AB
(Incorporated with limited liability in the Kingdom of Sweden)

TEMPORARY GLOBAL NOTE
Temporary Global Note No. [●]

This temporary Global Note is issued in respect of the Notes (the “Notes”) of the Tranche and Series specified in Part A of the Second Schedule hereto of Tele2 AB (publ) (the “Issuer”) and guaranteed by Tele2 Sverige AB (the “Guarantor”).

Interpretation and Definitions

References in this temporary Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 2 Part C to the Amended and Restated Agency Agreement (as amended or supplemented as at the Issue Date, the “Agency Agreement”) dated 29 April 2016 between the Issuer, the Guarantor, BNP Paribas Securities Services, Luxembourg Branch as fiscal agent and the other agents named in it, as such form is supplemented and/or modified and/or superseded by the provisions of this temporary Global Note (including the supplemental definitions and any modifications or additions set out in Part A of the Second Schedule hereto), which in the event of any conflict shall prevail).  Other capitalised terms used in this temporary Global Note shall have the meanings given to them in the Conditions or the Agency Agreement.  If Part A of the Second Schedule hereto specifies that the applicable TEFRA exemption is either “C Rules” or “not applicable”, this temporary Global Note is a “C Rules Note”, otherwise this temporary Global Note is a “D Rules Note”.

Aggregate Nominal Amount

The aggregate nominal amount from time to time of this temporary Global Note shall be an amount equal to the aggregate nominal amount of the Notes as shall be shown by the latest entry in the fourth column of Part I of the First Schedule hereto, which shall be completed by or on behalf of the Fiscal Agent upon (i) the issue of Notes represented hereby, (ii) the exchange of the whole or a part of this temporary Global Note for a corresponding interest in a permanent Global Note or for Definitive Notes, (iii) the redemption or purchase and cancellation of Notes represented hereby and/or (iv) the exchange of interests in this temporary Global Note for direct enforcement rights, all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, promises to pay to the bearer of this temporary Global Note, upon presentation and (when no further payment is due in respect of this temporary Global Note) surrender of this temporary Global Note, on the Maturity Date (or on such earlier date as the amount payable upon redemption under the Conditions may become payable in accordance with the Conditions) the amount payable upon redemption under the Conditions in respect of the aggregate nominal amount of Notes represented by this temporary Global Note and (unless this temporary Global Note does not bear interest) to pay interest in respect of the Notes from the Interest Commencement Date in arrear at the rates, on the dates for payment, and in accordance with the method of calculation provided for in the Conditions, save that the calculation is made in respect of the total aggregate amount of the Notes, together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

Subject as provided in the Conditions applicable to Partly-paid Notes, on or after the first day following the expiry of 40 days after the Issue Date (the “Exchange Date”), this temporary Global Note may be exchanged (free of charge to the holder) in whole or (in the case of a D Rules Note only) from time to time in part by its presentation and, on exchange in full, surrender to or to the order of the Fiscal Agent for interests in a permanent Global Note or, if so specified in Part A of the Second Schedule hereto, for Definitive Notes in an aggregate nominal amount equal to the nominal amount of this temporary Global Note submitted for exchange; provided that, in the case of any part of a D Rules Note submitted for exchange for a permanent Global Note or Definitive Notes, there shall have been Certification with respect to such nominal amount submitted for such exchange dated no earlier than the Exchange Date.

“Certification” means the presentation to the Fiscal Agent of a certificate or certificates with respect to one or more interests in this temporary Global Note, signed by Euroclear or Clearstream, Luxembourg, substantially to the effect set out in Schedule 7 to the Agency Agreement to the effect that it has received a certificate or certificates substantially to the effect set out in Schedule 6 to the Agency Agreement with respect thereto and that no contrary advice as to the contents thereof has been received by Euroclear or Clearstream, Luxembourg, as the case may be.

Upon the whole or a part of this temporary Global Note being exchanged for a permanent Global Note, such permanent Global Note shall be exchangeable in accordance with its terms for Definitive Notes.

The Definitive Notes for which this temporary Global Note or a permanent Global Note may be exchangeable shall be duly executed and authenticated, shall, in the case of Definitive Notes, have attached to them all Coupons (and, where appropriate, Talons) in respect of interest, that has not already been paid on this temporary Global Note or the permanent Global Note, as the case may be, shall be security printed and shall be substantially in the form set out in the Schedules to the Agency Agreement as supplemented and/or modified and/or superseded by the terms of the Second Schedule hereto.

On exchange in full and surrender of this temporary Global Note for Definitive Notes, the Issuer shall, if the holder so requests, procure that it is cancelled and returned to the holder together with the relevant Definitive Notes.  On any exchange of a part of this temporary Global Note for an equivalent interest in a permanent Global Note or for Definitive Notes, as the case may be, the portion of the nominal amount hereof so exchanged shall be endorsed by or on behalf of the Fiscal Agent in Part I of the First Schedule hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

If, for any actual or alleged reason that would not have been applicable had there been no exchange of this temporary Global Note (or part of this temporary Global Note) or in any other circumstances whatsoever, the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes, then any right or remedy relating in any way to the obligation(s) in question may be exercised or pursued on the basis of this temporary Global Note despite its stated cancellation after its exchange in full, as an alternative, or in addition, to the Definitive Notes (or the Coupons or Talons appertaining to them as appropriate).  With this exception, upon exchange in full and cancellation of this temporary Global Note for Definitive Notes, this temporary Global Note shall become void.

Benefit of Conditions

Except as otherwise specified herein, this temporary Global Note is subject to the Conditions and, until the whole of this temporary Global Note is exchanged for equivalent interests in a permanent Global Note or for Definitive Notes, the holder of this temporary Global Note shall in all respects be entitled to the same benefits as if it were the holder of the permanent Global Note (or the relevant part of it) or the Definitive Notes, as the case may be, for which it may be exchanged as if such permanent Global Note or Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this temporary Global Note that falls due on or after the Exchange Date unless, upon due presentation of this temporary Global Note for exchange, delivery of (or, in the case of a subsequent exchange, due endorsement of) a permanent Global Note or delivery of Definitive Notes, as the case may be, is improperly withheld or refused by or on behalf of the Issuer.

Payments due in respect of a D Rules Note before the Exchange Date shall only be made in relation to such nominal amount of this temporary Global Note with respect to which there shall have been Certification dated no earlier than such due date for payment.

Any payments that are made in respect of this temporary Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it at the specified office of the Fiscal Agent or of any other Paying Agent provided for in the Conditions.  If any payment in full of principal is made in respect of any Note represented by this temporary Global Note, the portion of this temporary Global Note representing such Note shall be cancelled and the amount so cancelled shall be endorsed by or on behalf of the Fiscal Agent in Part I of the First Schedule hereto (such endorsement being prima facie evidence that the payment in question has been made) whereupon the nominal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.  If any other payments are made in respect of the Notes represented by this temporary Global Note, a record of each such payment shall be endorsed by or on behalf of the Fiscal Agent on an additional schedule hereto (such endorsement being prima facie evidence that the payment in question has been made).  For the purposes of any payments made in respect of this temporary Global Note, the words “in the relevant place of presentation” shall not apply in the definition of “business day” in Condition 7(h) (Non-Business Days).

Cancellation

Cancellation of any Note represented by this temporary Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the nominal amount of this temporary Global Note representing such Note on its presentation to or to the order of the Fiscal Agent for endorsement in Part I of the First Schedule hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Events of Default

The holder hereof may from time to time exercise the right to declare Notes represented by this temporary Global Note due and payable following an Event of Default in accordance with the Conditions by stating in a notice given to the Fiscal Agent the nominal amount of Notes (which may be less than the outstanding nominal amount hereof) to which such notice relates.

If principal in respect of any Notes is not paid when due (but subject as provided below), the holder of this temporary Global Note may from time to time elect that Direct Rights under the provisions of (and as defined in) the Amended and Restated Deed of Covenant (as supplemented and/or amended as at the Issue Date, the “Deed of Covenant”) executed by the Issuer and the Guarantor as of 29 April 2016 (a copy of which is available for inspection at the specified office of the Fiscal Agent and which each of the Issuer and the Guarantor acknowledges to apply to the Notes represented by this temporary Global Note) shall come into effect in respect of a nominal amount of Notes up to the aggregate nominal amount in respect of which such failure to pay principal has occurred.  Such election shall be made by notice to the Fiscal Agent and presentation of this temporary Global Note to or to the order of the Fiscal Agent for reduction of the nominal amount of Notes represented by this temporary Global Note by such amount as may be stated in such notice by endorsement in Part I of the First Schedule hereto and a corresponding endorsement in Part II of the First Schedule hereto of such nominal amount of Notes formerly represented hereby as the nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant.  Upon each such notice being given, this temporary Global Note shall become void to the extent of the nominal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect, for whatever reason.

No such election may however be made on or before the Exchange Date unless the holder elects in such notice that the exchange for such Notes shall no longer take place.

Notices

Notices required to be given in respect of the Notes represented by this temporary Global Note may be given by their being delivered (so long as this temporary Global Note is held on behalf of Euroclear and Clearstream, Luxembourg or any other clearing system) to Euroclear, Clearstream, Luxembourg or such other clearing system, as the case may be, or otherwise to the holder of this temporary Global Note, rather than by publication as required by the Conditions, except that so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of that exchange so require, notices shall also be published either on the website of the Luxembourg Stock Exchange (www.bourse.lu) or in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

No provision of this temporary Global Note shall alter or impair the obligation of the Issuer and the Guarantor to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions and the Guarantee.

This temporary Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

This temporary Global Note and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

In witness whereof the Issuer has caused this temporary Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

TELE2 AB (PUBL)

By:

Certificate of Authentication

This temporary Global Note is authenticated by or on behalf of the Fiscal Agent.

BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH

as Fiscal Agent

By:

Authorised Signatory

For the purposes of authentication only.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

The First Schedule
Part I
Nominal Amount of Notes Represented by this Temporary Global Note

The following (i) issue of Notes initially represented by this temporary Global Note, (ii) exchanges of the whole or a part of this temporary Global Note for interests in a permanent Global Note, for Definitive Notes or for Direct Rights under the Deed of Covenant and/or (iii) cancellations or forfeitures of interests in this temporary Global Note have been made, resulting in the nominal amount of this temporary Global Note specified in the latest entry in the fourth column below:

Date	Amount of decrease in nominal amount of this temporary Global Note	Reason for decrease in nominal amount of this temporary Global Note (exchange, cancellation or forfeiture)	Nominal amount of this temporary Global Note on issue or following such decrease	Notation made by or on behalf of the Fiscal Agent

Issue Date	Not applicable	Not applicable

Part II
Direct Rights

The nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant is shown by the latest entry in the third column below:

Date	Amount of decrease in nominal amount of Notes in respect of which Direct Rights have arisen	Initial nominal amount and nominal amount following such increase	Notation by or on behalf of the Fiscal Agent (other than in respect of initial nominal amount)

Issue Date	Not applicable	Zero	Not applicable

The Second Schedule

[INSERT THE PROVISIONS OF THE RELEVANT FINAL TERMS THAT RELATE TO THE CONDITIONS OR THE GLOBAL NOTES AS THE SECOND SCHEDULE]

Schedule 1
Part B
Form of CGN Permanent Global Note

TELE2 AB (PUBL)
(Incorporated with limited liability in the Kingdom of Sweden)
€3,000,000,000
Guaranteed Euro Medium Term Note Programme guaranteed by
TELE2 SVERIGE AB
(Incorporated with limited liability in the Kingdom of Sweden)

PERMANENT GLOBAL NOTE
Permanent Global Note No. [●]

This permanent Global Note is issued in respect of the Notes (the “Notes”) of the Tranche(s) and Series specified in Part A of the Third Schedule hereto of Tele2 AB (publ) (the “Issuer”) and guaranteed by Tele2 Sverige AB (the “Guarantor”).

Interpretation and Definitions

References in this permanent Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 2 Part C to the Amended and Restated Agency Agreement (as amended or supplemented as at the Issue Date, the “Agency Agreement”) dated 29 April 2016 between the Issuer, the Guarantor, BNP Paribas Securities Services, Luxembourg Branch as fiscal agent and the other agents named in it, as such form is supplemented and/or modified and/or superseded by the provisions of this permanent Global Note (including the supplemental definitions and any modifications or additions set out in Part A of the Third Schedule hereto), which in the event of any conflict shall prevail).  Other capitalised terms used in this permanent Global Note shall have the meanings given to them in the Conditions or the Agency Agreement.

Aggregate Nominal Amount

The aggregate nominal amount from time to time of this permanent Global Note shall be an amount equal to the aggregate nominal amount of the Notes as shall be shown by the latest entry in the fourth column of Part I of the First Schedule hereto, which shall be completed by or on behalf of the Fiscal Agent upon (i) the exchange of the whole or a part of the temporary Global Note initially representing the Notes for a corresponding interest herein (in the case of Notes represented by a temporary Global Note upon issue), (ii) the issue of the Notes represented hereby (in the case of Notes represented by this permanent Global Note upon issue), (iii) the exchange of the whole or, where the limited circumstances so permit, a part of this permanent Global Note for Definitive Notes, (iv) the redemption or purchase and cancellation of Notes represented hereby and/or (v) the exchange of interests in this permanent Global Note for direct enforcement rights, all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, promises to pay to the bearer of this permanent Global Note, upon presentation and (when no further payment is due in respect of this permanent Global Note) surrender of this permanent Global Note, on the Maturity Date (or on such earlier date as the amount payable upon redemption under the Conditions may become repayable in accordance with the Conditions) the amount payable upon redemption under the Conditions in respect of the aggregate nominal amount of Notes represented by this permanent Global Note and (unless this permanent Global Note does not bear interest) to pay interest in respect of the Notes from the Interest Commencement Date in arrear at the rates, on the dates for payment, and in accordance with the method of calculation provided for in the Conditions, save that the calculation is made in respect of the total aggregate amount of the Notes, together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

This permanent Global Note is exchangeable (free of charge to the holder) on or after the Exchange Date in whole but not, except as provided in the next paragraph, in part for the Definitive Notes (1) if this permanent Global Note is held on behalf of Euroclear or Clearstream, Luxembourg or any other clearing system (an “Alternative Clearing System”) and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (2) if principal in respect of any Notes is not paid when due, by the holder giving notice to the Fiscal Agent of its election for such exchange.

This permanent Global Note is exchangeable in part (provided, however, that if this permanent Global Note is held by or on behalf of Euroclear, Clearstream, Luxembourg and/or an Alternative Clearing System, Euroclear, Clearstream, Luxembourg and/or such Alternative Clearing System, as the case may be, so permit) if principal in respect of any Notes is not paid when due.

“Exchange Date” means a day falling not less than 60 days or in the case of exchange following failure to pay principal in respect of any Notes when due 30 days, after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Fiscal Agent is located and, except in the case of exchange pursuant to (1) above, in the cities in which Euroclear and Clearstream, Luxembourg or, if relevant, the Alternative Clearing System, are located.

Any such exchange may be effected on or after an Exchange Date by the holder of this permanent Global Note surrendering this permanent Global Note or, in the case of a partial exchange, presenting it for endorsement to or to the order of the Fiscal Agent.  In exchange for this permanent Global Note, or part thereof to be exchanged, the Issuer shall deliver, or procure the delivery of, duly executed and authenticated Definitive Notes in an aggregate nominal amount equal to the nominal amount of this permanent Global Note submitted for exchange (if appropriate, having attached to them all Coupons (and, where appropriate, Talons) in respect of interest that has not already been paid on this permanent Global Note), security printed and substantially in the form set out in the Schedules to the Agency Agreement as supplemented and/or modified and/or superseded by the terms of the Third Schedule hereto.

On exchange in full and surrender of this permanent Global Note, the Issuer shall, if the holder so requests, procure that it is cancelled and returned to the holder together with the relevant Definitive Notes.  On any exchange of a part of this permanent Global Note the portion of the nominal amount hereof so exchanged shall be endorsed by or on behalf of the Fiscal Agent in Part I of the First Schedule hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

If, for any actual or alleged reason that would not have been applicable had there been no exchange of this permanent Global Note (or part of this permanent Global Note) or in any other circumstances whatsoever, the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes, then any right or remedy relating in any way to the obligation(s) in question may be exercised or pursued on the basis of this permanent Global Note despite its stated cancellation after its exchange in full, as an alternative, or in addition, to the Definitive Notes (or the Coupons or Talons appertaining to them as appropriate).  With this exception, upon exchange in full and cancellation of this permanent Global Note for Definitive Notes, this permanent Global Note shall become void.

Benefit of Conditions

Except as otherwise specified herein, this permanent Global Note is subject to the Conditions and, until the whole of this permanent Global Note is exchanged for Definitive Notes, the holder of this permanent Global Note shall in all respects be entitled to the same benefits as if it were the holder of the Definitive Notes for which it may be exchanged and as if such Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this permanent Global Note that falls due after an Exchange Date for such Notes, unless upon due presentation of this permanent Global Note for exchange, delivery of Definitive Notes is improperly withheld or refused by or on behalf of the Issuer or the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes.

Payments in respect of this permanent Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it at the specified office of the Fiscal Agent or of any other Paying Agent provided for in the Conditions.  A record of each such payment shall be endorsed on the First or Second Schedule hereto, as appropriate, by the Fiscal Agent or by the relevant Paying Agent, for and on behalf of the Fiscal Agent, which endorsement shall (until the contrary is proved) be prima facie evidence that the payment in question has been made.

For the purposes of any payments made in respect of this permanent Global Note, the words “in the relevant place of presentation” shall not apply in the definition of “business day” in Condition 7(h) (Non-Business Days).

Prescription

Claims in respect of principal and interest (as each is defined in the Conditions) in respect of this permanent Global Note shall become void unless it is presented for payment within a period of 10 years (in the case of principal) and five years (in the case of interest) from the appropriate Relevant Date.

Meetings

For the purposes of any meeting of Noteholders, the holder of this permanent Global Note shall (unless this permanent Global Note represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders and, at any such meeting, as having one vote in respect of each integral currency unit of the Specified Currency of the Notes.

Cancellation

Cancellation of any Note represented by this permanent Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the nominal amount of this permanent Global Note representing such Note on its presentation to or to the order of the Fiscal Agent for endorsement in Part I of the First Schedule hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Purchase

Notes may only be purchased by the Issuer or any of its Subsidiaries if they are purchased together with the right to receive all future payments of interest thereon.

Issuer’s Options

Any option of the Issuer provided for in the Conditions shall be exercised by the Issuer giving notice to the Noteholders within the time limits set out in and containing the information required by the Conditions, except that the notice shall not be required to contain the serial numbers of Notes drawn in the case of a partial exercise of an option and accordingly no drawing of Notes shall be required.

Noteholders’ Options

Any option of the Noteholders provided for in the Conditions may be exercised by the holder of this permanent Global Note giving notice to the Paying Agent within the time limits relating to the deposit of Notes with a Paying Agent set out in the Conditions substantially in the form of the notice available from any Paying Agent, except that the notice shall not be required to contain the certificate numbers of the Notes in respect of which the option has been exercised, and stating the nominal amount of Notes in respect of which the option is exercised and at the same time presenting this permanent Global Note to the Fiscal Agent, or to a Paying Agent acting on behalf of the Fiscal Agent, for notation accordingly in the Fourth Schedule hereto.

Events of Default

The holder hereof may from time to time exercise the right to declare Notes represented by this permanent Global Note due and payable following an Event of Default in accordance with the Conditions by stating in a notice given to the Fiscal Agent the nominal amount of Notes (which may be less than the outstanding nominal amount hereof) to which such notice relates.

If principal in respect of any Notes is not paid when due (but subject as provided below), the holder of this permanent Global Note may from time to time elect that Direct Rights under the provisions of (and as defined in) the Amended and Restated Deed of Covenant (as supplemented and/or amended as at the Issue Date, the “Deed of Covenant”) executed by the Issuer and the Guarantor as of 29 April 2016 (a copy of which is available for inspection at the specified office of the Fiscal Agent and which each of the Issuer and the Guarantor acknowledges to apply to the Notes represented by this permanent Global Note) shall come into effect in respect of a nominal amount of Notes up to the aggregate nominal amount in respect of which such failure to pay principal has occurred.  Such election shall be made by notice to the Fiscal Agent and presentation of this permanent Global Note to or to the order of the Fiscal Agent for reduction of the nominal amount of Notes represented by this permanent Global Note by such amount as may be stated in such notice by endorsement in Part I of the First Schedule hereto and a corresponding endorsement in Part II of the First Schedule hereto of such nominal amount of Notes formerly represented hereby as the nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant.  Upon each such notice being given, this permanent Global Note shall become void to the extent of the nominal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect, for whatever reason.

No such election may however be made on or before an Exchange Date unless the holder elects in such notice that the exchange for such Notes shall no longer take place.

Notices

Notices required to be given in respect of the Notes represented by this permanent Global Note may be given by their being delivered (so long as this permanent Global Note is held on behalf of Euroclear, Clearstream, Luxembourg or any other clearing system) to Euroclear, Clearstream, Luxembourg or such other clearing system, as the case may be, or otherwise to the holder of this permanent Global Note, rather than by publication as required by the Conditions, except that so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of that exchange so require, notices shall also be published either on the website of the Luxembourg Stock Exchange (www.bourse.lu) or in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

Negotiability

This permanent Global Note is a bearer document and negotiable and accordingly:

1
is freely transferable by delivery and such transfer shall operate to confer upon the transferee all rights and benefits appertaining hereto and to bind the transferee with all obligations appertaining hereto pursuant to the Conditions

2
the holder of this permanent Global Note is and shall be absolutely entitled as against all previous holders to receive all amounts by way of amounts payable upon redemption, interest or otherwise payable in respect of this permanent Global Note and the Issuer has waived against such holder and any previous holder of this permanent Global Note all rights of set-off or counterclaim that would or might otherwise be available to it in respect of the obligations evidenced by this Global Note and

3	payment upon due presentation of this permanent Global Note as provided herein shall operate as a good discharge against such holder and all previous holders of this permanent Global Note.

No provisions of this permanent Global Note shall alter or impair the obligation of the Issuer and the Guarantor to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions and the Guarantee.

This permanent Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

This permanent Global Note and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

In witness whereof the Issuer has caused this permanent Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

TELE2 AB (PUBL)

By:

Certificate of Authentication

This permanent Global Note is authenticated by or on behalf of the Fiscal Agent.

BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH

as Fiscal Agent

By:

Authorised Signatory

For the purposes of authentication only.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

The First Schedule
Part I
Nominal Amount of Notes Represented by this Permanent Global Note

The following (i) issues of Notes initially represented by this permanent Global Note, (ii) exchanges of interests in a temporary Global Note for interests in this permanent Global Note, (iii) exchanges of the whole or a part of this permanent Global Note for Definitive Notes or for Direct Rights under the Deed of Covenant, (iv) cancellations or forfeitures of interests in this permanent Global Note and/or (v) payments of amounts payable upon redemption in respect of this permanent Global Note have been made, resulting in the nominal amount of this permanent Global Note specified in the latest entry in the fourth column:

Date	Amount of increase/decrease in nominal amount of this permanent Global Note	Reason for increase/decrease in nominal amount of this permanent Global Note (initial issue, exchange, cancellation, forfeiture or payment, stating amount of payment made)	Nominal Amount of this permanent Global Note following such increase/decrease	Notation made by or on behalf of the Fiscal Agent

Part II
Direct Rights

The nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant is shown by the latest entry in the third column below:

Date	Amount of increase in nominal amount of Notes in respect of which Direct Rights have arisen	Initial nominal amount and nominal amount following such increase	Notation by or on behalf of the Fiscal Agent (other than in respect of initial nominal amount)

Issue Date	Not applicable	zero	Not applicable

The Second Schedule
Payments of Interest

The following payments of interest or Interest Amount in respect of this permanent Global Note have been made:

Due date of payment	Date of payment	Amount of interest	Notation made by or on behalf of the Fiscal Agent

The Third Schedule

[INSERT THE PROVISIONS OF THE RELEVANT FINAL TERMS THAT RELATE TO THE CONDITIONS OR THE GLOBAL NOTES AS THE THIRD SCHEDULE]

The Fourth Schedule
Exercise of Noteholders’ Option

The following exercises of the option of the Noteholders provided for in the Conditions have been made in respect of the stated nominal amount of this permanent Global Note:

Date of exercise	Nominal Amount of this permanent Global Note in respect of which exercise is made	Date on which exercise of such option is effective	Notation made by or on behalf of the Fiscal Agent

Schedule 1
Part C
Form of NGN Temporary Global Note

TELE2 AB (PUBL)
(Incorporated with limited liability in the Kingdom of Sweden)
€3,000,000,000
Guaranteed Euro Medium Term Note Programme guaranteed by
TELE2 SVERIGE AB
(Incorporated with limited liability in the Kingdom of Sweden)

TEMPORARY GLOBAL NOTE
Temporary Global Note No. [●]

This temporary Global Note is issued in respect of the Notes (the “Notes”) of the Tranche and Series specified in Part A of the Schedule hereto of Tele2 AB (publ) (the “Issuer”) and guaranteed by Tele2 Sverige AB (the “Guarantor”).

Interpretation and Definitions

References in this temporary Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 2 Part C to the Amended and Restated Agency Agreement (as amended or supplemented as at the Issue Date, the “Agency Agreement”) dated 29 April 2016 between the Issuer, the Guarantor, BNP Paribas Securities Services, Luxembourg Branch as fiscal agent and the other agents named in it, as such form is supplemented and/or modified and/or superseded by the provisions of this temporary Global Note (including the supplemental definitions and any modifications or additions set out in Part A of the Schedule hereto), which in the event of any conflict shall prevail).  Other capitalised terms used in this temporary Global Note shall have the meanings given to them in the Conditions or the Agency Agreement.  If the Second Schedule hereto specifies that the applicable TEFRA exemption is either “C Rules” or “not applicable”, this temporary Global Note is a “C Rules Note”, otherwise this temporary Global Note is a “D Rules Note”.

Aggregate Nominal Amount

The aggregate nominal amount from time to time of this temporary Global Note shall be an amount equal to the aggregate nominal amount of the Notes from time to time entered in the records of both Euroclear and Clearstream, Luxembourg (together the “relevant Clearing Systems”), which shall be completed and/or amended, as the case may be, upon (i) the issue of Notes represented hereby, (ii) the exchange of the whole or a part of this temporary Global Note for a corresponding interest recorded in the records of the relevant Clearing Systems in a permanent Global Note or for Definitive Notes, (iii) the redemption or purchase and cancellation of Notes represented hereby and/or (iv) the exchange of interests in this temporary Global Note for direct enforcement rights, all as described below.

The records of the relevant Clearing Systems (which expression in this temporary Global Note means the records that each relevant Clearing System holds for its customers which reflect the amount of such customers’ interests in the Notes) shall be conclusive evidence of the nominal amount of the Notes represented by this temporary Global Note and, for these purposes, a statement issued by a relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Notes represented by the temporary Global Note at any time shall be conclusive evidence of the records of the relevant Clearing Systems at that time.

Promise to Pay

Subject as provided herein, the Issuer, for value received, promises to pay to the bearer of this temporary Global Note, upon presentation and (when no further payment is due in respect of this temporary Global Note) surrender of this temporary Global Note, on the Maturity Date (or on such earlier date as the amount payable upon redemption under the Conditions may become payable in accordance with the Conditions) the amount payable upon redemption under the Conditions in respect of the aggregate nominal amount of Notes represented by this temporary Global Note and (unless this temporary Global Note does not bear interest) to pay interest in respect of the Notes from the Interest Commencement Date in arrear at the rates, on the dates for payment, and in accordance with the method of calculation provided for in the Conditions, save that the calculation is made in respect of the total aggregate amount of the Notes, together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

Subject as provided in the Conditions applicable to Partly-paid Notes, on or after the first day following the expiry of 40 days after the Issue Date (the “Exchange Date”), this temporary Global Note may be exchanged (free of charge to the holder) in whole or (in the case of a D Rules Note only) from time to time in part by its presentation and, on exchange in full, surrender to or to the order of the Fiscal Agent for interests recorded in the records of the relevant Clearing Systems in a permanent Global Note or, if so specified in Part A of the Schedule hereto, for Definitive Notes in an aggregate nominal amount equal to the nominal amount of this temporary Global Note submitted for exchange; provided that, in the case of any part of a D Rules Note submitted for exchange for interests recorded in the records of the relevant Clearing Systems in a permanent Global Note or Definitive Notes, there shall have been Certification with respect to such nominal amount submitted for such exchange dated no earlier than the Exchange Date.

“Certification” means the presentation to the Fiscal Agent of a certificate or certificates with respect to one or more interests in this temporary Global Note, signed by Euroclear or Clearstream, Luxembourg, substantially to the effect set out in Schedule 7 to the Agency Agreement to the effect that it has received a certificate or certificates substantially to the effect set out in Schedule 6 to the Agency Agreement with respect thereto and that no contrary advice as to the contents thereof has been received by Euroclear or Clearstream, Luxembourg, as the case may be.

Upon the whole or a part of this temporary Global Note being exchanged for a permanent Global Note, such permanent Global Note shall be exchangeable in accordance with its terms for Definitive Notes.

The Definitive Notes for which this temporary Global Note or a permanent Global Note may be exchangeable shall be duly executed and authenticated, shall, in the case of Definitive Notes, have attached to them all Coupons (and, where appropriate, Talons) in respect of interest that has not already been paid on this temporary Global Note or the permanent Global Note, as the case may be, shall be security printed and shall be substantially in the form set out in the Schedules to the Agency Agreement as supplemented and/or modified and/or superseded by the terms of Part A of the Schedule hereto.

On exchange in full and surrender of this temporary Global Note for Definitive Notes, the Issuer shall, if the holder so requests, procure that it is cancelled and returned to the holder together with the relevant Definitive Notes and procure that such exchange and cancellation shall be recorded in the records of the relevant Clearing Systems.  On any exchange of a part of this temporary Global Note for an equivalent interest in a permanent Global Note or for Definitive Notes, as the case may be, the Issuer shall procure that details of the portion of the nominal amount hereof so exchanged shall be entered pro rata in the records of the relevant Clearing Systems and upon any such entry being made, the nominal amount of the Notes recorded in the records of the relevant Clearing Systems and represented by this temporary Global Note shall be reduced by an amount equal to such portion so exchanged.

If, for any actual or alleged reason that would not have been applicable had there been no exchange of this temporary Global Note (or part of this temporary Global Note) or in any other circumstances whatsoever, the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes, then any right or remedy relating in any way to the obligation(s) in question may be exercised or pursued on the basis of this temporary Global Note despite its stated cancellation after its exchange in full, as an alternative, or in addition, to the Definitive Notes (or the Coupons or Talons appertaining to them as appropriate).  With this exception, upon exchange in full and cancellation of this temporary Global Note for Definitive Notes, this temporary Global Note shall become void.

Benefit of Conditions

Except as otherwise specified herein, this temporary Global Note is subject to the Conditions and, until the whole of this temporary Global Note is exchanged for equivalent interests in a permanent Global Note or for Definitive Notes, the holder of this temporary Global Note shall in all respects be entitled to the same benefits as if it were the holder of the permanent Global Note (or the relevant part of it) or the Definitive Notes, as the case may be, for which it may be exchanged as if such permanent Global Note or Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this temporary Global Note that falls due on or after the Exchange Date unless, upon due presentation of this temporary Global Note for exchange, delivery of (or, in the case of a subsequent exchange, a corresponding entry being recorded in the records of the relevant Clearing Systems) a permanent Global Note or delivery of Definitive Notes, as the case may be, is improperly withheld or refused by or on behalf of the Issuer.

Payments due in respect of a D Rules Note before the Exchange Date shall only be made in relation to such nominal amount of this temporary Global Note with respect to which there shall have been Certification dated no earlier than such due date for payment.

Any payments that are made in respect of this temporary Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it at the specified office of the Fiscal Agent or of any other Paying Agent provided for in the Conditions and each payment so made will discharge the Issuer’s obligations in respect thereof.  Any failure to make the entries in the records of the relevant Clearing Systems referred to herein shall not affect such discharge.  If any payment in full or in part of principal is made in respect of any Note represented by this temporary Global Note, the Issuer shall procure that details of such payment shall be entered pro rata in the records of the relevant Clearing Systems and, upon any such entry being made, the nominal amount of the Notes recorded in the records of the relevant Clearing Systems and represented by this temporary Global Note shall be reduced by the aggregate nominal amount of the Notes so redeemed.  If any other payments are made in respect of the Notes represented by this temporary Global Note, the Issuer shall procure that a record of each such payment shall be entered pro rata in the records of the relevant Clearing Systems.  For the purposes of any payments made in respect of this temporary Global Note, the words “in the relevant place of presentation” shall not apply in the definition of “business day” in Condition 7(h) (Non-Business Days).

Cancellation

On cancellation of any Note represented by this temporary Global Note that is required by the Conditions to be cancelled (other than upon its redemption), the Issuer shall procure that details of such cancellation shall be entered pro rata in the records of the relevant Clearing systems and, upon any such entry being made, the nominal amount of the Note recorded in the records of the relevant Clearing Systems and represented by this temporary Global Note shall be reduced by the aggregate nominal amount of the Notes so cancelled.

Events of Default

The holder hereof may from time to time exercise the right to declare Notes represented by this temporary Global Note due and payable following an Event of Default in accordance with the Conditions by stating in a notice given to the Fiscal Agent the nominal amount of Notes (which may be less than the outstanding nominal amount hereof) to which such notice relates.

If principal in respect of any Notes is not paid when due (but subject as provided below), the holder of this temporary Global Note may from time to time elect that Direct Rights under the provisions of (and as defined in) the Amended and Restated Deed of Covenant (as supplemented and/or amended as at the Issue Date, the “Deed of Covenant”) executed by the Issuer and the Guarantor as of 29 April 2016 (a copy of which is available for inspection at the specified office of the Fiscal Agent and which each of the Issuer and the Guarantor acknowledges to apply to the Notes represented by this temporary Global Note) shall come into effect in respect of a nominal amount of Notes up to the aggregate nominal amount in respect of which such failure to pay principal has occurred.  Such election shall be made by notice to the Fiscal Agent and presentation of this temporary Global Note to or to the order of the Fiscal Agent.  Upon each such notice being given, this temporary Global Note shall become void to the extent of the nominal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect, for whatever reason.

No such election may however be made on or before the Exchange Date unless the holder elects in such notice that the exchange for such Notes shall no longer take place.

Notices

Notices required to be given in respect of the Notes represented by this temporary Global Note may be given by their being delivered (so long as this temporary Global Note is held on behalf of Euroclear and/or Clearstream, Luxembourg or any other permitted clearing system) to Euroclear, Clearstream, Luxembourg or such other permitted clearing system, as the case may be, or otherwise to the holder of this temporary Global Note, rather than by publication as required by the Conditions, except that so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of that exchange so require, notices shall also be published either on the website of the Luxembourg Stock Exchange (www.bourse.lu) or in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

No provision of this temporary Global Note shall alter or impair the obligation of the Issuer and the Guarantor to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions and the Guarantee.

This temporary Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent and effectuated by the entity appointed as Common Safekeeper by the relevant Clearing Systems.

This temporary Global Note and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

In witness whereof the Issuer has caused this temporary Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

TELE2 AB (PUBL)

By:

Certificate of Authentication

This temporary Global Note is authenticated by or on behalf of the Fiscal Agent.

BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH

as Fiscal Agent

By:

Authorised Signatory
For the purposes of authentication only.

Effectuation

This temporary Global Note is effectuated by or on behalf of the Common Safekeeper.

[COMMON SAFEKEEPER]
as Common Safekeeper

By:

Authorised Signatory

For the purposes of effectuation only.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

Schedule

[INSERT THE PROVISIONS OF THE RELEVANT FINAL TERMS THAT RELATE TO THE CONDITIONS OR THE GLOBAL NOTES AS THE SCHEDULE]

Schedule 1
Part D
Form of NGN Permanent Global Note

TELE2 AB (PUBL)
(Incorporated with limited liability in the Kingdom of Sweden)
€3,000,000,000
Guaranteed Euro Medium Term Note Programme guaranteed by
TELE2 SVERIGE AB
(Incorporated with limited liability in the Kingdom of Sweden)

PERMANENT GLOBAL NOTE
Permanent Global Note No. [●]

This permanent Global Note is issued in respect of the Notes (the “Notes”) of the Tranche(s) and Series specified in Part A of the Schedule hereto of Tele2 AB (publ) (the “Issuer”) and guaranteed by Tele2 Sverige AB (the “Guarantor”).

Interpretation and Definitions

References in this permanent Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 2 Part C to the Amended and Restated Agency Agreement (as amended or supplemented as at the Issue Date, the “Agency Agreement”) dated 29 April 2016 between the Issuer, the Guarantor, BNP Paribas Securities Services, Luxembourg Branch as fiscal agent and the other agents named in it, as such form is supplemented and/or modified and/or superseded by the provisions of this permanent Global Note (including the supplemental definitions and any modifications or additions set out in Part A of the Schedule hereto), which in the event of any conflict shall prevail).  Other capitalised terms used in this permanent Global Note shall have the meanings given to them in the Conditions or the Agency Agreement.

Aggregate Nominal Amount

The aggregate nominal amount from time to time of this permanent Global Note shall be an amount equal to the aggregate nominal amount of the Notes from time to time entered in the records of both Euroclear and Clearstream, Luxembourg (together, the “relevant Clearing Systems”), which shall be completed and/or amended as the case may be upon (i) the exchange of the whole or a part of the interests recorded in the records of the relevant Clearing Systems in the temporary Global Note initially representing the Notes for a corresponding interest herein (in the case of Notes represented by a temporary Global Note upon issue), (ii) the issue of the Notes represented hereby (in the case of Notes represented by this permanent Global Note upon issue), (iii) the exchange of the whole or, where the limited circumstances so permit, a part of this permanent Global Note for Definitive Notes, (iv) the redemption or purchase and cancellation of Notes represented hereby and/or (v) the exchange of interests in this permanent Global Note for direct enforcement rights, all as described below.

The records of the relevant Clearing Systems (which expression in this permanent Global Note means the records that each relevant Clearing System holds for its customers which reflect the amount of such customers’ interests in the Notes) shall be conclusive evidence of the nominal amount of the Notes represented by this permanent Global Note and, for these purposes, a statement issued by a relevant Clearing Systems (which statement shall be made available to the bearer upon request) stating the nominal amount of Notes represented by this permanent Global Note at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.

Promise to Pay

Subject as provided herein, the Issuer, for value received, promises to pay to the bearer of this permanent Global Note, upon presentation and (when no further payment is due in respect of this permanent Global Note) surrender of this permanent Global Note, on the Maturity Date (or on such earlier date as the amount payable upon redemption under the Conditions may become repayable in accordance with the Conditions) the amount payable upon redemption under the Conditions in respect of the aggregate nominal amount of Notes represented by this permanent Global Note and (unless this permanent Global Note does not bear interest) to pay interest in respect of the Notes from the Interest Commencement Date in arrear at the rates, on the dates for payment, and in accordance with the method of calculation provided for in the Conditions, save that the calculation is made in respect of the total aggregate amount of the Notes, together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

This permanent Global Note is exchangeable (free of charge to the holder) on or after the Exchange Date in whole but not, except as provided in the next paragraph, in part for the Definitive Notes (1) if this permanent Global Note is held on behalf of Euroclear or Clearstream, Luxembourg or any other permitted clearing system (an “Alternative Clearing System”) and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (2) if principal in respect of any Notes is not paid when due, by the holder giving notice to the Fiscal Agent of its election for such exchange.

This permanent Global Note is exchangeable in part (provided, however, that if this permanent Global Note is held by or on behalf of Euroclear, Clearstream, Luxembourg and/or an Alternative Clearing System, Euroclear, Clearstream, Luxembourg and/or such Alternative Clearing System, as the case may be, so permit) if principal in respect of any Notes is not paid when due.

“Exchange Date” means a day falling not less than 60 days, or in the case of exchange following failure to pay principal in respect of any Notes when due 30 days, after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Fiscal Agent is located and, except in the case of exchange pursuant to (1) above, in the cities in which Euroclear and Clearstream, Luxembourg or, if relevant, the Alternative Clearing System, are located.

Any such exchange may be effected on or after an Exchange Date by the holder of this permanent Global Note surrendering this permanent Global Note or, in the case of a partial exchange, presenting it to or to the order of the Fiscal Agent.  In exchange for this permanent Global Note, or part thereof to be exchanged, the Issuer shall deliver, or procure the delivery of, duly executed and authenticated Definitive Notes in an aggregate nominal amount equal to the nominal amount of this permanent Global Note submitted for exchange (if appropriate, having attached to them all Coupons (and, where appropriate, Talons) in respect of interest that has not already been paid on this permanent Global Note), security printed and substantially in the form set out in the Schedules to the Agency Agreement as supplemented and/or modified and/or superseded by the terms of Part A of the Schedule hereto.

On exchange in full and surrender of this permanent Global Note, the Issuer shall, if the holder so requests, procure that it is cancelled and returned to the holder together with the relevant Definitive Notes.  On any exchange of a part of this permanent Global Note, the Issuer shall procure that the portion of the nominal amount hereof so exchanged shall be entered pro rata in the records of the relevant Clearing Systems and upon any such entry being made, the nominal amount of the Notes recorded in the records of the relevant Clearing Systems and represented by this permanent Global Note shall be reduced by an amount equal to such portion so exchanged.

If, for any actual or alleged reason that would not have been applicable had there been no exchange of this permanent Global Note (or part of this permanent Global Note) or in any other circumstances whatsoever, the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes, then any right or remedy relating in any way to the obligation(s) in question may be exercised or pursued on the basis of this permanent Global Note despite its stated cancellation after its exchange in full, as an alternative, or in addition, to the Definitive Notes (or the Coupons or Talons appertaining to them as appropriate).  With this exception, upon exchange in full and cancellation of this permanent Global Note for Definitive Notes, this permanent Global Note shall become void.

Benefit of Conditions

Except as otherwise specified herein, this permanent Global Note is subject to the Conditions and, until the whole of this permanent Global Note is exchanged for Definitive Notes, the holder of this permanent Global Note shall in all respects be entitled to the same benefits as if it were the holder of the Definitive Notes for which it may be exchanged and as if such Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this permanent Global Note that falls due after an Exchange Date for such Notes, unless upon due presentation of this permanent Global Note for exchange, delivery of Definitive Notes is improperly withheld or refused by or on behalf of the Issuer or the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes.

Payments in respect of this permanent Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it at the specified office of the Fiscal Agent or of any other Paying Agent provided for in the Conditions and each payment so made will discharge the Issuer’s obligations in respect thereof.  Any failure to make the entries in the records of the relevant Clearing Systems referred to herein shall not affect such discharge .  The Issuer shall procure that details of each such payment shall be entered pro rata in the records of the relevant Clearing Systems and in the case of any payment of principal and upon any such entry being made, the nominal amount of the Notes recorded in the records of the relevant Clearing Systems and represented by this permanent Global Note shall be reduced by the aggregate nominal amount of the Notes so redeemed.  For the purposes of any payments made in respect of this permanent Global Note, the words “in the relevant place of presentation” shall not apply in the definition of “business day” in Condition 7(h) (Non-Business Days).

Prescription

Claims in respect of principal and interest (as each is defined in the Conditions) in respect of this permanent Global Note shall become void unless it is presented for payment within a period of 10 years (in the case of principal) and five years (in the case of interest) from the appropriate Relevant Date.

Meetings

For the purposes of any meeting of Noteholders, the holder of this permanent Global Note shall (unless this permanent Global Note represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders and, at any such meeting, as having one vote in respect of each integral currency unit of the Specified Currency of the Notes.

Cancellation

On cancellation of any Note represented by this permanent Global Note that is required by the Conditions to be cancelled (other than upon its redemption), the Issuer shall procure that details of such cancellation shall be entered pro rata in the records of the relevant Clearing Systems and, upon any such entry being made, the nominal amount of the Notes recorded in the records of the relevant Clearing Systems and represented by this permanent Global Note shall be reduced by the aggregate nominal amount of the Notes so cancelled.

Purchase

Notes may only be purchased by the Issuer or any of its Subsidiaries if they are purchased together with the right to receive all future payments of interest thereon.

Issuer’s Options

Any option of the Issuer provided for in the Conditions shall be exercised by the Issuer giving notice to the Noteholders and the relevant Clearing Systems (or procuring that such notice is given on its behalf) within the time limits set out in and containing the information required by the Conditions, except that the notice shall not be required to contain the serial numbers of Notes drawn in the case of a partial exercise of an option and accordingly no drawing of Notes shall be required.  In the case of a partial exercise of an option, the rights of accountholders with a clearing system in respect of the Notes will be governed by the standard procedures of Euroclear and/or Clearstream, Luxembourg and shall be reflected in the records of Euroclear and/or Clearstream, Luxembourg as either a pool factor or a reduction in nominal amount, at their discretion.  Following the exercise of any such option, the Issuer shall procure that the nominal amount of the Notes recorded in the records of the relevant Clearing Systems and represented by this permanent Global Note shall be reduced accordingly.

Noteholders’ Options

Any option of the Noteholders provided for in the Conditions may be exercised by the holder of this permanent Global Note giving notice to the Paying Agent within the time limits relating to the deposit of Notes with a Paying Agent set out in the Conditions substantially in the form of the notice available from any Paying Agent, except that the notice shall not be required to contain the certificate numbers of the Notes in respect of which the option has been exercised.  Following the exercise of any such option, the Issuer shall procure that the nominal amount of the Notes recorded in the records of the relevant Clearing Systems and represented by this permanent Global Note shall be reduced by the aggregate nominal amount stated in the relevant exercise notice.

Events of Default

The holder hereof may from time to time exercise the right to declare Notes represented by this permanent Global Note due and payable following an Event of Default in accordance with the Conditions by stating in a notice given to the Fiscal Agent the nominal amount of Notes (which may be less than the outstanding nominal amount hereof) to which such notice relates.

If principal in respect of any Notes is not paid when due (but subject as provided below), the holder of this permanent Global Note may from time to time elect that Direct Rights under the provisions of (and as defined in) the Amended and Restated Deed of Covenant (as supplemented and/or amended as at the Issue Date, the “Deed of Covenant”) executed by the Issuer and the Guarantor as of 29 April 2016 (a copy of which is available for inspection at the specified office of the Fiscal Agent and which each of the Issuer and the Guarantor acknowledges to apply to the Notes represented by this permanent Global Note) shall come into effect in respect of a nominal amount of Notes up to the aggregate nominal amount in respect of which such failure to pay principal has occurred.  Such election shall be made by notice to the Fiscal Agent and presentation of this permanent Global Note to or to the order of the Fiscal Agent.  Upon each such notice being given, this permanent Global Note shall become void to the extent of the nominal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect, for whatever reason.

No such election may however be made on or before an Exchange Date unless the holder elects in such notice that the exchange for such Notes shall no longer take place.

Notices

Notices required to be given in respect of the Notes represented by this permanent Global Note may be given by their being delivered (so long as this permanent Global Note is held on behalf of Euroclear and/or Clearstream, Luxembourg and/or an Alternative Clearing System) to Euroclear, Clearstream, Luxembourg and/or such Alternative Clearing System, as the case may be, or otherwise to the holder of this permanent Global Note, rather than by publication as required by the Conditions, except that so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of that exchange so require, notices shall also be published either on the website of the Luxembourg Stock Exchange (www.bourse.lu) or in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

Negotiability

This permanent Global Note is a bearer document and negotiable and accordingly:

1
is freely transferable by delivery and such transfer shall operate to confer upon the transferee all rights and benefits appertaining hereto and to bind the transferee with all obligations appertaining hereto pursuant to the Conditions

2
the holder of this permanent Global Note is and shall be absolutely entitled as against all previous holders to receive all amounts by way of amounts payable upon redemption, interest or otherwise payable in respect of this permanent Global Note and the Issuer has waived against such holder and any previous holder of this permanent Global Note all rights of set-off or counterclaim that would or might otherwise be available to it in respect of the obligations evidenced by this Global Note and

3	payment upon due presentation of this permanent Global Note as provided herein shall operate as a good discharge against such holder and all previous holders of this permanent Global Note.

No provisions of this permanent Global Note shall alter or impair the obligation of the Issuer and the Guarantor to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions and the Guarantee.

This permanent Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent and effectuated by the entity appointed as Common Safekeeper by the relevant Clearing Systems.

This permanent Global Note and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

In witness whereof the Issuer has caused this permanent Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

TELE2 AB (PUBL)

By:

Certificate of Authentication

This permanent Global Note is authenticated by or on behalf of the Fiscal Agent.

BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH

as Fiscal Agent

By:

Authorised Signatory
For the purposes of authentication only.

Effectuation

This permanent Global Note

is effectuated by or on behalf of the Common Safekeeper.
[COMMON SAFEKEEPER]
as Common Safekeeper

By:

Authorised Signatory

For the purposes of effectuation only.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

The Schedule

[INSERT THE PROVISIONS OF THE RELEVANT FINAL TERMS THAT RELATE TO THE CONDITIONS OR THE GLOBAL NOTES AS THE SCHEDULE]

Schedule 1
Part E
Form of Global Certificate

TELE2 AB (PUBL)
(Incorporated with limited liability in the Kingdom of Sweden)
€3,000,000,000
Guaranteed Euro Medium Term Note Programme guaranteed by
TELE2 SVERIGE AB
(Incorporated with limited liability in the Kingdom of Sweden) GLOBAL CERTIFICATE
Global Certificate No. [●]

This Global Certificate is issued in respect of the Notes (the “Notes”) of the Tranche and Series specified in Part A of the Schedule hereto of Tele2 AB (publ) (the “Issuer”) and guaranteed by Tele2 Sverige AB (the “Guarantor”).  This Global Certificate certifies that the person whose name is entered in the Register (the “Registered Holder”) is registered in the Register as the holder of an issue of Notes of the nominal amount, specified currency and specified denomination set out in Part A of the Schedule hereto.

Interpretation and Definitions

References in this Global Certificate to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 2 Part C to the Amended and Restated Agency Agreement (as amended or supplemented as at the Issue Date, the “Agency Agreement”) dated 29 April 2016 between the Issuer, the Guarantor, BNP Paribas Securities Services, Luxembourg Branch as fiscal agent and the other agents named in it, as such form is supplemented and/or modified and/or superseded by the provisions of this Global Certificate (including the supplemental definitions and any modifications or additions set out in Part A of the Schedule hereto), which in the event of any conflict shall prevail).  Other capitalised terms used in this Global Certificate shall have the meanings given to them in the Conditions or the Agency Agreement.

Promise to Pay

The Issuer, for value received, promises to pay to the holder of the Notes represented by this Global Certificate (subject to surrender of this Global Certificate if no further payment falls to be made in respect of such Notes) on the Maturity Date (or on such earlier date as the amount payable upon redemption under the Conditions may become payable in accordance with the Conditions) the amount payable upon redemption under the Conditions in respect of the Notes represented by this Global Certificate and (unless the Notes represented by this Certificate do not bear interest) to pay interest in respect of such Notes from the Interest Commencement Date in arrear at the rates, on the dates for payment, and in accordance with the methods of calculation provided for in the Conditions, save that the calculation is made in respect of the total aggregate amount of the Notes represented by this Global Certificate, together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.  Each payment will be made to, or to the order of, the person whose name is entered on the Register at the close of business on the record date which shall be on the Clearing System Business Day immediately prior to the date for payment, where Clearing System Business Day means Monday to Friday inclusive except 25 December and 1 January.

For the purposes of this Global Certificate, (a) the holder of the Notes represented by this Global Certificate is bound by the provisions of the Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Notes represented by this Global Certificate, (c) this Global Certificate is evidence of entitlement only, (d) title to the Notes represented by this Global Certificate passes only on due registration on the Register, and (e) only the holder of the Notes represented by this Global Certificate is entitled to payments in respect of the Notes represented by this Global Certificate.

Transfer of Notes Represented by Permanent Global Certificates

If the Schedule hereto states that the Notes are to be represented by a permanent Global Certificate on issue, transfers of the holding of Notes represented by this Global Certificate pursuant to Condition 2(b) may only be made in part:

1
if the Notes represented by this Global Certificate are held on behalf of Euroclear or Clearstream, Luxembourg or any other clearing system (an “Alternative Clearing System”) and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or

2	upon or following any failure to pay principal in respect of any Notes when it is due and payable or

3	with the consent of the Issuer

provided that, in the case of the first transfer of part of a holding pursuant to 1 or 2 above, the holder of the Notes represented by this Global Certificate has given the Registrar not less than 30 days’ notice at its specified office of such holder’s intention to effect such transfer.  Where the holding of Notes represented by this Global Certificate is only transferable in its entirety, the Certificate issued to the transferee upon transfer of such holding shall be a Global Certificate.  Where transfers are permitted in part, Certificates issued to transferees shall not be Global Certificates unless the transferee so requests and certifies to the Registrar that it is, or is acting as a nominee for, Clearstream, Luxembourg, Euroclear and/or an Alternative Clearing System.

Meetings

For the purposes of any meeting of Noteholders, the holder of the Notes represented by this Global Certificate shall (unless this Global Certificate represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders and as being entitled to one vote in respect of each integral currency unit of the Specified Currency of the Notes.

Events of Default

If principal in respect of any Notes is not paid when due, the holder of the Notes represented by this Global Certificate may (subject as provided below) from time to time elect that Direct Rights under the provisions of (and as defined in) the Amended and Restated Deed of Covenant (as supplemented and/or amended as at the Issue Date, the “Deed of Covenant”) executed by the Issuer and the Guarantor as of 29 April 2016 (a copy of which is available for inspection at the specified office of the Fiscal Agent and which each of the Issuer and the Guarantor acknowledges to apply to the Notes represented by this Global Certificate) shall come into effect in respect of a nominal amount of Notes up to the aggregate nominal amount in respect of which such failure to pay nominal has occurred.  Such election shall be made by notice to the Fiscal Agent by the holder of the Notes represented by this Global Certificate specifying the nominal amount of Notes represented by this Global Certificate in respect of which Direct Rights shall arise under the Deed of Covenant.  Upon each such notice being given, this Global Certificate and the corresponding entry in the Register shall become void to the extent of the nominal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect, for whatever reason.

No such election may however be made unless the transfer of the whole or a part of the holding of Notes represented by this Global Certificate shall have been improperly withheld or refused.

This Global Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar and in the case of Registered Notes held under the NSS only, effectuated by the entity appointed as Common Safekeeper by the relevant Clearing Systems.

This Global Certificate and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

In witness whereof the Issuer has caused this Global Certificate to be signed on its behalf.

Dated as of the Issue Date.

TELE2 AB (PUBL)

By:

Certificate of Authentication

This Global Certificate is authenticated by or on behalf of the Registrar.

BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH

as Registrar

By:

Authorised Signatory
For the purposes of authentication only.

Effectuation

This Global Certificate
is effectuated by or on behalf of the Common Safekeeper.

[COMMON SAFEKEEPER]

as Common Safekeeper

By:

Authorised Signatory
For the purposes of effectuation of Registered Notes held through the NSS only

Form of Transfer

For value received the undersigned transfers to

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[●] nominal amount of the Notes represented by this Global Certificate, and all rights under them.

Dated
Signed	Certifying Signature

Notes:

1
The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the Notes represented by this Global Certificate or (if such signature corresponds with the name as it appears on the face of this Global Certificate) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

2	A representative of the Noteholder should state the capacity in which he signs e.g. executor.

[INSERT THE PROVISIONS OF THE RELEVANT FINAL TERMS THAT RELATE TO THE CONDITIONS OR THE GLOBAL CERTIFICATE AS THE SCHEDULE.]

Schedule 2
Part A
Form of Bearer Note

On the front:

[Denomination]	[ISIN]	[Series]	[Certif. No.]

[Currency and denomination]

TELE2 AB (PUBL)
(Incorporated with limited liability in the Kingdom of Sweden)
€3,000,000,000
Guaranteed Euro Medium Term Note Programme guaranteed by
TELE2 SVERIGE AB
(Incorporated with limited liability in the Kingdom of Sweden) Series No. [●]
[Title of issue]

This Note forms one of the Series of Notes referred to above (the “Notes”) of Tele2 AB (publ) (the “Issuer”) guaranteed by Tele2 Sverige AB (the “Guarantor”) designated as specified in the title hereof.  The Notes are subject to the Terms and Conditions (the “Conditions”) endorsed hereon.  Expressions defined in the Conditions have the same meanings in this Note.

The Issuer for value received promises to pay to the bearer of this Note, on presentation and (when no further payment is due in respect of this Note) surrender of this Note on the Maturity Date (or on such earlier date as the amount payable upon redemption under the Conditions may become payable in accordance with the Conditions) the amount payable upon redemption under the Conditions and (unless this Note does not bear interest) to pay interest from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

This Note shall not become valid or obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

In witness whereof the Issuer has caused this Note to be signed on its behalf.

Dated as of the Issue Date.

TELE2 AB (PUBL)

By:

Certificate of Authentication

This Note is authenticated
by or on behalf of the Fiscal Agent.

BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH

as Fiscal Agent

By:

Authorised Signatory
For the purposes of authentication only.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

On the back:

Terms and Conditions of the Notes

[The Terms and Conditions that are set out in Schedule 2 Part C to the Amended and Restated Agency Agreement as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in Part A of the relevant Final Terms will be set out here]

FISCAL AGENT AND PAYING AGENT
BNP Paribas Securities Services, Luxembourg Branch
33, Rue de Gasperich
L-5826 Hesperange
Luxembourg

Schedule 2
Part B
Form of Certificate

On the front:

TELE2 AB (PUBL)
(Incorporated with limited liability in the Kingdom of Sweden)
€3,000,000,000
Guaranteed Euro Medium Term Note Programme guaranteed by
TELE2 SVERIGE AB
(Incorporated with limited liability in the Kingdom of Sweden) Series No. [●]
[Title of issue]

This Certificate certifies that [●] of [●] (the “Registered Holder”) is, as at the date hereof, registered as the holder of nominal amount of Notes of the Series of Notes referred to above (the “Notes”) of Tele2 AB (publ) (the “Issuer”) guaranteed by Tele2 Sverige AB (the “Guarantor”), designated as specified in the title hereof.  The Notes are subject to the Terms and Conditions (the “Conditions”) endorsed hereon.  Expressions defined in the Conditions have the same meanings in this Certificate.

The Issuer, for value received, promises to pay to the holder of the Notes represented by this Certificate (subject to surrender of this Certificate if no further payment falls to be made in respect of such Notes) on the Maturity Date (or on such earlier date as the amount payable upon redemption under the Conditions may become payable in accordance with the Conditions) the amount payable upon redemption under the Conditions in respect of the Notes represented by this Certificate and (unless the Note(s) represented by this Certificate do not bear interest) to pay interest in respect of such Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Certificate, (a) the holder of the Note(s) represented by this Certificate is bound by the provisions of the Amended and Restated Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Note(s) represented by this Certificate, (c) this Certificate is evidence of entitlement only, (d) title to the Note(s) represented by this Certificate passes only on due registration on the Register, and (e) only the holder of the Note(s) represented by this Certificate is entitled to payments in respect of the Note(s) represented by this Certificate.

This Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

In witness whereof the Issuer has caused this Certificate to be signed on its behalf.

Dated as of the Issue Date.

TELE2 AB (PUBL)

By:

Certificate of Authentication

This Certificate is authenticated by or on behalf of the Registrar.

BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH

as Registrar

By:

Authorised Signatory
For the purposes of authentication only.

On the back:

Terms and Conditions of the Notes

[The Terms and Conditions that are set out in Schedule 2 Part C to the Amended and Restated Agency Agreement as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in Part A of the relevant Final Terms will be set out here]

Form of Transfer

For value received the undersigned transfers to

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[●] nominal amount of the Notes represented by this Certificate, and all rights under them.

Dated
Signed	Certifying Signature

 _____________________________________

Notes:

1
The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the Note(s) represented by this Certificate or (if such signature corresponds with the name as it appears on the face of this Certificate) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

2	A representative of the Noteholder should state the capacity in which he signs.

Unless the context otherwise required, capitalised terms used in this Form of Transfer have the same meaning as in the Amended and Restated Agency Agreement dated 29 April 2016 between the Issuer and Fiscal Agent.

[TO BE COMPLETED BY TRANSFEREE:

[INSERT ANY REQUIRED TRANSFEREE REPRESENTATIONS, CERTIFICATIONS ETC.]]

FISCAL AGENT, PAYING AGENT, REGISTRAR AND TRANSFER AGENT
BNP Paribas Securities Services, Luxembourg Branch
33, Rue de Gasperich
L-5826 Hesperange
Luxembourg

Schedule 2
Part C
Terms and Conditions of the Notes

The Notes are issued pursuant to an Amended and Restated Agency Agreement (the “Agency Agreement”) dated 29 April 2016 between Tele2 AB (publ) (the “Issuer”), Tele2 Sverige AB (the “Guarantor”), BNP Paribas Securities Services, Luxembourg Branch as fiscal agent and the other agents named in it and with the benefit of an Amended and Restated Deed of Covenant (the “Deed of Covenant”) dated 29 April 2016 executed by the Issuer and the Guarantor in relation to the Notes and an Amended and Restated Deed of Guarantee (the “Deed of Guarantee”) dated 29 April 2016 executed by the Guarantor in relation to the Notes.  The fiscal agent, the paying agents, the registrar, the transfer agents and the calculation agent(s) for the time being (if any) are referred to below respectively as the “Fiscal Agent”, the “Paying Agents” (which expression shall include the Fiscal Agent), the “Registrar”, the “Transfer Agents” and the “Calculation Agent(s)”.  The Noteholders (as defined below), the holders of the interest coupons (the “Coupons”) relating to interest bearing Notes in bearer form and, where applicable in the case of such Notes, talons for further Coupons (the “Talons”) (the “Couponholders”) are deemed to have notice of all of the provisions of the Agency Agreement applicable to them.

In these Conditions, “Tranche” means Notes which are identical in all respects.

Copies of the Agency Agreement, the Deed of Covenant and the Deed of Guarantee are available for inspection at the specified offices of each of the Paying Agents, the Registrar and the Transfer Agents.

1	Form, Denomination and Title

The Notes are issued in bearer form (“Bearer Notes”) or in registered form (“Registered Notes”), in each case in the Specified Denomination(s) shown hereon.

This Note is a Fixed Rate Note, a Floating Rate Note, a Zero Coupon Note, or a combination of any of the foregoing, depending upon the Interest and Redemption/Payment Basis shown hereon.

Bearer Notes are serially numbered and are issued with Coupons (and, where appropriate, a Talon) attached, save in the case of Zero Coupon Notes in which case references to interest (other than in relation to interest due after the Maturity Date), Coupons and Talons in these Conditions are not applicable.

Registered Notes are represented by registered certificates (“Certificates”) and, save as provided in Condition 2(c), each Certificate shall represent the entire holding of Registered Notes by the same holder.

Title to the Bearer Notes and the Coupons and Talons shall pass by delivery.  Title to the Registered Notes shall pass by registration in the register that the Issuer shall procure to be kept by the Registrar in accordance with the provisions of the Agency Agreement (the “Register”).  Except as ordered by a court of competent jurisdiction or as required by law, the holder (as defined below) of any Note, Coupon or Talon shall be deemed to be and may be treated as its absolute owner for all purposes, whether or not it is overdue and regardless of any notice of ownership, trust or an interest in it, any writing on it (or on the Certificate representing it) or its theft or loss (or that of the related Certificate) and no person shall be liable for so treating the holder.

In these Conditions, “Noteholder” means the bearer of any Bearer Note or the person in whose name a Registered Note is registered (as the case may be), “holder” (in relation to a Note, Coupon or Talon) means the bearer of any Bearer Note, Coupon or Talon or the person in whose name a Registered Note is registered (as the case may be) and capitalised terms have the meanings given to them hereon, the absence of any such meaning indicating that such term is not applicable to the Notes.

2	No Exchange of Notes and Transfers of Registered Notes

(a)
No Exchange of Notes:  Registered Notes may not be exchanged for Bearer Notes.  Bearer Notes of one Specified Denomination may not be exchanged for Bearer Notes of another Specified Denomination and Bearer Notes may not be exchanged for Registered Notes.

(b)
Transfer of Registered Notes:  One or more Registered Notes may be transferred upon the surrender (at the specified office of the Registrar or any Transfer Agent) of the Certificate representing such Registered Notes to be transferred, together with the form of transfer endorsed on such Certificate, (or another form of transfer substantially in the same form and containing the same representations and certifications (if any), unless otherwise agreed by the Issuer), duly completed and executed and any other evidence as the Registrar or Transfer Agent may reasonably require.  In the case of a transfer of part only of a holding of Registered Notes represented by one Certificate, a new Certificate shall be issued to the transferee in respect of the part transferred and a further new Certificate in respect of the balance of the holding not transferred shall be issued to the transferor.  All transfers of Notes and entries on the Register will be made subject to the detailed regulations concerning transfers of Notes scheduled to the Agency Agreement.  The regulations scheduled to the Agency Agreement may be changed by the Issuer, with the prior written approval of the Registrar and the Noteholders.  A copy of the current regulations will be made available by the Registrar to any Noteholder upon request.  The rules and procedures of Euroclear are available on Euroclear’s website,www.euroclear.eu.

(c)
Exercise of Options or Partial Redemption in Respect of Registered Notes:  In the case of an exercise of an Issuer’s or Noteholders’ option in respect of part of, or a partial redemption of, a holding of Registered Notes represented by a single Certificate, a new Certificate shall be issued to the holder to reflect the exercise of such option or in respect of the balance of the holding not redeemed.  In the case of a partial exercise of an option resulting in Registered Notes of the same holding having different terms, separate Certificates shall be issued in respect of those Notes of that holding that have the same terms.  New Certificates shall only be issued against surrender of the existing Certificates to the Registrar or any Transfer Agent.  In the case of a transfer of Registered Notes to a person who is already a holder of Registered Notes, a new Certificate representing the enlarged holding shall only be issued against surrender of the Certificate representing the existing holding.

(d)
Delivery of New Certificates:  Each new Certificate to be issued pursuant to Conditions 2(b) or (c) shall be available for delivery within three business days of receipt of the form of transfer or Exercise Notice (as defined in Condition 6(e)) and surrender of the Certificate for exchange.  Delivery of the new Certificate(s) shall be made at the specified office of the Transfer Agent or of the Registrar (as the case may be) to whom delivery or surrender of such form of transfer, Exercise Notice or Certificate shall have been made or, at the option of the holder making such delivery or surrender as aforesaid and as specified in the form of transfer, Exercise Notice or otherwise in writing, be mailed by uninsured post at the risk of the holder entitled to the new Certificate to such address as may be so specified, unless such holder requests otherwise and pays in advance to the relevant Agent (as defined in the Agency Agreement) the costs of such other method of delivery and/or such insurance as it may specify.  In this Condition 2(d), “business day” means a day, other than a Saturday or Sunday, on which banks are open for business in the place of the specified office of the relevant Transfer Agent or the Registrar (as the case may be).

(e)
Transfer Free of Charge:  Transfers of Notes and Certificates on registration, transfer, partial redemption or exercise of an option shall be effected without charge by or on behalf of the Issuer, the Registrar or the Transfer Agents, but upon payment of any tax or other governmental charges that may be imposed in relation to it (or the giving of such indemnity as the Registrar or the relevant Transfer Agent may require).

(f)
Closed Periods:  No Noteholder may require the transfer of a Registered Note to be registered (i) during the period of 15 days before any date on which Notes may be called for redemption by the Issuer at its option pursuant to Condition 6(d), (ii) after any such Note has been called for redemption or (iii) during the period of seven days ending on (and including) any Record Date.

3	Guarantee and Status

(a)
Guarantee:  Subject to Condition 3(c) below, the Guarantor has unconditionally and irrevocably guaranteed the due payment of all sums expressed to be payable by the Issuer under the Notes and the Coupons relating to them.  Its obligations in that respect (the “Guarantee”) are contained in the Deed of Guarantee.

(b)
Status of Notes and Guarantee:  The Notes and the Coupons relating to them constitute (subject to Condition 4) unsecured obligations of the Issuer and shall at all times rank pari passu and without any preference among themselves.  The payment obligations of the Issuer under the Notes and the Coupons relating to them and of the Guarantor under the Guarantee shall, save for such exceptions as may be provided by applicable legislation and subject to Condition 4, at all times rank at least equally with all other unsecured and unsubordinated indebtedness and monetary obligations of the Issuer and the Guarantor, respectively, present and future.

(c)
Limitations:  Pursuant to the Deed of Guarantee, the obligations of the Guarantor shall be limited, if (and only if) required by the mandatory provisions of the Swedish Companies Act (Sw. Aktiebolagslagen (2005:551)) (the “Swedish Companies Act”) regulating unlawful distribution of assets and transfer of value (Chapter 17, Sections 1 to 4) (or its equivalent from time to time) and the liability of the Guarantor under the Deed of Guarantee will exist only to the extent permitted by the above mentioned provisions of the Swedish Companies Act.

4	Negative Pledge

So long as any Note or Coupon remains outstanding (as defined in the Agency Agreement) neither the Issuer nor the Guarantor will create, or have outstanding any mortgage, charge, lien, pledge or other security interest, upon the whole or any part of its present or future undertaking, assets or revenues to secure any Relevant Indebtedness or any guarantee or indemnity in respect of any Relevant Indebtedness without at the same time or prior thereto according to the Notes and the Coupons the benefit of the same security as is created or subsisting to secure any such Relevant Indebtedness, guarantee or indemnity or such other security as shall be approved by an Extraordinary Resolution (as defined in the Agency Agreement) of the Noteholders.

In this Condition, “Relevant Indebtedness” means any indebtedness which is in the form of, or represented or evidenced by, bonds, notes, debentures, loan stock or other securities which for the time being are, or are capable of being, quoted, listed or dealt in or traded on any stock exchange or over-the-counter or other securities market.

5	Interest and other Calculations

(a)
Interest on Fixed Rate Notes:  Each Fixed Rate Note bears interest on its outstanding nominal amount from and including the Interest Commencement Date at the rate per annum (expressed as a percentage) equal to the Rate of Interest, such interest being payable in arrear on each Interest Payment Date.  The amount of interest payable shall be determined in accordance with Condition 5(f).

(b)	Interest on Floating Rate Notes:

(i)
Interest Payment Dates:  Each Floating Rate Note bears interest on its outstanding nominal amount from and including the Interest Commencement Date at the rate per annum (expressed as a percentage) equal to the Rate of Interest, such interest being payable in arrear on each Interest Payment Date.  The amount of interest payable shall be determined in accordance with Condition 5(f).  Such Interest Payment Date(s) is/are either shown hereon as Specified Interest Payment Dates or, if no Specified Interest Payment Date(s) is/are shown hereon, Interest Payment Date shall mean each date which falls the number of months or other period shown hereon as the Interest Period after the preceding Interest Payment Date or, in the case of the first Interest Payment Date, after the Interest Commencement Date.

(ii)
Business Day Convention:  If any date referred to in these Conditions that is specified to be subject to adjustment in accordance with a Business Day Convention would otherwise fall on a day that is not a Business Day, then, if the Business Day Convention specified is (A) the Floating Rate Business Day Convention, such date shall be postponed to the next day that is a Business Day unless it would thereby fall into the next calendar month, in which event (x) such date shall be brought forward to the immediately preceding Business Day and (y) each subsequent such date shall be the last Business Day of the month in which such date would have fallen had it not been subject to adjustment, (B) the Following Business Day Convention, such date shall be postponed to the next day that is a Business Day, (C) the Modified Following Business Day Convention, such date shall be postponed to the next day that is a Business Day unless it would thereby fall into the next calendar month, in which event such date shall be brought forward to the immediately preceding Business Day or (D) the Preceding Business Day Convention, such date shall be brought forward to the immediately preceding Business Day.

(iii)
Rate of Interest:  The Rate of Interest in respect of Floating Rate Notes for each Interest Accrual Period shall be determined in the manner specified hereon and the provisions below relating to either ISDA Determination or Screen Rate Determination shall apply, depending upon which is specified hereon.

(A)	ISDA Determination

Where ISDA Determination is specified hereon as the manner in which the Rate of Interest is to be determined, the Rate of Interest for each Interest Accrual Period shall be determined by the Calculation Agent as a rate equal to the relevant ISDA Rate.  For the purposes of this sub-paragraph (A), “ISDA Rate” for an Interest Accrual Period means a rate equal to the Floating Rate that would be determined by the Calculation Agent under a Swap Transaction under the terms of an agreement incorporating the ISDA Definitions and under which:

(x)	the Floating Rate Option is as specified hereon

(y)	the Designated Maturity is a period specified hereon and

(z)	the relevant Reset Date is the first day of that Interest Accrual Period unless otherwise specified hereon.

For the purposes of this sub-paragraph (A), “Floating Rate”, “Calculation Agent”, “Floating Rate Option”, “Designated Maturity”, “Reset Date” and “Swap Transaction” have the meanings given to those terms in the ISDA Definitions.

(B)	Screen Rate Determination

(x)
Where Screen Rate Determination is specified hereon as the manner in which the Rate of Interest is to be determined, the Rate of Interest for each Interest Accrual Period will, subject as provided below, be either:

(1)	the offered quotation; or

(2)
the arithmetic mean of the offered quotations, (expressed as a percentage rate per annum) for the Reference Rate which appears or appear, as the case may be, on the Relevant Screen Page as at (i) 11.00 a.m. (London time in the case of LIBOR, Central European time in the case of EURIBOR, or Stockholm time in the case of STIBOR) or (ii) 12.00 noon (Oslo time) in the case of NIBOR on the Interest Determination Date in question as determined by the Calculation Agent.  If five or more of such offered quotations are available on the Relevant Screen Page, the highest (or, if there is more than one such highest quotation, one only of such quotations) and the lowest (or, if there is more than one such lowest quotation, one only of such quotations) shall be disregarded by the Calculation Agent for the purpose of determining the arithmetic mean of such offered quotations.

(y)
if the Relevant Screen Page is not available or, if sub-paragraph (x)(1) applies and no such offered quotation appears on the Relevant Screen Page, or, if subparagraph (x)(2) applies and fewer than three such offered quotations appear on the Relevant Screen Page, in each case as at the time specified above, subject as provided below, the Calculation Agent shall request, if the Reference Rate is (i) LIBOR, the principal London office of each of the Reference Banks; (ii) EURIBOR, the principal Euro-zone office of each of the Reference Banks; (iii) STIBOR, the principal Stockholm office of each of the Reference Banks, or (iv) NIBOR, the principal Oslo office of each of the Reference Banks, to provide the Calculation Agent with its offered quotation (expressed as a percentage rate per annum) for the Reference Rate if the Reference Rate is (A) LIBOR, at approximately 11.00 a.m. (London time); (B) EURIBOR, at approximately 11.00 a.m. (Central European time); (C) STIBOR, at approximately 11.00 a.m. (Stockholm time); or (D) NIBOR, as at approximately 12.00 noon (Oslo time) on the Interest Determination Date in question.  If two or more of the Reference Banks provide the Calculation Agent with such offered quotations, the Rate of Interest for such Interest Accrual Period shall be the arithmetic mean of such offered quotations as determined by the Calculation Agent; and

(z)
if paragraph (y) above applies and the Calculation Agent determines that fewer than two Reference Banks are providing offered quotations, subject as provided below, the Rate of Interest shall be the arithmetic mean of the rates per annum (expressed as a percentage) as communicated to (and at the request of) the Calculation Agent by the Reference Banks or any two or more of them, at which such banks were offered, if the Reference Rate is (i) LIBOR, at approximately 11.00 a.m. (London time); (ii) EURIBOR, at approximately 11.00 a.m. (Central European time); (iii) STIBOR, at approximately 11.00 a.m. (Stockholm time); or (iv) NIBOR, at approximately 12.00 noon (Oslo time) on the relevant Interest Determination Date, deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate by leading banks in, if the Reference Rate is (A) LIBOR, the London inter-bank market; (B) EURIBOR, the Euro-zone inter-bank market; (C) STIBOR, the Stockholm inter-bank market; or (D) NIBOR, the Norwegian inter-bank market, as the case may be, or, if fewer than two of the Reference Banks provide the Calculation Agent with such offered rates, the offered rate for deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate, or the arithmetic mean of the offered rates for deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate, at which, if the Reference Rate is (i) LIBOR, at approximately 11.00 a.m. (London time); (ii) EURIBOR, at approximately 11.00 a.m. (Central European time); (iii) STIBOR, at approximately 11.00 a.m. (Stockholm time); or (vi) NIBOR, at approximately 12.00 noon (Oslo time), on the relevant Interest Determination Date, any one or more banks (which bank or banks is or are in the opinion of the Issuer suitable for such purpose) informs the Calculation Agent it is quoting to leading banks in, if the Reference Rate is (A) LIBOR, the London inter-bank market; (B) EURIBOR, the Euro-zone inter-bank market; (C) STIBOR, the Stockholm inter-bank market; (D) if the Norwegian inter-bank market, as the case may be, provided that, if the Rate of Interest cannot be determined in accordance with the foregoing provisions of this paragraph, the Rate of Interest shall be determined as at the last preceding Interest Determination Date (though substituting, where a different Margin or Maximum or Minimum Rate of Interest is to be applied to the relevant Interest Accrual Period from that which applied to the last preceding Interest Accrual Period, the Margin or Maximum or Minimum Rate of Interest relating to the relevant Interest Accrual Period, in place of the Margin or Maximum or Minimum Rate of Interest relating to that last preceding Interest Accrual Period).

(C)	Linear Interpolation

Where Linear Interpolation is specified hereon as applicable in respect of an Interest Accrual Period, the Rate of Interest for such Interest Accrual Period shall be calculated by the Calculation Agent by straight line linear interpolation by reference to two rates based on the relevant Reference Rate (where Screen Rate Determination is specified hereon as applicable) or the relevant Floating Rate Option (where ISDA Determination is specified hereon as applicable), one of which shall be determined as if the Applicable Maturity were the period of time for which rates are available next shorter than the length of the relevant Interest Accrual Period and the other of which shall be determined as if the Applicable Maturity were the period of time for which rates are available next longer than the length of the relevant Interest Accrual Period provided however that if there is no rate available for the period of time next shorter or, as the case may be, next longer, then the Calculation Agent shall determine such rate at such time and by reference to such sources as it determines appropriate.

“Applicable Maturity” means:  (a) in relation to Screen Rate Determination, the period of time designated in the Reference Rate, and (b) in relation to ISDA Determination, the Designated Maturity.

(c)
Zero Coupon Notes:  Where a Note the Interest Basis of which is specified to be Zero Coupon is repayable prior to the Maturity Date and is not paid when due, the amount due and payable prior to the Maturity Date shall be the Early Redemption Amount of such Note.  As from the Maturity Date, the Rate of Interest for any overdue principal of such a Note shall be a rate per annum (expressed as a percentage) equal to the Amortisation Yield (as described in Condition 6(b)(i)).

(d)
Accrual of Interest:  Interest shall cease to accrue on each Note on the due date for redemption unless, upon due presentation, payment is improperly withheld or refused, in which event interest shall continue to accrue (both before and after judgment) at the Rate of Interest in the manner provided in this Condition 5 to but excluding the Relevant Date (as defined in Condition 8).

(e)	Margin, Maximum/Minimum Rates of Interest and Redemption Amounts and Rounding:

(i)
If any Margin is specified hereon (either (x) generally, or (y) in relation to one or more Interest Accrual Periods), an adjustment shall be made to all Rates of Interest, in the case of (x), or the Rates of Interest for the specified Interest Accrual Periods, in the case of (y), calculated in accordance with Condition 5(b) above by adding (if a positive number) or subtracting the absolute value (if a negative number) of such Margin subject always to the next paragraph

(ii)	If any Maximum or Minimum Rate of Interest or Redemption Amount is specified hereon, then any Rate of Interest or Redemption Amount shall be subject to such maximum or minimum, as the case may be

(iii)
For the purposes of any calculations required pursuant to these Conditions (unless otherwise specified), (x) all percentages resulting from such calculations shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with 0.000005 of a percentage point being rounded up), (y) all figures shall be rounded to seven significant figures (provided that if the eighth significant figure is a 5 or greater, the seventh significant figure shall be rounded up) and (z) all currency amounts that fall due and payable shall be rounded to the nearest unit of such currency (with half a unit being rounded up), save in the case of yen, which shall be rounded down to the nearest yen.  For these purposes “unit” means the lowest amount of such currency that is available as legal tender in the countries of such currency.

(f)
Calculations:  The amount of interest payable per Calculation Amount in respect of any Note for any Interest Accrual Period shall be equal to the product of the Rate of Interest, the Calculation Amount specified hereon, and the Day Count Fraction for such Interest Accrual Period, unless an Interest Amount (or a formula for its calculation) is applicable to such Interest Accrual Period, in which case the amount of interest payable per Calculation Amount in respect of such Note for such Interest Accrual Period shall equal such Interest Amount (or be calculated in accordance with such formula).  Where any Interest Period comprises two or more Interest Accrual Periods, the amount of interest payable per Calculation Amount in respect of such Interest Period shall be the sum of the Interest Amounts payable in respect of each of those Interest Accrual Periods.  In respect of any other period for which interest is required to be calculated, the provisions above shall apply save that the Day Count Fraction shall be for the period for which interest is required to be calculated.

(g)
Determination and Publication of Rates of Interest, Interest Amounts, Final Redemption Amounts, Early Redemption Amounts and Optional Redemption Amounts:  The Calculation Agent shall, as soon as practicable on such date as the Calculation Agent may be required to calculate any rate or amount, obtain any quotation or make any determination or calculation, determine such rate and calculate the Interest Amounts for the relevant Interest Accrual Period, calculate the Final Redemption Amount, Early Redemption Amount or Optional Redemption Amount, obtain such quotation or make such determination or calculation, as the case may be, and cause the Rate of Interest and the Interest Amounts for each Interest Accrual Period and the relevant Interest Payment Date and, if required to be calculated, the Final Redemption Amount, Early Redemption Amount or any Optional Redemption Amount to be notified to the Fiscal Agent, the Issuer, each of the Paying Agents, the Noteholders, any other Calculation Agent appointed in respect of the Notes that is to make a further calculation upon receipt of such information and, if the Notes are listed on a stock exchange and the rules of such exchange or other relevant authority so require, such exchange or other relevant authority as soon as possible after their determination but in no event later than (i) the commencement of the relevant Interest Period, if determined prior to such time, in the case of notification to such exchange of a Rate of Interest and Interest Amount, or (ii) in all other cases, the fourth Business Day after such determination.  Where any Interest Payment Date or Interest Period Date is subject to adjustment pursuant to Condition 5(b)(ii), the Interest Amounts and the Interest Payment Date so published may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of an extension or shortening of the Interest Period.  If the Notes become due and payable under Condition 10, the accrued interest and the Rate of Interest payable in respect of the Notes shall nevertheless continue to be calculated as previously in accordance with this Condition but no publication of the Rate of Interest or the Interest Amount so calculated need be made.  The determination of any rate or amount, the obtaining of each quotation and the making of each determination or calculation by the Calculation Agent(s) shall (in the absence of manifest error) be final and binding upon all parties.

(h)	Definitions: In these Conditions, unless the context otherwise requires, the following defined terms shall have the meanings set out below:

“Business Day” means:

(i)
in the case of a currency other than euro, a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments in the principal financial centre for such currency and/or

(ii)	in the case of euro, a day on which the TARGET System is operating (a “TARGET Business Day”) and/or

(iii)
in the case of a currency and/or one or more Business Centres, a day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle payments in such currency in the Business Centre(s) or, if no currency is indicated, generally in each of the Business Centres.

“Day Count Fraction” means, in respect of the calculation of an amount of interest on any Note for any period of time (from and including the first day of such period to but excluding the last) (whether or not constituting an Interest Period or an Interest Accrual Period, the “Calculation Period”):

(i)
if “Actual/Actual” or “Actual/Actual - ISDA” is specified hereon, the actual number of days in the Calculation Period divided by 365 (or, if any portion of that Calculation Period falls in a leap year, the sum of (A) the actual number of days in that portion of the Calculation Period falling in a leap year divided by 366 and (B) the actual number of days in that portion of the Calculation Period falling in a non-leap year divided by 365)

(ii)	if “Actual/365 (Fixed)” is specified hereon, the actual number of days in the Calculation Period divided by 365

(iii)	if “Actual/365 (Sterling)” is specified hereon, the actual number of days in the Calculation Period divided by 365 or, in the case of an Interest Payment Date falling in a leap year, 366

(iv)	if “Actual/360” is specified hereon, the actual number of days in the Calculation Period divided by 360

(v)	if “30/360”, “360/360” or “Bond Basis” is specified hereon, the number of days in the Calculation Period divided by 360, calculated on a formula basis as follows:

Day Count Fraction =	[360 x (Y2 - Y1)] + [30 x (M2 - M1)] + (D2 - D1)
360

where:

“Y1” is the year, expressed as a number, in which the first day of the Calculation Period falls;

“Y2” is the year, expressed as a number, in which the day immediately following the last day included in the Calculation Period falls;

“M1” is the calendar month, expressed as a number, in which the first day of the Calculation Period falls;

“M2” is the calendar month, expressed as a number, in which the day immediately following the last day included in the Calculation Period falls;

“D1” is the first calendar day, expressed as a number, of the Calculation Period, unless such number would be 31, in which case D1 will be 30; and

“D2” is the calendar day, expressed as a number, immediately following the last day included in the Calculation Period, unless such number would be 31 and D1 is greater than 29, in which case D2 will be 30

(vi)	if “30E/360” or “Eurobond Basis” is specified hereon, the number of days in the Calculation Period divided by 360, calculated on a formula basis as follows:

Day Count Fraction =	[360 x (Y2 - Y1)] + [30 x (M2 - M1)] + (D2 - D1)
360

where:

“Y1” is the year, expressed as a number, in which the first day of the Calculation Period falls;

“Y2” is the year, expressed as a number, in which the day immediately following the last day included in the Calculation Period falls;

“M1” is the calendar month, expressed as a number, in which the first day of the Calculation Period falls;

“M2” is the calendar month, expressed as a number, in which the day immediately following the last day included in the Calculation Period falls;

“D1” is the first calendar day, expressed as a number, of the Calculation Period, unless such number would be 31, in which case D1 will be 30; and

“D2” is the calendar day, expressed as a number, immediately following the last day included in the Calculation Period, unless such number would be 31, in which case D2 will be 30

(vii)	if “30E/360 (ISDA)” is specified hereon, the number of days in the Calculation Period divided by 360, calculated on a formula basis as follows:

Day Count Fraction =	[360 x (Y2 - Y1)] + [30 x (M2 - M1)] + (D2 - D1)
360

where:

“Y1” is the year, expressed as a number, in which the first day of the Calculation Period falls;

“Y2” is the year, expressed as a number, in which the day immediately following the last day included in the Calculation Period falls;

“M1” is the calendar month, expressed as a number, in which the first day of the Calculation Period falls;

“M2” is the calendar month, expressed as a number, in which the day immediately following the last day included in the Calculation Period falls;

“D1” is the first calendar day, expressed as a number, of the Calculation Period, unless (i) that day is the last day of February or (ii) such number would be 31, in which case D1 will be 30; and

“D2” is the calendar day, expressed as a number, immediately following the last day included in the Calculation Period, unless (i) that day is the last day of February but not the Maturity Date or (ii) such number would be 31, in which case D2 will be 30

(viii)	if “Actual/Actual-ICMA” is specified hereon,

if the Calculation Period is equal to or shorter than the Determination Period during which it falls, the number of days in the Calculation Period divided by the product of (x) the number of days in such Determination Period and (y) the number of Determination Periods normally ending in any year; and

if the Calculation Period is longer than one Determination Period, the sum of:

(x)
the number of days in such Calculation Period falling in the Determination Period in which it begins divided by the product of (1) the number of days in such Determination Period and (2) the number of Determination Periods normally ending in any year; and

(y)
the number of days in such Calculation Period falling in the next Determination Period divided by the product of (1) the number of days in such Determination Period and (2) the number of Determination Periods normally ending in any year where:

“Determination Period” means the period from and including a Determination Date in any year to but excluding the next Determination Date and

“Determination Date” means the date(s) specified as such hereon or, if none is so specified, the Interest Payment Date(s)

“EURIBOR” means the Euro-zone inter-bank offered rate

“Euro-zone” means the region comprised of member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended

“Interest Accrual Period” means the period beginning on and including the Interest Commencement Date and ending on but excluding the first Interest Period Date and each successive period beginning on and including an Interest Period Date and ending on but excluding the next succeeding Interest Period Date

“Interest Amount” means:

(i)
in respect of an Interest Accrual Period, the amount of interest payable per Calculation Amount for that Interest Accrual Period and which, in the case of Fixed Rate Notes, and unless otherwise specified hereon, shall mean the Fixed Coupon Amount or Broken Amount specified hereon as being payable on the Interest Payment Date ending the Interest Period of which such Interest Accrual Period forms part; and

(ii)	in respect of any other period, the amount of interest payable per Calculation Amount for that period

“Interest Commencement Date” means the Issue Date or such other date as may be specified hereon

“Interest Determination Date” means, with respect to a Rate of Interest and Interest Accrual Period, the date specified as such hereon or, if none is so specified, (i) the first day of such Interest Accrual Period if the Specified Currency is Sterling, (ii) the day falling two Business Days in London for the Specified Currency prior to the first day of such Interest Accrual Period if the Specified Currency is neither Sterling nor euro, provided that if STIBOR is used, the day falling two Stockholm Business Days prior to the first day of such Interest Accrual Period and if NIBOR is used, the day falling two Oslo Business Days prior to the first day of such Interest Accrual Period or (iii) the day falling two TARGET Business Days prior to the first day of such Interest Accrual Period if the Specified Currency is euro

“Interest Period” means the period beginning on and including the Interest Commencement Date and ending on but excluding the first Interest Payment Date and each successive period beginning on and including an Interest Payment Date and ending on but excluding the next succeeding Interest Payment Date unless otherwise specified thereon

“Interest Period Date” means each Interest Payment Date unless otherwise specified hereon

“ISDA Definitions” means the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., unless otherwise specified hereon

“LIBOR” means the London inter-bank offered rate

“NIBOR” means the Norwegian inter-bank offered rate

“Rate of Interest” means the rate of interest payable from time to time in respect of this Note and that is either specified or calculated in accordance with the provisions specified hereon

“Reference Banks” means, in the case of a determination of (a) LIBOR, the principal London office of four major banks in the London inter-bank market; (b) EURIBOR, the principal Euro-zone office of four major banks in the Euro-zone inter-bank market; (c) STIBOR, the principal Stockholm office of four major banks in the Stockholm inter-bank market; or (d) NIBOR, the principal Oslo office of four major banks in the Norwegian inter-bank market, in each case selected by the Calculation Agent

“Reference Rate” means the rate specified as such hereon

“Relevant Screen Page” means such page, section, caption, column or other part of a particular information service as may be specified hereon (or any successor or replacement page, section, option, column or other part of a particular information service)

“Specified Currency” means the currency specified as such hereon or, if none is specified, the currency in which the Notes are denominated

“STIBOR” means the Stockholm inter-bank offered rate

“TARGET System” means the Trans-European Automated Real-Time Gross Settlement Express Transfer (known as TARGET2) System which was launched on 19 November 2007 or any successor thereto.

(i)
Calculation Agent:  The Issuer shall procure that there shall at all times be one or more Calculation Agents if provision is made for them hereon and for so long as any Note is outstanding.  Where more than one Calculation Agent is appointed in respect of the Notes, references in these Conditions to the Calculation Agent shall be construed as each Calculation Agent performing its respective duties under the Conditions.  If the Calculation Agent is unable or unwilling to act as such or if the Calculation Agent fails duly to establish the Rate of Interest for an Interest Accrual Period or to calculate any Interest Amount, Final Redemption Amount, Early Redemption Amount or Optional Redemption Amount, as the case may be, or to comply with any other requirement, the Issuer shall appoint a leading financial institution engaged in the interbank market (or, if appropriate, money, swap or over-the-counter index options market) that is most closely connected with the calculation or determination to be made by the Calculation Agent (acting through its principal London office or any other office actively involved in such market) to act as such in its place.  The Calculation Agent may not resign its duties without a successor having been appointed as aforesaid.

6	Redemption, Purchase and Options

(a)	Final Redemption:

Unless previously redeemed, purchased and cancelled as provided below, each Note shall be finally redeemed on the Maturity Date specified hereon at its Final Redemption Amount (which, unless otherwise provided, is its nominal amount).

(b)	Early Redemption:

(i)	Zero Coupon Notes:

(A)
The Early Redemption Amount payable in respect of any Zero Coupon Note, upon redemption of such Note pursuant to Condition 6(c), Condition 6(d) or Condition 6(e) or upon it becoming due and payable as provided in Condition 10 shall be the Amortised Face Amount (calculated as provided below) of such Note unless otherwise specified hereon.

(B)
Subject to the provisions of sub-paragraph (C) below, the Amortised Face Amount of any such Note shall be the scheduled Final Redemption Amount of such Note on the Maturity Date discounted at a rate per annum (expressed as a percentage) equal to the Amortisation Yield (which, if none is shown hereon, shall be such rate as would produce an Amortised Face Amount equal to the issue price of the Notes if they were discounted back to their issue price on the Issue Date) compounded annually.

(C)
If the Early Redemption Amount payable in respect of any such Note upon its redemption pursuant to Condition 6(c), Condition 6(d) or Condition 6(e) or upon it becoming due and payable as provided in Condition 10 is not paid when due, the Early Redemption Amount due and payable in respect of such Note shall be the Amortised Face Amount of such Note as defined in sub-paragraph (B) above, except that such subparagraph shall have effect as though the date on which the Note becomes due and payable were the Relevant Date.  The calculation of the Amortised Face Amount in accordance with this sub-paragraph shall continue to be made (both before and after judgment) until the Relevant Date, unless the Relevant Date falls on or after the Maturity Date, in which case the amount due and payable shall be the scheduled Final Redemption Amount of such Note on the Maturity Date together with any interest that may accrue in accordance with Condition 5(c).

Where such calculation is to be made for a period of less than one year, it shall be made on the basis of the Day Count Fraction shown hereon.

(ii)
Other Notes:  The Early Redemption Amount payable in respect of any Note (other than Notes described in paragraph (i) above), upon redemption of such Note pursuant to Condition 6(c), Condition 6(d) or Condition 6(e) or upon it becoming due and payable as provided in Condition 10, shall be the Final Redemption Amount unless otherwise specified hereon.

(c)
Redemption for Taxation Reasons:  The Notes may be redeemed at the option of the Issuer in whole, but not in part, on any Interest Payment Date (if this Note is a Floating Rate Note) or, at any time, (if this Note is not a Floating Rate Note), on giving not less than 30 nor more than 60 days’ notice to the Noteholders (which notice shall be irrevocable), at their Early Redemption Amount (as described in Condition 6(b)) (together with interest accrued to the date fixed for redemption), if (i) the Issuer (or, if the Guarantee were called, the Guarantor) has or will become obliged to pay additional amounts as provided or referred to in Condition 8 as a result of any change in, or amendment to, the laws or regulations of the Kingdom of Sweden or any political subdivision or any authority thereof or therein having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the date on which agreement is reached to issue the first Tranche of the Notes and (ii) such obligation cannot be avoided by the Issuer (or the Guarantor, as the case may be) taking reasonable measures available to it, provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer (or the Guarantor, as the case may be) would be obliged to pay such additional amounts were a payment in respect of the Notes (or the Guarantee, as the case may be) then due.  Prior to the publication of any notice of redemption pursuant to this Condition 6(c), the Issuer shall deliver to the Fiscal Agent a certificate signed by two duly authorised officers of the Issuer (or the Guarantor, as the case may be) stating that the Issuer (or the Guarantor, as the case may be) is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred and an opinion of independent legal advisers of recognised standing to the effect that the Issuer (or the Guarantor, as the case may be) has or will become obliged to pay such additional amounts as a result of such change or amendment.

(d)
Redemption at the Option of the Issuer:  If Call Option is specified hereon, the Issuer may, on giving not less than 15 nor more than 30 days’ irrevocable notice to the Noteholders (or such other notice period as may be specified hereon) redeem, all or, if so provided, some, of the Notes on any Optional Redemption Date.  Any such redemption of Notes shall be at their Optional Redemption Amount specified hereon (which may be the Early Redemption Amount (as described in Condition 6(b) above)) together with interest accrued to the date fixed for redemption.  Any such redemption must relate to Notes of a nominal amount at least equal to the Minimum Redemption Amount to be redeemed specified hereon and no greater than the Maximum Redemption Amount to be redeemed specified hereon.

All Notes in respect of which any such notice is given shall be redeemed on the date specified in such notice in accordance with this Condition.

In the case of a partial redemption the notice to Noteholders shall also contain the certificate numbers of the Bearer Notes, or in the case of Registered Notes shall specify the nominal amount of Registered Notes drawn and the holder(s) of such Registered Notes, which shall have been drawn in such place and in such manner as may be fair and reasonable in the circumstances, taking account of prevailing market practices, subject to compliance with any applicable laws and stock exchange or other relevant authority requirements.

(e)
Redemption at the Option of Noteholders:  If Put Option is specified hereon, the Issuer shall, at the option of the holder of any Note, upon the holder of such Note giving not less than 15 nor more than 30 days’ notice to the Issuer (or such other notice period as may be specified hereon) redeem such Note on the Optional Redemption Date(s) at its Optional Redemption Amount specified hereon (which may be the Early Redemption Amount (as described in Condition 6(b) above)), together (where applicable) with interest accrued to the date fixed for redemption.

To exercise such option the holder must deposit (in the case of Bearer Notes) such Note (together with all unmatured Coupons and unexchanged Talons) with any Paying Agent or (in the case of Registered Notes) the Certificate representing such Note(s) with the Registrar or any Transfer Agent at its specified office, together with a duly completed option exercise notice (“Exercise Notice”) in the form obtainable from any Paying Agent, the Registrar or any Transfer Agent (as applicable) within the notice period.  No Note or Certificate so deposited and option exercised may be withdrawn (except as provided in the Agency Agreement) without the prior consent of the Issuer.

(f)
Redemption at the Option of Noteholders upon a Change of Control:  If Change of Control Put Event is specified hereon and a Change of Control Put Event occurs, the holder of any such Note will have the option (a “Change of Control Put Option”) (unless prior to the giving of the relevant Change of Control Put Event Notice (as defined below) the Issuer has given notice of redemption under Condition 6(c) or 6(d) above) to require the Issuer to redeem that Note on the Change of Control Put Date (as defined below) at its principal amount together with interest accrued to (but excluding) the Change of Control Put Date.

A “Change of Control Put Event” will be deemed to occur if:

(i)
any person or group of persons acting in concert (as defined below), other than a Stenbeck Party or any group of persons acting in concert which group includes a Stenbeck Party, in each case either directly or indirectly, shall acquire ownership of, or otherwise control, one or more classes of the shares in the capital of the Issuer carrying in aggregate more than 50 per cent. of the voting rights normally exercisable at a general meeting of the Issuer (the “Change of Control”); and

(ii)
on the date (the “Relevant Announcement Date”) that is the earlier of (1) the date of the first public announcement of the relevant Change of Control and (2) the date of the earliest Relevant Potential Change of Control Announcement (if any), the Notes carry:

(A)
an investment grade credit rating (Baa3/BBB-, or their respective equivalents, or better), from any Rating Agency whether provided by such Rating Agency at the invitation of the Issuer or by its own volition and such rating is, within the Change of Control Period, either downgraded to a non-investment grade credit rating (Ba1/BB+, or their respective equivalents, or worse) (a “Non-Investment Grade Rating”) or withdrawn and is not, within the Change of Control Period, subsequently (in the case of a downgrade) upgraded to an investment grade credit rating by such Rating Agency; or

(B)
a Non-Investment Grade Rating from any Rating Agency whether provided by such Rating Agency at the invitation of the Issuer or by its own volition and such rating is, within the Change of Control Period, either downgraded by one or more rating categories (from Baa1 to Baa2 being or such similar lowering) or withdrawn and is not, within the Change of Control Period, subsequently (in the case of a downgrade) upgraded to its earlier credit rating or better by such Rating Agency; or

(C)	no credit rating and a Negative Rating Event also occurs within the Change of Control Period,

provided that if at the time of the occurrence of the Change of Control the Notes carry a credit rating from more than one Rating Agency, at least one of which is investment grade, then sub-paragraph (A) will apply; and

(iii)
in making any decision to downgrade or withdraw a credit rating pursuant to paragraphs (A) and (B) above or not to award a credit rating of at least investment grade as described in paragraph (ii) of the definition of Negative Rating Event, the relevant Rating Agency announces publicly or confirms in writing to the Issuer that such decision(s) resulted, in whole or in part, from the occurrence of the Change of Control or the Relevant Potential Change of Control Announcement.

Further, if at the time of the occurrence of the Change of Control the Notes carry a Non-Investment Grade Rating or no credit rating, a Change of Control Put Event will be deemed to occur upon the occurrence of a Change of Control alone.

Promptly upon the Issuer becoming aware that a Change of Control Put Event has occurred the Issuer shall give notice (a “Change of Control Put Event Notice”) to the Noteholders in accordance with Condition 14 giving details of the relevant Change of Control Put Event and the procedure for exercising the Change of Control Put Option.

To exercise the Change of Control Put Option, the holder of a Bearer Note must deliver such Note to the specified office of any Paying Agent at any time during normal business hours of such Paying Agent falling within the period (the “Change of Control Put Period”) of 30 days after a Change of Control Put Event Notice is given, accompanied by a duly signed and completed notice of exercise in the form (for the time being current) obtainable from the specified office of any Paying Agent (a “Change of Control Put Notice”).  The Note should be delivered together (if applicable) with all Coupons appertaining thereto maturing after the date which is seven days after the expiration of the Change of Control Put Period (the “Change of Control Put Date”), failing which the Paying Agent will require payment from or on behalf of the Noteholder of an amount equal to the face value of any missing such Coupon.  Any amount so paid will be reimbursed to the Noteholder against presentation and surrender of the relevant missing Coupon (or any replacement therefor issued pursuant to Condition 12) at any time after such payment, but before the expiry of the period of five years from the Relevant Date, but not thereafter.  The Paying Agent to which such Note and Change of Control Put Notice are delivered will issue to the Noteholder concerned a non-transferable receipt in respect of the Note so delivered.  Payment in respect of any Note so delivered will be made, if the holder duly specified a bank account in the Change of Control Put Notice to which payment is to be made, on the Change of Control Put Date by transfer to that bank account and, in every other case, on or after the Change of Control Put Date against presentation and surrender or (as the case may be) endorsement of such receipt at the specified office of any Paying Agent.  A Change of Control Put Notice, once given, shall be irrevocable.

To exercise the Change of Control Put Option, the holder of a Registered Note must deposit the Certificate evidencing such Note with the Registrar or any Transfer Agent at its specified office, together with a duly signed and completed Change of Control Put Notice obtainable from the Registrar or any Transfer Agent within the Change of Control Put Period.  No Certificate so deposited and option so exercised may be withdrawn without the prior consent of the Issuer.  Payment in respect of any Certificate so deposited will be made, if the holder duly specified a bank account in the Change of Control Put Notice to which payment is to be made, on the Change of Control Put Date by transfer to that bank account and, in every other case, by cheque drawn on a Bank and mailed to the holder (or to the first named of joint holders) of such Note at its address appearing in the Register.

The Issuer shall redeem the relevant Notes on the Change of Control Put Date unless previously redeemed and cancelled.

If 85 per cent. or more in principal amount of the Notes then outstanding have been redeemed pursuant to this Condition 6(f), the Issuer may, on giving not less than 30 nor more than 60 days’ notice to the Noteholders (such notice being given within 30 days after the Change of Control Put Date), redeem all but not some only of the remaining outstanding Notes at their principal amount, together with interest accrued to (but excluding) the date fixed for such redemption.

If the rating designations employed by any of Moody’s, S&P or Fitch are changed from those which are described in paragraph (ii) of the definition of “Change of Control Put Event” above, or if a rating is procured from a Substitute Rating Agency, the Issuer shall determine, the rating designations of Moody’s, S&P or Fitch or such Substitute Rating Agency (as appropriate) as are most equivalent to the prior rating designations of Moody’s, S&P or Fitch and this Condition 6(f) shall be construed accordingly.

In this Condition 6(f):

“acting in concert” means a group of persons who, pursuant to an agreement or understanding (whether formal or informal) actively co-operate, through the acquisition of shares in the Issuer, to obtain control of the Issuer;

“Change of Control Period” means the period commencing on the Relevant Announcement Date and ending 90 days after the Change of Control (or such longer period for which the Notes are under consideration (such consideration having been announced publicly within the period ending 90 days after the Change of Control) for rating review or, as the case may be, rating by a Rating Agency, such period not to exceed 60 days after the public announcement of such consideration);

a “Negative Rating Event” shall be deemed to have occurred if at such time as there is no rating assigned to the Notes by a Rating Agency (i) the Issuer does not, either prior to, or not later than 21 days after, the occurrence of the Change of Control seek, and thereafter throughout the Change of Control Period use all reasonable endeavours to obtain, a rating of the Notes, or any other unsecured and unsubordinated debt of the Issuer or (ii) if the Issuer does so seek and use such endeavours, it is unable to obtain such a rating of at least investment grade by the end of the Change of Control Period;

“Rating Agency” means Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies Inc. (“S&P”) or Fitch Ratings Limited (“Fitch”) or any of their respective successors or any rating agency (a “Substitute Rating Agency”) substituted for any of them by the Issuer from time to time;

“Relevant Potential Change of Control Announcement” means any public announcement or statement by the Issuer, any actual or potential bidder or any adviser acting on behalf of any actual or potential bidder relating to any potential Change of Control where within 180 days following the date of such announcement or statement, a Change of Control occurs; and

“Stenbeck Party” means the estate of Mr. Jan Stenbeck or any of his siblings, uncles, aunts, children, grandchildren or remoter issue or any spouse of any of the foregoing persons or the executors, trustees or other legal representatives of the estate or any assets of any of the foregoing persons; including, for the avoidance of doubt, Investment AB Kinnevik (publ) or any of its subsidiaries and/or companies, trusts or other legal entities controlled (in relation to any such company, by way of capital and/or voting power) by one or more Stenbeck Parties.

(g)
Purchases:  The Issuer and its Subsidiaries may at any time purchase Notes (provided that all unmatured Coupons and unexchanged Talons relating thereto are attached thereto or surrendered therewith) in the open market or otherwise at any price.

In these Conditions “Subsidiary” means any entity whose financial statements at any time are required by law or in accordance with generally accepted accounting principles to be fully consolidated with those of the Issuer.

(h)
Cancellation:  All Notes purchased by or on behalf of the Issuer or any of its Subsidiaries may be surrendered for cancellation, in the case of Bearer Notes, by surrendering each such Note together with all unmatured Coupons and all unexchanged Talons to the Fiscal Agent and, in the case of Registered Notes, by surrendering the Certificate representing such Notes to the Registrar and, in each case, if so surrendered, shall, together with all Notes redeemed by the Issuer, be cancelled forthwith (together with all unmatured Coupons and unexchanged Talons attached thereto or surrendered therewith).  Any Notes so surrendered for cancellation may not be reissued or resold and the obligations of the Issuer and the Guarantor in respect of any such Notes shall be discharged.

7	Payments and Talons

(a)
Bearer Notes:  Payments of principal and interest in respect of Bearer Notes shall, subject as mentioned below, be made against presentation and surrender of the relevant Notes (in the case of all payments of principal and, in the case of interest, as specified in Condition 7(f)(v)) or Coupons (in the case of interest, save as specified in Condition 7(f)(v)), as the case may be, at the specified office of any Paying Agent outside the United States by a cheque payable in the relevant currency drawn on, or, at the option of the holder, by transfer to an account denominated in such currency with, a Bank. “Bank” means a bank in the principal financial centre for such currency or, in the case of euro, in a city in which banks have access to the TARGET System.

(b)	Registered Notes:

(i)
Payments of principal in respect of Registered Notes shall be made against presentation and surrender of the relevant Certificates at the specified office of any of the Transfer Agents or of the Registrar and in the manner provided in paragraph (ii) below.

(ii)
Interest on Registered Notes shall be paid to the person shown on the Register at the close of business on the fifteenth day before the due date for payment thereof (the “Record Date”).  Payments of interest on each Registered Note shall be made in the relevant currency by cheque drawn on a Bank and mailed to the holder (or to the first-named of joint holders) of such Note at its address appearing in the Register.  Upon application by the holder to the specified office of the Registrar or any Transfer Agent before the Record Date, such payment of interest may be made by transfer to an account in the relevant currency maintained by the payee with a Bank.

(c)
Payments in the United States:  Notwithstanding the foregoing, if any Bearer Notes are denominated in U.S. dollars, payments in respect thereof may be made at the specified office of any Paying Agent in New York City in the same manner as aforesaid if (i) the Issuer shall have appointed one or more Paying Agents with specified offices outside the United States with the reasonable expectation that such Paying Agent(s) would be able to make payment of the amounts on the Notes in the manner provided above when due, (ii) payment in full of such amounts at all such offices is illegal or effectively precluded by exchange controls or other similar restrictions on payment or receipt of such amounts and (iii) such payment is then permitted by United States law, without involving, in the opinion of the Issuer, any adverse tax consequence to the Issuer.

(d)
Payments Subject to Laws:  All payments are subject in all cases to (i) any applicable laws, regulations and directives in the place of payment, but without prejudice to the provisions of Condition 8, and (ii) any withholding or deduction required pursuant to an agreement described in Section 1471(b) of the Code or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations or agreements thereunder, any official interpretations thereof, or (without prejudice to the provisions of Condition 8) any law implementing an intergovernmental approach thereto.  No commission or expenses shall be charged to the Noteholders or Couponholders in respect of any payments.

(e)
Appointment of Agents:  The Fiscal Agent, the Paying Agents, the Registrar, the Transfer Agents and the Calculation Agent initially appointed by the Issuer and the Guarantor and their respective specified offices are listed below.  The Fiscal Agent, the Paying Agents, the Registrar, Transfer Agents and the Calculation Agent(s) act solely as agents of the Issuer and the Guarantor and do not assume any obligation or relationship of agency or trust for or with any Noteholder or Couponholder.  The Issuer and the Guarantor reserve the right at any time to vary or terminate the appointment of the Fiscal Agent, any other Paying Agent, the Registrar, any Transfer Agent or the Calculation Agent(s) and to appoint additional or other Paying Agents or Transfer Agents provided that the Issuer shall at all times maintain (i) a Fiscal Agent, (ii) a Registrar in relation to Registered Notes, (iii) a Transfer Agent in relation to Registered Notes, (iv) one or more Calculation Agent(s) where the Conditions so require, (v) Paying Agents having specified offices in at least two major European cities and (vi) such other agents as may be required by any other stock exchange on which the Notes may be listed.

In addition, the Issuer and the Guarantor shall forthwith appoint a Paying Agent in New York City in respect of any Bearer Notes denominated in U.S. dollars in the circumstances described in Condition 7(c).

Notice of any such change or any change of any specified office shall promptly be given to the Noteholders.

(f)	Unmatured Coupons and unexchanged Talons:

(i)
Upon the due date for redemption of Bearer Notes which comprise Fixed Rate Notes, those Notes should be surrendered for payment together with all unmatured Coupons (if any) relating thereto, failing which an amount equal to the face value of each missing unmatured Coupon (or, in the case of payment not being made in full, that proportion of the amount of such missing unmatured Coupon that the sum of principal so paid bears to the total principal due) shall be deducted from the Final Redemption Amount, Early Redemption Amount or Optional Redemption Amount, as the case may be, due for payment.  Any amount so deducted shall be paid in the manner mentioned above against surrender of such missing Coupon within a period of 10 years from the Relevant Date for the payment of such principal (whether or not such Coupon has become void pursuant to Condition 9).

(ii)
Upon the due date for redemption of any Bearer Note comprising a Floating Rate Note, unmatured Coupons relating to such Note (whether or not attached) shall become void and no payment shall be made in respect of them.

(iii)	Upon the due date for redemption of any Bearer Note, any unexchanged Talon relating to such Note (whether or not attached) shall become void and no Coupon shall be delivered in respect of such Talon.

(iv)
Where any Bearer Note that provides that the relative unmatured Coupons are to become void upon the due date for redemption of those Notes is presented for redemption without all unmatured Coupons, and where any Bearer Note is presented for redemption without any unexchanged Talon relating to it, redemption shall be made only against the provision of such indemnity as the Issuer may require.

(v)
If the due date for redemption of any Note is not a due date for payment of interest, interest accrued from the preceding due date for payment of interest or the Interest Commencement Date, as the case may be, shall only be payable against presentation (and surrender if appropriate) of the relevant Bearer Note or Certificate representing it, as the case may be.  Interest accrued on a Note that only bears interest after its Maturity Date shall be payable on redemption of such Note against presentation of the relevant Note or Certificate representing it, as the case may be.

(g)
Talons:  On or after the Interest Payment Date for the final Coupon forming part of a Coupon sheet issued in respect of any Bearer Note, the Talon forming part of such Coupon sheet may be surrendered at the specified office of the Fiscal Agent in exchange for a further Coupon sheet (and, if necessary, another Talon for a further Coupon sheet) (but excluding any Coupons that may have become void pursuant to Condition 9).

(h)
Non-Business Days:  If any date for payment in respect of any Note or Coupon is not a business day, the holder shall not be entitled to payment until the next following business day nor to any interest or other sum in respect of such postponed payment.  In this paragraph, “business day” means a day (other than a Saturday or a Sunday) on which banks and foreign exchange markets are open for business in the relevant place of presentation, in such jurisdictions as shall be specified as “Financial Centres” hereon and:

(i)
(in the case of a payment in a currency other than euro) where payment is to be made by transfer to an account maintained with a bank in the relevant currency, on which foreign exchange transactions may be carried on in the relevant currency in the principal financial centre of the country of such currency or

(ii)	(in the case of a payment in euro) which is a TARGET Business Day.

8	Taxation

All payments of principal and interest by or on behalf of the Issuer or the Guarantor in respect of the Notes and the Coupons or under the Guarantee shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the Kingdom of Sweden or any political subdivision or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law.  In that event, the Issuer (or the Guarantor, as the case may be) shall pay such additional amounts as shall result in receipt by the Noteholders and the Couponholders of such amounts as would have been received by them had no such withholding or deduction been required, except that no such additional amounts shall be payable with respect to any Note or Coupon:

(a)
Other connection:  to, or to a third party on behalf of, a holder who is liable to such taxes, duties, assessments or governmental charges in respect of such Note or Coupon by reason of his having some connection with the Kingdom of Sweden other than the mere holding of the Note or Coupon or

(b)
Presentation more than 30 days after the Relevant Date:  presented (or in respect of which the Certificate representing it is presented) for payment more than 30 days after the Relevant Date except to the extent that the holder of it would have been entitled to such additional amounts on presenting it for payment on the thirtieth such day.

As used in these Conditions (and save as provided in Condition 9), “Relevant Date” in respect of any Note or Coupon means the date on which payment in respect of it first becomes due or (if any amount of the money payable is improperly withheld or refused) the date on which payment in full of the amount outstanding is made or (if earlier) the date seven days after that on which notice is duly given to the Noteholders that, upon further presentation of the Note (or relative Certificate) or Coupon being made in accordance with the Conditions, such payment will be made, provided that payment is in fact made upon such presentation.  References in these Conditions to (i) “principal” shall be deemed to include any premium payable in respect of the Notes, Final Redemption Amounts, Early Redemption Amounts, Optional Redemption Amounts, Amortised Face Amounts and all other amounts in the nature of principal payable pursuant to Condition 6 or any amendment or supplement to it, (ii) “interest” shall be deemed to include all Interest Amounts and all other amounts payable pursuant to Condition 5 or any amendment or supplement to it and (iii) “principal” or “interest” shall be deemed to include any additional amounts that may be payable under this Condition.

9          Prescription

Claims against the Issuer and/or the Guarantor for payment in respect of the Notes and Coupons (which for this purpose shall not include Talons) shall be prescribed and become void unless made within 10 years (in the case of principal) or five years (in the case of interest) from the applicable Relevant Date in respect of them.

10          Events of Default

If any of the following events (“Events of Default”) occurs, the holder of any Note may give written notice to the Fiscal Agent at its specified office that such Note is immediately repayable, whereupon the Early Redemption Amount of such Note together (if applicable) with accrued interest to the date of payment shall become immediately due and payable:

(a)	Non-Payment: default is made for more than 14 days in the payment on the due date of interest or principal in respect of any Note or

(b)
Breach of Other Obligations:  the Issuer or the Guarantor does not perform or comply with any one or more of its other obligations in respect of the Notes which default is incapable of remedy or is not remedied within 30 days after written notice of such default shall have been given to the Fiscal Agent at its specified office by any Noteholder or

(c)
Cross-Default:  (A) any other Indebtedness for Borrowed Money of the Issuer or the Guarantor becomes due and payable prior to its stated maturity by reason of any actual or potential default, event of default or the like (howsoever described), or (B) any such Indebtedness for Borrowed Money is not paid when due or, as the case may be, within any originally applicable grace period, or (C) the Issuer or the Guarantor fails to pay when due any amount payable by it under any present or future guarantee for, or indemnity in respect of, any Indebtedness for Borrowed Money provided that the aggregate amount of the relevant Indebtedness for Borrowed Money, guarantees and indemnities in respect of which one or more of the events mentioned above in this paragraph (c) have occurred equals or exceeds the higher of SEK400,000,000 or Euro40,000,000 or its equivalent (on the basis of the middle spot rate for the relevant currency against the euro as quoted by any leading bank on the day on which this paragraph operates) or

(d)
Enforcement Proceedings:  a distress, attachment, execution or other legal process is levied, enforced or sued out on or against any part of the property, assets or revenues of the Issuer or the Guarantor and is not discharged or stayed within 60 days or

(e)
Security Enforced:  any mortgage, charge, pledge, lien or other encumbrance, present or future with respect to all or substantially all of the assets of the Issuer or the Guarantor becomes enforceable and any step is taken to enforce it (including the taking of possession or the appointment of a receiver, administrative receiver, administrator manager or other similar person) and is not discharged within 60 days or

(f)
Insolvency:  the Issuer or the Guarantor is (or is, or could be, deemed by law or a court to be) insolvent or bankrupt or unable to pay its debts, stops, suspends or threatens to stop or suspend payment of all or a material part of its debts, proposes or makes a general assignment or an arrangement or composition with or for the benefit of the relevant creditors in respect of any of such debts or a moratorium is agreed or declared or comes into effect in respect of or affecting all or any part of (or of a particular type of) the debts of the Issuer or the Guarantor or

(g)
Winding-up:  an administrator is appointed, an order is made or an effective resolution passed for the winding-up or dissolution or administration of the Issuer or the Guarantor, or the Issuer or the Guarantor shall apply or petition for a winding-up or administration order in respect of itself or ceases or through an official action of its board of directors threaten to cease to carry on all or substantially all of its business or operations, in each case except for the purpose of and followed by a reconstruction, amalgamation, reorganisation, merger or consolidation on terms approved by an Extraordinary Resolution of the Noteholders or

(h)
Authorisation and Consents:  any action, condition or thing (including the obtaining or effecting of any necessary consent, approval, authorisation, exemption, filing, licence, order, recording or registration) at any time required to be taken, fulfilled or done in order (i) to enable the Issuer lawfully to enter into, exercise its rights and perform and comply with its obligations under the Notes, (ii) to ensure that those obligations are legally binding and enforceable and (iii) to make the Notes admissible in evidence in the courts of England is not taken, fulfilled or done or

(i)	Illegality: it is or will become unlawful for the Issuer to perform or comply with any one or more of its obligations under any of the Notes or

(j)	Guarantee: the Guarantee is not or ceases to be (or is claimed by the Guarantor not to be) in full force and effect or

(k)	Analogous Events: any event occurs that under the laws of any relevant jurisdiction has an analogous effect to any of the events referred to in any of the foregoing paragraphs.

In these Conditions, “Indebtedness for Borrowed Money” means any present or future indebtedness (whether being principal, premium, interest or other amounts) for or in respect of (i) money borrowed or (ii) liabilities under or in respect of any acceptance or acceptance credit.

11	Meeting of Noteholders and Modifications

(a)
Meetings of Noteholders:  The Agency Agreement contains provisions for convening meetings of Noteholders to consider any matter affecting their interests, including the sanctioning by Extraordinary Resolution (as defined in the Agency Agreement) of a modification of any of these Conditions.  Such a meeting may be convened by Noteholders holding not less than 10 per cent. in nominal amount of the Notes for the time being outstanding.  The quorum for any meeting convened to consider an Extraordinary Resolution shall be two or more persons holding or representing a clear majority in nominal amount of the Notes for the time being outstanding, or at any adjourned meeting two or more persons being or representing Noteholders whatever the nominal amount of the Notes held or represented, unless the business of such meeting includes consideration of proposals, inter alia, (i) to amend the dates of maturity or redemption of the Notes or any date for payment of interest or Interest Amounts on the Notes, (ii) to reduce or cancel the nominal amount of, or any premium payable on redemption of, the Notes, (iii) to reduce the rate or rates of interest in respect of the Notes or to vary the method or basis of calculating the rate or rates or amount of interest or the basis for calculating any Interest Amount in respect of the Notes, (iv) if a Minimum and/or a Maximum Rate of Interest or Redemption Amount is shown hereon, to reduce any such Minimum and/or Maximum, (v) to vary any method of, or basis for, calculating the Final Redemption Amount, the Early Redemption Amount or the Optional Redemption Amount, including the method of calculating the Amortised Face Amount, (vi) to vary the currency or currencies of payment or denomination of the Notes, (vii) to modify the provisions concerning the quorum required at any meeting of Noteholders or the majority required to pass the Extraordinary Resolution or (viii) to modify or cancel the Guarantee, in which case the necessary quorum shall be two or more persons holding or representing not less than 75 per cent. or at any adjourned meeting not less than 25 per cent. in nominal amount of the Notes for the time being outstanding.  Any Extraordinary Resolution duly passed shall be binding on Noteholders (whether or not they were present at the meeting at which such resolution was passed) and on all Couponholders.

The Agency Agreement provides that a resolution in writing signed by or on behalf of the holders of not less than 75 per cent. in nominal amount of the Notes outstanding shall for all purposes be as valid and effective as an Extraordinary Resolution passed at a meeting of Noteholders duly convened and held.  Such a resolution in writing may be contained in one document or several documents in the same form, each signed by or on behalf of one or more Noteholders.

(b)
Modification of Agency Agreement:  The Issuer and the Guarantor shall only permit any modification of, or any waiver or authorisation of any breach or proposed breach of or any failure to comply with, the Agency Agreement, if to do so could not reasonably be expected to be prejudicial to the interests of the Noteholders.

12	Replacement of Notes, Certificates, Coupons and Talons

If a Note, Certificate, Coupon or Talon is lost, stolen, mutilated, defaced or destroyed, it may be replaced, subject to applicable laws, regulations and stock exchange or other relevant authority regulations, at the specified office of the Paying Agent in Luxembourg (in the case of Bearer Notes, Coupons or Talons) and of the Registrar (in the case of Certificates) or such other Paying Agent or Transfer Agent, as the case may be, as may from time to time be designated by the Issuer for the purpose and notice of whose designation is given to Noteholders, in each case on payment by the claimant of the fees and costs incurred in connection therewith and on such terms as to evidence, security and indemnity (which may provide, inter alia, that if the allegedly lost, stolen or destroyed Note, Certificate, Coupon or Talon is subsequently presented for payment or, as the case may be, for exchange for further Coupons, there shall be paid to the Issuer on demand the amount payable by the Issuer in respect of such Notes, Certificates, Coupons or further Coupons) and otherwise as the Issuer may require.  Mutilated or defaced Notes, Certificates, Coupons or Talons must be surrendered before replacements will be issued.

13	Further Issues

The Issuer may from time to time without the consent of the Noteholders or Couponholders create and issue further notes having the same terms and conditions as the Notes (so that, for the avoidance of doubt, references in these Conditions to “Issue Date” shall be to the first issue date of the Notes) and so that the same shall be consolidated and form a single series with such Notes, and references in these Conditions to “Notes” shall be construed accordingly.

14	Notices

Notices to the holders of Registered Notes shall be mailed to them at their respective addresses in the Register and deemed to have been given on the fourth weekday (being a day other than a Saturday or a Sunday) after the date of mailing.  Notices to the holders of Bearer Notes shall be valid if published in a daily newspaper of general circulation in London (which is expected to be the Financial Times).  So long as the Notes are listed on the Luxembourg Stock Exchange, notices to holders of the Notes shall also be published either on the website of the Luxembourg Stock Exchange (www.bourse.lu) or in a daily newspaper with general circulation in Luxembourg (which is expected to be the Luxemburger Wort).  If any such publication is not practicable, notice shall be validly given if published in another leading daily English language newspaper with general circulation in Europe.  Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the date of the first publication as provided above.

Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the holders of Bearer Notes in accordance with this Condition.

15	Currency Indemnity

Any amount received or recovered in a currency other than the currency in which payment under the relevant Note or Coupon is due (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the insolvency, winding-up or dissolution of the Issuer or the Guarantor or otherwise) by any Noteholder or Couponholder in respect of any sum expressed to be due to it from the Issuer or the Guarantor, as the case may be, shall only constitute a discharge to the Issuer or the Guarantor to the extent of the amount in the currency of payment under the relevant Note or Coupon that the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).  If the amount received or recovered is less than the amount expressed to be due to the recipient under any Note or Coupon, the Issuer, failing whom the Guarantor, shall indemnify it against any loss sustained by it as a result.  In any event, the Issuer, failing whom the Guarantor, shall indemnify the recipient against the cost of making any such purchase.  For the purposes of this Condition, it shall be sufficient for the Noteholder or Couponholder, as the case may be, to demonstrate that it would have suffered a loss had an actual purchase been made.  These indemnities constitute a separate and independent obligation from the Issuer’s or the Guarantor’s other obligations, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by any Noteholder or Couponholder and shall continue in full force and effect despite any other judgment, order, claim or proof for a liquidated amount in respect of any sum due under any Note or Coupon or any other judgment or order.

16	Contracts (Rights of Third Parties) Act 1999

No person shall have any right to enforce any term or condition of the Notes under the Contracts (Rights of Third Parties) Act 1999.

17	Governing Law and Jurisdiction

(a)
Governing Law:  The Notes, the Coupons and the Talons, and any non-contractual obligations arising out of or in connection with them are, governed by, and shall be construed in accordance with, English law, save that the provisions of Condition 3(c) (and related provisions of the Deed of Guarantee) relating to limitation of the obligations of the Guarantor are governed by, and shall be construed in accordance with, Swedish law.

(b)
Jurisdiction:  The Courts of England are to have jurisdiction to settle any disputes that may arise out of or in connection with any Notes, Coupons or Talons and accordingly any legal action or proceedings arising out of or in connection with any Notes, Coupons or Talons (“Proceedings”) may be brought in such courts.  Each of the Issuer and the Guarantor irrevocably submits to the jurisdiction of the courts of England and waives any objection to Proceedings in such courts on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum.  These submissions are made for the benefit of each of the holders of the Notes, Coupons and Talons and shall not affect the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

(c)
Service of Process:  Each of the Issuer and the Guarantor irrevocably appoints Business Sweden of 5 Upper Montagu Street, London W1H 2AG as its agent in England to receive, for it and on its behalf, service of process in any Proceedings in England.  Such service shall be deemed completed on delivery to such process agent (whether or not, it is forwarded to and received by the Issuer or the Guarantor).  If for any reason such process agent ceases to be able to act as such or no longer has an address in London, each of the Issuer and the Guarantor irrevocably agrees to appoint a substitute process agent and shall immediately notify Noteholders of such appointment in accordance with Condition 14.  Nothing in this condition shall affect the right to serve process in any manner permitted by law.

Schedule 2
Part D
Form of Coupon

On the front:

TELE2 AB (PUBL)
€3,000,000,000 Guaranteed Euro Medium Term Note Programme

Series No. [●] [Title of issue]

Coupon for [[set out amount due, if known]/the amount] due on [the Interest Payment Date falling in]* [●], [●].

[Coupon relating to Note in the nominal amount of [●]]**

This Coupon is payable to bearer (subject to the Conditions endorsed on the Note to which this Coupon relates, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such Note) at the specified offices of the Fiscal Agent and the Paying Agents set out on the reverse hereof (or any other Fiscal Agent or further or other Paying Agents or specified offices duly appointed or nominated and notified to the Noteholders).

[If the Note to which this Coupon relates shall have become due and payable before the maturity date of this Coupon, this Coupon shall become void and no payment shall be made in respect of it.]***

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

TELE2 AB (PUBL)

By:

[Cp. No.]	[Denomination]	[ISIN]	[Series]	[Certif. No.]

On the back:

Fiscal Agent and Paying Agent

BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH

Paying Agent[s]

[●]

[●]

[*Only necessary where Interest Payment Dates are subject to adjustment in accordance with a Business Day Convention otherwise the particular Interest Payment Date should be specified.]

[**Only required for Coupons relating to Floating Rate Notes that are issued in more than one denomination.]

[***Delete if Coupons are not to become void upon early redemption of Note.]

Schedule 2
Part E
Form of Talon

On the front:

TELE2 AB (PUBL)
€3,000,000,000 Guaranteed Euro Medium Term Note Programme

Series No. [●] [Title of issue]

Talon for further Coupons falling due on [the Interest Payment Dates falling in]*[●] [●].

[Talon relating to Note in the nominal amount of [●]]**

After all the Coupons relating to the Note to which this Talon relates have matured, further Coupons (including if appropriate a Talon for further Coupons) shall be issued at the specified office of the Fiscal Agent set out on the reverse hereof (or any other Fiscal Agent or specified office duly appointed or nominated and notified to the Noteholders) upon production and surrender of this Talon.

If the Note to which this Talon relates shall have become due and payable before the original due date for exchange of this Talon, this Talon shall become void and no exchange shall be made in respect of it.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

TELE2 AB (PUBL)

By:

[Talon No.]	[ISIN]	[Series]	[Certif. No.]

On the back:

Fiscal Agent

BNP Paribas Securities Services, Luxembourg Branch
33, Rue de Gasperich
L-5826 Hesperange
Luxembourg

[* The maturity dates of the relevant Coupons should be set out if known, otherwise reference should be made to the months and years in which the Interest Payment Dates fall due.]

[** Only required where the Series comprises Notes of more than one denomination.]

Schedule 3
Provisions for Meetings of Noteholders

Interpretation

1	In this Schedule:

1.1	references to a meeting are to a meeting of Noteholders of a single Series of Notes and include, unless the context otherwise requires, any adjournment

1.2	references to “Notes” and “Noteholders” are only to the Notes of the Series in respect of which a meeting has been, or is to be, called and to the holders of those Notes, respectively

1.3	“agent” means a holder of a voting certificate or a proxy for, or representative of, a Noteholder

1.4	“Alternative Clearing System” means any clearing system other than Euroclear or Clearstream, Luxembourg

1.5	“block voting instruction” means an instruction issued in accordance with paragraphs 10 to 15

1.6
“Extraordinary Resolution” means a resolution passed (a) at a meeting duly convened and held in accordance with this Agreement by a majority of at least 75 per cent. of the votes cast, (b) by a Written Resolution or (c) by an Electronic Consent

1.7	“Electronic Consent” has the meaning set out in paragraph 31

1.8	“voting certificate” means a certificate issued in accordance with paragraphs 6 to 8

1.9	“Written Resolution” means a resolution in writing signed by the holders of not less than 75 per cent. in nominal amount of the Notes outstanding

1.10
references to persons representing a proportion of the Notes are to Noteholders or agents holding or representing in the aggregate at least that proportion in nominal amount of the Notes for the time being outstanding

1.11
references to 24 hours / 48 hours shall be defined as being a period on which banks are open for business both in the place where the meeting is to be held and in each of the places where the Fiscal Agent has its specified office and

1.12
where Bonds are held in Euroclear or Clearstream, Luxembourg or an Alternative Clearing System, references herein to the deposit or release or surrender of Bonds shall be construed in accordance with the usual practices (including in relation to the blocking of the relevant account) of Euroclear or Clearstream, Luxembourg or such Alternative Clearing System.

Powers of meetings

2	A meeting shall, subject to the Conditions and without prejudice to any powers conferred on other persons by this Agreement, have power by Extraordinary Resolution:

2.1
to sanction any proposal by the Issuer or the Guarantor or any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Noteholders and/or the Couponholders against the Issuer or the Guarantor, whether or not those rights arise under the Notes

2.2	to sanction the exchange or substitution for the Notes of, or the conversion of the Notes into, shares, bonds or other obligations or securities of the Issuer, the Guarantor or any other entity

2.3	to assent to any modification of this Agreement, the Notes, the Talons or the Coupons proposed by the Issuer, the Guarantor or the Fiscal Agent

2.4	to authorise anyone to concur in and do anything necessary to carry out and give effect to an Extraordinary Resolution

2.5	to give any authority, direction or sanction required to be given by Extraordinary Resolution

2.6
to appoint any persons (whether Noteholders or not) as a committee or committees to represent the Noteholders’ interests and to confer on them any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution and

2.7	to approve the substitution of any entity for the Issuer or the Guarantor (or any previous substitute) as principal debtor or guarantor under this Agreement provided that the special quorum provisions in paragraph 20 shall apply to any Extraordinary Resolution (a “special quorum resolution”) for the purpose of sub-paragraph 2.2 or 2.7 or for the purpose of making a modification to this Agreement or the Notes which would have the effect of:

(i)	amending the dates of maturity or redemption of the Notes or any date for payment of interest or Interest Amounts on the Notes

(ii)	reducing or cancelling the nominal amount of, or any premium payable on redemption of, the Notes

(iii)
reducing the rate or rates of interest in respect of the Notes or varying the method or basis of calculating the rate or rates or amount of interest or the basis for calculating any Interest Amount in respect of the Notes

(iv)	if a Minimum and/or a Maximum Rate of Interest or Redemption Amount is shown hereon, reducing any such Minimum and/or Maximum

(v)
varying any method of, or basis for, calculating the Final Redemption Amount, the Early Redemption Amount or the Optional Redemption Amount, including the method of calculating the Amortised Face Amount

(vi)	varying the currency or currencies of payment or denomination of the Notes

(vii)	modifying the provisions concerning the quorum required at any meeting of Noteholders or the majority required to pass the Extraordinary Resolution

(viii)	modifying or cancelling the Guarantee or

(ix)          amending this proviso.

Convening a meeting

3
The Issuer or the Guarantor may at any time convene a meeting.  If it receives a written request by Noteholders holding at least 10 per cent in nominal amount of the Notes of any Series for the time being outstanding and is indemnified to its satisfaction against all costs and expenses, the Issuer shall convene a meeting of the Noteholders of that Series.  Every meeting shall be held at a time and place approved by the Fiscal Agent.

Notice of meeting

4
At least 21 days’ notice (exclusive of the day on which the notice is given or deemed to be given and of the day of the meeting) shall be given to the Noteholders.  A copy of the notice shall be given by the party convening the meeting to the other parties.  The notice shall specify the day, time and place of meeting and the nature of the resolutions to be proposed and shall explain how Noteholders may appoint proxies or representatives, obtain voting certificates and use block voting instructions and the details of the time limits applicable.

Cancellation of meeting

5
A meeting that has been validly convened in accordance with paragraph 3 above, may be cancelled by the person who convened such meeting by giving at least 5 days’ notice (exclusive of the day on which the notice is given or deemed to be given and of the day of the meeting) to the Noteholders.  Any meeting cancelled in accordance with this paragraph 5 shall be deemed not to have been convened.

Arrangements for voting on Bearer Notes (whether in definitive form or represented by a Global Note and whether held within or outside a Clearing System) – Voting Certificates

6
If a holder of a Bearer Note wishes to obtain a voting certificate in respect of it for a meeting, he must deposit such Bearer Note for that purpose at least 48 hours before the time fixed for the meeting with a Paying Agent or to the order of a Paying Agent with a bank or other depositary nominated by the Paying Agent for the purpose.  The Paying Agent shall then issue a voting certificate in respect of it.

7	A voting certificate shall:

7.1	be a document in the English language

7.2	be dated

7.3	specify the meeting concerned and (if applicable) the serial numbers of the Notes deposited

7.4	entitle, and state that it entitles, its bearer to attend and vote at that meeting in respect of those Notes and

7.5	specify details of evidence of the identity of the bearer of such voting certificate.

8	Once a Paying Agent has issued a voting certificate for a meeting in respect of a Note, it shall not release the Note until either:

8.1	the meeting has been concluded or

8.2	the voting certificate has been surrendered to the Paying Agent.

Arrangements for voting on Bearer Notes (whether in definitive form or represented by a Global Note and whether held within or outside a Clearing System) – Block Voting Instructions

9
If a holder of a Bearer Note wishes the votes attributable to it to be included in a block voting instruction for a meeting, then, at least 48 hours before the time fixed for the meeting, (i) he must deposit the Note for that purpose with a Paying Agent or to the order of a Paying Agent with a bank or other depositary nominated by the Paying Agent for the purpose and (ii) he or a duly authorised person on his behalf must direct the Paying Agent how those votes are to be cast.  The Paying Agent shall issue a block voting instruction in respect of the votes attributable to all Notes so deposited.

10	A block voting instruction shall:

10.1	be a document in the English language

10.2	be dated

10.3	specify the meeting concerned

10.4	list the total number and serial numbers (if applicable) of the Notes deposited, distinguishing with regard to each resolution between those voting for and those voting against it

10.5	certify that such list is in accordance with Notes deposited and directions received as provided in paragraphs 9, 12 and 15 and

10.6	appoint one or more named persons (each a “proxy”) to vote at that meeting in respect of those Notes and in accordance with that list.

A proxy need not be a Noteholder.

11	Once a Paying Agent has issued a block voting instruction for a meeting in respect of the votes attributable to any Notes:

11.1	it shall not release the Notes, except as provided in paragraph 12, until the meeting has been concluded and

11.2	the directions to which it gives effect may not be revoked or altered during the 48 hours before the time fixed for the meeting.

12
If the receipt for a Note deposited with or to the order of a Paying Agent in accordance with paragraph 9 is surrendered to the Paying Agent at least 48 hours before the time fixed for the meeting, the Paying Agent shall release the Note and exclude the votes attributable to it from the block voting instruction.

13
Each block voting instruction shall be deposited at least 48 hours before the time fixed for the meeting at the specified office of the Fiscal Agent or such other place as the Issuer shall designate or approve, and in default the block voting instruction shall not be valid unless the chairman of the meeting decides otherwise before the meeting proceeds to business.  If the Issuer requires, a certified copy of each block voting instruction shall be produced by the proxy at the meeting but the Issuer need not investigate or be concerned with the validity of the proxy’s appointment.

14
A vote cast in accordance with a block voting instruction shall be valid even if it or any of the Noteholders’ instructions pursuant to which it was executed has previously been revoked or amended, unless written intimation of such revocation or amendment is received from the relevant Paying Agent by the Fiscal Agent at its specified office (or such other place as may have been specified by the Issuer for the purpose) or by the chairman of the meeting in each case at least 24 hours before the time fixed for the meeting.

15	No Note may be deposited with or to the order of a Paying Agent at the same time for the purposes of both paragraph 6 and paragraph 9 for the same meeting.

Arrangements for voting on Registered Notes (whether in definitive form or represented by a Global Certificate and whether held within or outside a Clearing System) – Appointment of Proxy or Representative

16	A proxy or representative may be appointed in the following circumstances:

16.1
Proxy:  A holder of a Registered Note may, by an instrument in writing in the English language (a “form of proxy”) signed by the holder or, in the case of a corporation executed under its common seal or signed on behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar or the Transfer Agent not less than 48 hours before the time fixed for the relevant meeting, appoint one or more persons (each a “proxy”) to act on his or its behalf in connection with any meeting of the Noteholders and any adjourned such meeting.

16.2
Representative:  Any holder of a Registered Note which is a corporation may, by delivering to the Registrar or the Paying Agent not later than 48 hours before the time fixed for any meeting a resolution of its directors or other governing body (with, if it is not in English, a certified translation into English) authorise any person to act as its representative (a “representative”) in connection with any meeting of the Noteholders and any such adjourned meeting.

16.3
Other Proxies:  If the holder of a Registered Note is an Alternative Clearing System or a nominee of an Alternative Clearing System and the rules or procedures of such Alternative Clearing System so require, such nominee or Alternative Clearing System may appoint proxies in accordance with, and in the form used, by such Alternative Clearing System as part of its usual procedures from time to time in relation to meetings of Noteholders.  An y proxy so appointed may, by an instrument in writing in the English language in the form available from the specified office of the Registrar or the Paying Agent, signed by the proxy or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the Registrar or the Paying Agent not later than 48 hours before the time fixed for any meeting, appoint any person or the Paying Agent or any employee(s) of it nominated by it (the “sub-proxy”) to act on his or its behalf in connection with any meeting or proposed meeting of Noteholders.  All references to “proxy” or “proxies” in this Schedule other than in this sub-paragraph 16.3 shall be read so as to include references to “sub-proxy” or “sub-proxies”.

16.4
Record Date:  For so long as the Notes are eligible for settlement through an Alternative Clearing System’s book-entry settlement system and the rules or procedures of such Alternative Clearing System so require, the Issuer may fix a record date for the purpose of any meeting, provided such record date is no more than 10 days prior to the date fixed for such meeting which shall be specified in the notice convening the meeting.

16.5
Any proxy or sub-proxy appointed pursuant to sub-paragraph 16.1, 16.3 or 16.5 above or representative appointed pursuant to sub-paragraph 16.2 above shall, so long as such appointment remains in full force, be deemed, for all purposes in connection with the relevant meeting or adjourned meeting of the Noteholders, to be the holder of the Notes to which such appointment relates and the holder of the Notes shall be deemed for such purposes not to be the holder or owner, respectively.

Chairman

17
The chairman of a meeting shall be such person as the Issuer may nominate in writing, but if no such nomination is made or if the person nominated is not present within 15 minutes after the time fixed for the meeting the Noteholders or agents present shall choose one of their number to be chairman, failing which the Issuer may appoint a chairman.  The chairman need not be a Noteholder or agent.  The chairman of an adjourned meeting need not be the same person as the chairman of the original meeting.

Attendance

18	The following may attend and speak at a meeting:

18.1	Noteholders and agents

18.2	the chairman

18.3	the Issuer, the Guarantor and the Fiscal Agent (through their respective representatives) and their respective financial and legal advisers

18.4	the Dealers and their advisers.

No-one else may attend or speak.

Quorum and Adjournment

19
No business (except choosing a chairman) shall be transacted at a meeting unless a quorum is present at the commencement of business.  If a quorum is not present within 15 minutes from the time initially fixed for the meeting, it shall, if convened on the requisition of Noteholders, be dissolved.  In any other case it shall be adjourned until such date, not less than 14 nor more than 42 days later, and time and place as the chairman may decide.  If a quorum is not present within 15 minutes from the time fixed for a meeting so adjourned, the meeting shall be dissolved.

20	Two or more Noteholders or agents present in person shall be a quorum:

20.1	in the cases marked “No minimum proportion” in the table below, whatever the proportion of the Notes which they represent

20.2	in any other case, only if they represent the proportion of the Notes shown by the table below.

COLUMN 1	COLUMN 2	COLUMN 3
Purpose of meeting	Any meeting except one referred to in column 3	Meeting previously adjourned through want of a quorum
	Required proportion	Required proportion
To pass a special quorum resolution	75 per cent	25 per cent
To pass any other Extraordinary Resolution	A clear majority	No minimum proportion
Any other purpose	10 per cent	No minimum proportion

21
The chairman may with the consent of (and shall if directed by) a meeting adjourn the meeting from time to time and from place to place.  Only business which could have been transacted at the original meeting may be transacted at a meeting adjourned in accordance with this paragraph or paragraph 19.

22
At least 10 days’ notice (exclusive of the day on which the notice is given or deemed to be given and of the day of the adjourned meeting) of a meeting adjourned through want of a quorum shall be given in the same manner as for an original meeting and that notice shall state the quorum required at the adjourned meeting.  No notice need, however, otherwise be given of an adjourned meeting.

Voting

23
Each question submitted to a meeting shall be decided by a show of hands unless a poll is (before, or on the declaration of the result of, the show of hands) demanded by the chairman, the Issuer, the Guarantor or one or more persons representing not less than 2 per cent of the Notes.

24
Unless a poll is demanded a declaration by the chairman that a resolution has or has not been passed shall be conclusive evidence of the fact without proof of the number or proportion of the votes cast in favour of or against it.

25
If a poll is demanded, it shall be taken in such manner and (subject as provided below) either at once or after such adjournment as the chairman directs.  The result of the poll shall be deemed to be the resolution of the meeting at which it was demanded as at the date it was taken.  A demand for a poll shall not prevent the meeting continuing for the transaction of business other than the question on which it has been demanded.

26	A poll demanded on the election of a chairman or on a question of adjournment shall be taken at once.

27
On a show of hands every person who is present in person and who produces a Bearer Note, a Certificate of which he is the registered holder or a voting certificate or is a proxy or representative has one vote.  On a poll every such person has one vote in respect of each integral currency unit of the Specified Currency of such Series of Notes so produced or represented by the voting certificate so produced or for which he is a proxy or representative.  Without prejudice to the obligations of proxies, a person entitled to more than one vote need not use them all or cast them all in the same way.

28	In case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to any other votes which he may have.

Effect and Publication of an Extraordinary Resolution

29
An Extraordinary Resolution shall be binding on all the Noteholders, whether or not present at the meeting, and on all the Couponholders and each of them shall be bound to give effect to it accordingly.  The passing of such a resolution shall be conclusive evidence that the circumstances justify its being passed.  The Issuer shall give notice of the passing of an Extraordinary Resolution to Noteholders within 14 days but failure to do so shall not invalidate the resolution.

Minutes

30
Minutes shall be made of all resolutions and proceedings at every meeting and, if purporting to be signed by the chairman of that meeting or of the next succeeding meeting, shall be conclusive evidence of the matters in them.  Until the contrary is proved every meeting for which minutes have been so made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

Written Resolutions and Electronic Consent

31	Subject to the following sentence, a Written Resolution may be contained in one document or in several documents in like form, each signed by or on behalf of one or of the more Noteholders.

For so long as the Notes are in the form of a Global Note held on behalf of, or a Global Certificate registered in the name of any nominee for, one or more of Euroclear, Clearstream, Luxembourg or an Alternative Clearing System, then, in respect of any resolution proposed by the Issuer or the Guarantor:

31.1
Electronic Consent:  where the terms of the resolution proposed by the Issuer or the Guarantor (as the case may be) have been notified to the Noteholders through the relevant clearing system(s), as provided in sub-paragraphs (i) and/or (ii) below, each of the Issuer and the Guarantor shall be entitled to rely upon approval of such resolution given by way of electronic consents communicated through the electronic communications systems of the relevant clearing system(s) to the Paying Agent or another specified agent in accordance with their operating rules and procedures by or on behalf of the holders of not less than 75 per cent. in nominal amount of the Notes outstanding (the “Required Proportion”) (“Electronic Consent”) by close of business on the Relevant Date.  Any resolution passed in such manner shall be binding on all Noteholders and Couponholders, even if the relevant consent or instruction proves to be defective.  Neither the Issuer nor the Guarantor shall be liable or responsible to anyone for such reliance;

(i)
When a proposal for a resolution to be passed as an Electronic Consent has been made, at least 10 days’ notice (exclusive of the day on which the notice is given and of the day on which affirmative consents will be counted) shall be given to the Noteholders through the relevant clearing system(s).  The notice shall specify, in sufficient detail to enable Noteholders to give their consents in relation to the proposed resolution, the method by which their consents may be given (including, where applicable, blocking of their accounts in the relevant clearing system(s)) and the time and date (the “Relevant Date”) by which they must be received in order for such consents to be validly given, in each case subject to and in accordance with the operating rules and procedures of the relevant clearing system(s).

(ii)
If, on the Relevant Date on which the consents in respect of an Electronic Consent are first counted, such consents do not represent the Required Proportion, the resolution shall, if the party proposing such resolution (the “Proposer”) so determines, be deemed to be defeated.  Such determination shall be notified in writing to the other party or parties to this Agreement.  Alternatively, the Proposer may give a further notice to Noteholders that the resolution will be proposed again on such date and for such period as shall be agreed with the Issuer or the Guarantors (unless the Issuer or the Guarantor is the Proposer).  Such notice must inform Noteholders that insufficient consents were received in relation to the original resolution and the information specified in sub-paragraph (i) above.  For the purpose of such further notice, references to “Relevant Date” shall be construed accordingly.

For the avoidance of doubt, an Electronic Consent may only be used in relation to a resolution proposed by the Issuer or the Guarantor which is not then the subject of a meeting that has been validly convened in accordance with paragraph 3 above, unless that meeting is or shall be cancelled or dissolved; and

31.2
Written Resolution:  where Electronic Consent is not being sought, for the purpose of determining whether a Written Resolution has been validly passed, the Issuer and the Guarantor shall be entitled to rely on consent or instructions given in writing directly to the Issuer and/or the Guarantor, as the case may be, (a) by accountholders in the clearing system(s) with entitlements to such Global Note or Global Certificate and/or, (b) where the accountholders hold any such entitlement on behalf of another person, on written consent from or written instruction by the person identified by that accountholder as the person for whom such entitlement is held.  For the purpose of establishing the entitlement to give any such consent or instruction, the Issuer and the Guarantor shall be entitled to rely on any certificate or other document issued by, in the case of (a) above, Euroclear, Clearstream, Luxembourg or any other relevant alternative clearing system (the “relevant clearing system”) and in the case of (b) above, the relevant clearing system and the accountholder identified by the relevant clearing system for the purposes of (b) above.  Any resolution passed in such manner shall be binding on all Noteholders and Couponholders, even if the relevant consent or instruction proves to be defective.  Any such certificate or other document shall be conclusive and binding for all purposes.  Any such certificate or other document may comprise any form of statement or print out of electronic records provided by the relevant clearing system (including Euroclear’s EUCLID or Clearstream, Luxembourg’s CreationOnline system) in accordance with its usual procedures and in which the accountholder of a particular principal or nominal amount of the Notes is clearly identified together with the amount of such holding.  The Issuer and/or the Guarantor shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by any such person and subsequently found to be forged or not authentic.

A Written Resolution and/or Electronic Consent shall take effect as an Extraordinary Resolution.  A Written Resolution and/or Electronic Consent will be binding on all Noteholders and holders of Coupons and Talons, whether or not they participated in such Written Resolution and/or Electronic Consent.

Schedule 4
Form of Exercise Notice for Redemption Option

TELE2 AB (PUBL)
(Incorporated with limited liability in the Kingdom of Sweden)
€3,000,000,000
Guaranteed Euro Medium Term Note Programme guaranteed by
TELE2 SVERIGE AB
(Incorporated with limited liability in the Kingdom of Sweden) Series No. [●]

By depositing this duly completed Notice with any Paying Agent or Transfer Agent for the Notes of the above Series (the “Notes”) the undersigned holder of such of the Notes as are, or are represented by the Certificate that is, surrendered with this Notice and referred to below irrevocably exercises its option to have such Notes, or the nominal amount of Notes specified below redeemed on [●] under Condition 6(e) of the Notes.

This Notice relates to Notes in the aggregate nominal amount of [●], bearing the following certificate numbers:

If the Notes (or the Certificate representing them) to which this Notice relates are to be returned, or, in the case of a partial exercise of an option in respect of a single holding of Registered Notes, a new Certificate representing the balance of such holding in respect of which no option has been exercised is to be issued, to their holder, they should be returned by post to (1):

[●]

[●]

Payment Instructions

Please make payment in respect of the above Notes as follows:

*(a) by [currency] cheque drawn on a bank in [the principal financial centre of the currency] and mailed to the *[above address/address of the holder appearing in the Register].

*(b) by transfer to the following [currency] account:

Bank:	[●]

Branch Address:	[●]

Branch Code:	[●]

Account Number:	[●]

Account Name:	[●]

*Delete as appropriate

Signature of holder:	Certifying signature (2):

[To be completed by recipient Paying Agent or Transfer Agent]

Received by:

[Signature and stamp of Paying Agent or Transfer Agent] At its office at: [●]

On: [●]

Notes:

1
The Amended and Restated Agency Agreement provides that Notes or Certificates so returned or Certificates issued will be sent by post, uninsured and at the risk of the Noteholder, unless the Noteholder otherwise requests and pays the costs of such insurance in advance to the relevant Agent.  This section need only be completed in respect of Registered Notes if the Certificate is not to be forwarded to the Registered Address.

2
The signature of any person relating to Registered Notes shall conform to a list of duly authorised specimen signatures supplied by the holder of such Notes or (if such signature corresponds with the name as it appears on the face of the Certificate) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent may reasonably require.  A representative of the holder should state the capacity in which he signs.

3	This Exercise Notice is not valid unless all of the paragraphs requiring completion are duly completed.

4
The Agent with whom the above Notes or Certificates are deposited shall not in any circumstances be liable to the depositing Noteholder or any other person for any loss or damage arising from any act, default or omission of such Agent in relation to the Notes, Certificates or any of them unless such loss or damage was caused by the fraud or negligence of such Agent or its directors, officers or employees.

Schedule 5
Regulations Concerning the Transfer and Registration of Notes

These provisions are applicable separately to each Series of Notes.

1	Each Certificate shall represent an integral number of Registered Notes.

2
Unless otherwise requested by him and agreed by the Issuer and save as provided in the Conditions, each holder of more than one Registered Note shall be entitled to receive only one Certificate in respect of his holding.

3
Unless otherwise requested by them and agreed by the Issuer and save as provided in the Conditions, the joint holders of one or more Registered Notes shall be entitled to receive only one Certificate in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the register of the holders of Registered Notes in respect of the joint holding.  All references to “holder”, “transferor” and “transferee” shall include joint holders, transferors and transferees.

4
The executors or administrators of a deceased holder of Registered Notes (not being one of several joint holders) and, in the case of the death of one or more of joint holders, the survivor or survivors of such joint holders shall be the only persons recognised by the Issuer as having any title to such Registered Notes.

5
Any person becoming entitled to Registered Notes in consequence of the death or bankruptcy of the holder of such Registered Notes may, upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the Transfer Agent or the Registrar shall require (including legal opinions), be registered himself as the holder of such Registered Notes or, subject to the preceding paragraphs as to transfer, may transfer such Registered Notes.  The Issuer, the Transfer Agents and the Registrar may retain any amount payable upon the Registered Notes to which any person is so entitled until such person shall be so registered or shall duly transfer the Registered Notes.

6
Upon the initial presentation of a Certificate representing Registered Notes to be transferred or in respect of which an option is to be exercised or any other Noteholders’ right to be demanded or exercised, the Transfer Agent or the Registrar to whom such Note is presented shall request reasonable evidence as to the identity of the person (the “Presentor”) who has executed the form of transfer on the Certificate or other accompanying notice or documentation, as the case may be, if such signature does not conform to any list of duly authorised specimen signatures supplied by the registered holder.  If the signature corresponds with the name of the registered holder, such evidence may take the form of a certifying signature by a notary public or a recognised bank.  If the Presentor is not the registered holder or is not one of the persons included on any list of duly authorised persons supplied by the registered holder, the Transfer Agent or Registrar shall require reasonable evidence (which may include legal opinions) of the authority of the Presentor to act on behalf of, or in substitution for, the registered holder in relation to such Registered Notes.

Schedule 6
Accountholder Certificate of Non-U.S. Citizenship and Residency

TELE2 AB (PUBL)
(Incorporated with limited liability in the Kingdom of Sweden)
€3,000,000,000
Guaranteed Euro Medium Term Note Programme guaranteed by
TELE2 SVERIGE AB
(Incorporated with limited liability in the Kingdom of Sweden) Series No. [●] Tranche No. [●]
(the “Securities”)

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (“United States person(s)”), (ii) are owned by United States person(s) that (A) are the foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (B) acquired the Securities through foreign branches of financial institutions and who hold the Securities through such financial institution on the date hereof (and in either case (A) or (B), each such financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 903(b)(3) of Regulation S under the U.S. Securities Act of 1933, as amended (the “Act”) then this is also to certify that, except as set forth below (i) in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Securities are owned by (x) non-U.S. person(s) (and such person(s) are not acquiring the Securities for the account or benefit of U.S. person(s)) or (y) U.S. person(s) who purchased the Securities in a transaction which did not require registration under the Act.  If this certification is being delivered in connection with the exercise of warrants pursuant to Section 903(b)(5) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Securities are being exercised by and on behalf of non-U.S. person(s).  As used in this paragraph the term “U.S. person” has the meaning given to it by Regulation S under the Act.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by fax on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [●] in nominal amount of such Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certificate is required in connection with certain tax laws and, if applicable, certain securities laws, of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorise you to produce this certificate to any interested party in such proceedings.

Dated:
The account holder, as, or as agent for, the beneficial owner(s) of the Securities to which this Certificate applies.

Schedule 7
Clearing System Certificate of Non-U.S. Citizenship and Residency

TELE2 AB (PUBL)
(Incorporated with limited liability in the Kingdom of Sweden)
€3,000,000,000
Guaranteed Euro Medium Term Note Programme guaranteed by
TELE2 SVERIGE AB
(Incorporated with limited liability in the Kingdom of Sweden) Series No. [●] Tranche No. [●]
(the “Securities”)

This is to certify that, based solely on certifications we have received in writing, by fax from member organisations appearing in our records as persons being entitled to a portion of the nominal amount set forth below (our “Member Organisations”) substantially to the effect set forth in the Amended and Restated Agency Agreement, as of the date hereof, [●] nominal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (“United States persons”), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of a category contemplated in Section 903(b)(3) of Regulation S under the U.S. Securities Act of 1933, as amended (the “Act”) then this is also to certify with respect to such nominal amount of Securities set forth above that, except as set forth below, we have received in writing, by fax from our Member Organisations entitled to a portion of such nominal amount, certifications with respect to such portion, substantially to the effect set forth in the Amended and Restated Agency Agreement.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest in respect of) the Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated:  [●] *

Yours faithfully

[EUROCLEAR BANK S.A./N.V.
as operator of the Euroclear System]

or

[CLEARSTREAM BANKING, SOCIÉTÉ ANONYME]

By:

*[Not earlier than the Exchange Date as defined in the temporary Global Note.]

Schedule 8
Obligations regarding Notes in NGN form and Registered Notes held under the NSS

In relation to each Series of Notes that is represented by a NGN or which is held under the NSS, the Fiscal Agent or the Registrar, as the case may be, will comply with the following provisions:

1
The Fiscal Agent or the Registrar will inform each of Euroclear and Clearstream, Luxembourg through the Common Service Provider of the initial issue outstanding amount for the Notes on or prior to the relevant Issue Date.

2
If any event occurs that requires a mark up or mark down of the records which either Euroclear or Clearstream, Luxembourg holds for its customers to reflect such customers’ interest in the Notes, the Fiscal Agent or the Registrar will (to the extent known to it) promptly provide details of the amount of such mark up or mark down, together with a description of the event that requires it, to Euroclear and Clearstream, Luxembourg (through the Common Service Provider) to ensure that (i) the issue outstanding amount of any Notes which are in NGN form, as set out in the records of Euroclear and Clearstream, Luxembourg, or (ii) the records of Euroclear and Clearstream, Luxembourg reflecting the issue outstanding amount of any Registered Notes held under the NSS, remains accurate at all times.

3
The Fiscal Agent or Registrar will at least monthly perform a reconciliation process with Euroclear and Clearstream, Luxembourg (through the Common Service Provider) with respect to the issue outstanding amount for the Notes and will promptly inform Euroclear and Clearstream, Luxembourg (through the Common Service Provider) of any discrepancies.

4
The Fiscal Agent or the Registrar will promptly assist Euroclear and Clearstream, Luxembourg (through the Common Service Provider) in resolving any discrepancy identified in the issue outstanding amount of any Notes in NGN form or in the records reflecting the issue outstanding amount of any Registered Notes held under the NSS.

5
The Fiscal Agent or the Registrar will promptly provide to Euroclear and Clearstream, Luxembourg (through the Common Service Provider) details of all amounts paid by it under the Notes (or, where the Notes provide for delivery of assets other than cash, of the assets so delivered).

6
The Fiscal Agent or the Registrar will (to the extent known to it) promptly provide to Euroclear and Clearstream, Luxembourg (through the Common Service Provider) notice of any changes to the Notes that will affect the amount of, or date for, any payment due under the Notes.

7
The Fiscal Agent or the Registrar will (to the extent known to it) promptly provide to Euroclear and Clearstream, Luxembourg (through the Common Service Provider) copies of all information that is given to the holders of the Notes.

8
The Fiscal Agent or the Registrar will promptly pass on to the Issuer all communications it receives from Euroclear and Clearstream, Luxembourg directly or through the Common Service Provider relating to the Notes.

9
The Fiscal Agent or the Registrar will (to the extent known to it) promptly notify Euroclear and Clearstream, Luxembourg (through the Common Service Provider) of any failure by the Issuer to make any payment due under the Notes when due.